UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

# 2017 ANNUAL REPORT

**October 31, 2017**

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2017 (Unaudited)

At the beginning of the 12-month period ended October 31, 2017, U.S. presidential election news dominated headlines. Following Donald Trump’s victory, the post-election optimism of investors and the Trump administration’s emphasis on tax cuts and infrastructure spending pushed markets higher. Over the trailing 12 months, the S&P 500 Index and the Dow Jones Industrial Average (“DJIA”) increased 23.6% and 32.1%, respectively. From January 2017 through October 2017, the S&P 500 Index and DJIA were up 16.9% and 20.6%, respectively, while market volatility remained elusive.

With the exception of the Telecommunications sector, all S&P 500 Index sectors were up for the trailing 12-month period. The Information Technology and Financials sectors remained the front runners, followed by the Basic Materials and Industrials sectors. Even with the significant decline in oil prices year-to-date in 2017, the Energy sector was able to pump out a 2.5% trailing 12-month return. The Consumer Staples sector has been hard-hit since this summer’s news about Amazon.com, Inc.’s surprise acquisition of Whole Foods.

With strength in the Information Technology and Health Care sectors, growth stocks continued to trounce value stocks in the trailing 12-month period. While large-cap securities have performed very well thus far, small-cap securities have done even better – perhaps driven by improved prospects of tax reform. The Russell 2000 Index was up 27.9% in the period under review, while the Russell 1000 Index gained 23.7% and the Russell Midcap Index rose 21.1%.

Federal Reserve (the “Fed”) Chair Janet Yellen has reiterated the importance of measured rate normalization following a decade of near-zero interest rates. The Fed increased short-term interest rates by 0.25% in December 2016, March 2017 and June 2017. Following the June 2017 rate hike, short-term interest rates ranged from 1.00% to 1.25%. Long-term inflation expectations initially increased sharply in the wake of the presidential election, but ultimately proved elusive. Consumer confidence consistently surprised to the upside for the last 12 months, despite mixed economic data and slower job growth. Gross domestic product (“GDP”) for first quarter was revised up to 1.4%, driven largely by consumer spending. The upward revision doubled the original 0.7% GDP reported in April, but still undershot expectations. Final second-quarter GDP growth beat expectations at 3.1%. GDP expanded at a 3% annual rate in the third quarter. From a macro perspective, the resilience of the U.S. economy was tested by major hurricanes hitting Texas, Florida and Puerto Rico. With the help of soaring stock prices and rising business and consumer confidence, the U.S. economy posted its best six-month stretch of growth in three years. At the end of the period, investors awaited President Trump’s nominee for Ms. Yellen’s successor.

The U.S. is clearly in the back half of what is being viewed as a very long economic cycle, which continues to be fueled by the acceleration of global profit growth, a pickup in domestic and global manufacturing, and early signs of better capital expenditure and higher wages. In other words, the U.S. economic recovery could very well continue for the foreseeable future. The U.S. equity market appears to be accepting of a gradual return to normalized interest rates and balance-sheet reductions. The U.S. market also appears to be holding its own even in light of headwinds that include everything from natural disasters, to domestic terrorism, to dealing with an unpredictable foreign dictator. The resilience of the U.S. equity market has been notable.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned 23.20% for the twelve months ended October 31, 2017, outperforming the Russell 1000® Value Index (the “Index”) return of 17.78% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/07 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2007- 10/31/2017
Institutional Class (1,7)	AADEX	23.60%	7.65%	13.37%	5.92%	$17,772
Y Class (1,2,7)	ABLYX	23.51%	7.58%	13.29%	5.85%	$17,649
Investor Class (1,7)	AAGPX	23.20%	7.29%	13.00%	5.56%	$17,185
Advisor Class (1,7)	AVASX	23.01%	7.14%	12.83%	5.40%	$16,927
A without Sales Charge (1,3,7)	ALVAX	23.09%	7.23%	12.89%	5.48%	$17,055
A with Sales Charge (1,3,7)	ALVAX	16.00%	5.14%	11.56%	4.86%	$16,077
C without Sales Charge (1,4,7)	ALVCX	22.26%	6.45%	12.05%	4.91%	$16,146
C with Sales Charge (1,4,7)	ALVCX	21.26%	6.45%	12.05%	4.91%	$16,146
R6 Class (1,5,7)	AALRX	23.60%	7.65%	13.37%	5.92%	$17,772

Russell 1000® Value Index (6)		17.78%	7.99%	13.48%	5.99%	$17,893

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/07 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/07.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/07. A Class shares have a maximum sales charge of 5.75%.

4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/07. A portion of the fees charged to the C Class was waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

5.	Fund performance for the, one-year, three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/07 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/07. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/17. Performance prior to waiving fees was lower than the actual returns shown.

6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and R6 Class shares was 0.60%, 0.67%, 0.93%, 1.08%, 0.98%, 1.74% and 0.58%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index for the twelve-month period.

The Fund’s investments in the Energy, Financials and Information Technology sectors contributed the most to stock selection outperformance. In the Energy sector, BP PLC Sponsored ADR (up 21.93%) and ConocoPhillips (up 20.29%) were the largest contributors. Positions in Citigroup Inc. (up 51.75%) and Bank of America Corp. (up 71.79%) helped the Fund’s returns in the Financials sector. Lastly, in the Information Technology sector, the Fund’s position in Micron Technology, Inc. (up 159.88%) and Microsoft Corp. (up 42.55%) were the biggest supporters to the Fund’s performance for the period.

Sector allocation helped as a significant underweight in Real Estate and in Consumer Staples (up 4.96% and up 3.13%, respectively) added relative performance compared to the Index. The Fund’s overweight position in the Consumer Discretionary sector (up 12.82%) was the only sector to underperform and thus, somewhat muted relative outperformance from sector allocation.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Citigroup, Inc.		3.7
JPMorgan Chase & Co.		3.1
Bank of America Corp.		2.7
Wells Fargo & Co.		2.5
BP PLC, Sponsored ADR		2.3
American International Group, Inc.		2.2
Microsoft Corp.		2.0
Oracle Corp.		1.9
Anthem, Inc.		1.7
Johnson Controls International PLC		1.7

Total Fund Holdings	201

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Financials	28.1
Energy	13.5
Health Care	12.5
Industrials	11.4
Information Technology	11.0
Consumer Discretionary	9.3
Consumer Staples	6.0
Materials	4.6
Telecommunication Services	1.9
Utilities	1.6
Real Estate	0.1

5

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2017 (Unaudited)

Large Cap Value Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,080.90	$3.15
Hypothetical**	$1,000.00	$1,022.20	$3.06
Y Class
Actual	$1,000.00	$1,080.80	$3.51
Hypothetical**	$1,000.00	$1,021.80	$3.41
Investor Class
Actual	$1,000.00	$1,079.10	$4.82
Hypothetical**	$1,000.00	$1,020.60	$4.69
Advisor Class
Actual	$1,000.00	$1,078.60	$5.61
Hypothetical**	$1,000.00	$1,019.80	$5.45
A Class
Actual	$1,000.00	$1,078.80	$5.08
Hypothetical**	$1,000.00	$1,020.30	$4.94
C Class
Actual	$1,000.00	$1,075.30	$8.89
Hypothetical**	$1,000.00	$1,016.60	$8.64
R6 Class
Actual	$1,000.00	$1,081.30	$3.04
Hypothetical**	$1,000.00	$1,022.30	$2.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.60%, 0.67%, 0.92%, 1.07%, 0.97%, 1.70%, and 0.58% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

American Beacon Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50%
Consumer Discretionary - 8.89%
Auto Components - 1.83%
Adient PLC	141,098	$11,903,027
Delphi Automotive PLC	147,692	14,677,631
Goodyear Tire & Rubber Co.	1,674,909	51,235,466
Magna International, Inc.	1,031,041	56,243,287

		134,059,411

Automobiles - 1.65%
General Motors Co.	2,362,805	101,553,359
Harley-Davidson, Inc.A	240,830	11,400,892
Honda Motor Co., Ltd., Sponsored ADR	252,472	7,849,355

		120,803,606

Hotels, Restaurants & Leisure - 0.34%
Carnival Corp.	168,900	11,213,271
Norwegian Cruise Line Holdings Ltd.B	245,100	13,664,325

		24,877,596

Household Durables - 0.44%
DR Horton, Inc.	626,000	27,675,460
Newell Brands, Inc.	107,207	4,371,901

		32,047,361

Media - 2.38%
CBS Corp., Class B, NVDR	403,003	22,616,528
Comcast Corp., Class A	1,303,339	46,959,304
Discovery Communications, Inc., Class AA B	1,678,444	31,689,023
Discovery Communications, Inc., Class CB	796,900	14,192,789
Interpublic Group of Cos, Inc.	432,498	8,325,587
Omnicom Group, Inc.	332,037	22,309,566
Regal Entertainment Group, Class AA	1,068,900	17,476,515
Time Warner, Inc.	24,936	2,450,959
Walt Disney Co.	85,100	8,322,380

		174,342,651

Multiline Retail - 0.90%
Dollar General Corp.	689,100	55,706,844
Target Corp.	171,289	10,112,903

		65,819,747

Specialty Retail - 1.00%
Advance Auto Parts, Inc.	342,910	28,029,464
Bed Bath & Beyond, Inc.	296,106	5,892,509
Lowe’s Companies, Inc.	492,400	39,367,380

		73,289,353

Textiles, Apparel & Luxury Goods - 0.35%
Hanesbrands, Inc.A	1,117,890	25,152,525

Total Consumer Discretionary		650,392,250

Consumer Staples - 5.77%
Beverages - 0.72%
Diageo PLC, Sponsored ADR	108,687	14,891,206
Molson Coors Brewing Co., Class B	383,300	30,997,471
PepsiCo, Inc.	63,495	6,999,054

		52,887,731

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Consumer Staples - 5.77% (continued)
Food & Staples Retailing - 1.27%
CVS Health Corp.	1,104,262	$75,675,075
Wal-Mart Stores, Inc.	197,382	17,233,422

		92,908,497

Food Products - 0.88%
Archer-Daniels-Midland Co.	134,814	5,509,848
Danone S.A., Sponsored ADR	381,856	6,277,713
General Mills, Inc.	309,863	16,088,087
JM Smucker Co.	42,431	4,499,807
Kellogg Co.	180,095	11,261,340
Nestle S.A., Sponsored ADR	250,943	21,136,929

		64,773,724

Household Products - 0.18%
Procter & Gamble Co.	69,913	6,036,288
Reckitt Benckiser Group PLC, Sponsored ADRA	381,676	6,923,603

		12,959,891

Personal Products - 0.06%
Coty, Inc., Class A	265,312	4,085,805

Tobacco - 2.66%
Altria Group, Inc.	854,283	54,862,054
Imperial Brands PLC, Sponsored ADR	990,914	40,964,385
Philip Morris International, Inc.	942,203	98,592,122

		194,418,561

Total Consumer Staples		422,034,209

Energy - 12.91%
Energy Equipment & Services - 1.31%
Helmerich & Payne, Inc.A	821,300	44,604,803
National Oilwell Varco, Inc.	616,800	21,088,392
Oceaneering International, Inc.	444,100	8,979,702
Schlumberger Ltd.	330,067	21,124,288

		95,797,185

Oil, Gas & Consumable Fuels - 11.60%
Anadarko Petroleum Corp.	470,200	23,213,774
Andeavor	205,600	21,842,944
Apache Corp.	1,132,300	46,843,251
BP PLC, Sponsored ADR	4,129,979	167,966,246
Canadian Natural Resources Ltd.	2,418,403	84,402,265
Chevron Corp.	596,283	69,103,237
Cobalt International Energy, Inc.B	230,024	223,123
ConocoPhillips	2,263,616	115,783,958
Devon Energy Corp.	1,191,366	43,961,405
EOG Resources, Inc.	131,856	13,168,459
Exxon Mobil Corp.	136,069	11,341,351
Hess Corp.	807,892	35,676,511
Kinder Morgan, Inc.	1,528,500	27,681,135
Kosmos Energy Ltd.B	1,247,445	9,580,377
Marathon Oil Corp.	3,293,586	46,834,793
Murphy Oil Corp.	952,860	25,489,005
Occidental Petroleum Corp.	136,880	8,838,342
Phillips 66	726,304	66,151,768
Royal Dutch Shell PLC, Class A, Sponsored ADR	494,822	31,188,631

		849,290,575

Total Energy		945,087,760

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Financials - 26.85%
Banks - 13.90%
Bank of America Corp.	7,125,298	$195,161,912
BNP Paribas S.A., ADR	582,400	22,782,323
CIT Group, Inc.	203,100	9,468,522
Citigroup, Inc.	3,676,465	270,220,177
Citizens Financial Group, Inc.	801,553	30,467,030
JPMorgan Chase & Co.	2,252,546	226,628,653
PNC Financial Services Group, Inc.	387,420	52,995,182
US Bancorp	548,690	29,837,762
Wells Fargo & Co.	3,196,761	179,466,163

		1,017,027,724

Capital Markets - 4.11%
Bank of New York Mellon Corp.	465,210	23,935,055
BlackRock, Inc.	28,127	13,243,035
Blackstone Group LP, MLP	1,685,348	56,105,235
Franklin Resources, Inc.	112,935	4,757,952
Goldman Sachs Group, Inc.	232,593	56,399,151
KKR & Co. LP	4,011,808	80,436,750
Moody’s Corp.	60,436	8,606,691
Morgan Stanley	191,478	9,573,900
Nasdaq, Inc.	162,853	11,831,270
State Street Corp.	328,392	30,212,064
T Rowe Price Group, Inc.	59,926	5,567,125

		300,668,228

Consumer Finance - 2.91%
Ally Financial, Inc.	557,200	14,559,636
American Express Co.	142,427	13,604,627
Capital One Financial Corp.	519,191	47,859,026
Discover Financial Services	438,700	29,186,711
Navient Corp.	1,313,701	16,368,715
OneMain Holdings, Inc.B	563,400	17,899,218
Santander Consumer USA Holdings, Inc.B	1,512,847	25,173,774
SLM Corp.B	2,379,730	25,201,341
Synchrony Financial	716,587	23,375,068

		213,228,116

Diversified Financial Services - 0.75%
Berkshire Hathaway, Inc., Class BB	292,991	54,771,737

Insurance - 4.82%
American International Group, Inc.	2,519,883	162,809,641
Aon PLC	168,006	24,097,101
Chubb Ltd.	174,026	26,246,601
MetLife, Inc.	316,299	16,947,300
Prudential Financial, Inc.	71,331	7,879,222
Travelers Companies, Inc.	412,820	54,678,009
XL Group Ltd.	1,477,893	59,810,330

		352,468,204

Mortgage Real Estate Investment Trusts (REITs) - 0.16%
Two Harbors Investment Corp.	1,203,654	11,795,809

Thrifts & Mortgage Finance - 0.20%
Radian Group, Inc.	696,300	14,594,448

Total Financials		1,964,554,266

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Health Care - 11.87%
Biotechnology - 1.21%
AbbVie, Inc.	202,784	$18,301,256
Biogen, Inc.B	53,300	16,611,478
Celgene Corp.B	175,600	17,730,332
Gilead Sciences, Inc.	282,300	21,161,208
Shire PLC, ADR	100,000	14,763,000

		88,567,274

Health Care Equipment & Supplies - 2.76%
Abbott Laboratories	343,129	18,607,886
Danaher Corp.	175,815	16,222,450
Koninklijke Philips N.V.	944,837	38,539,901
Medtronic PLC	1,470,591	118,411,987
Zimmer Biomet Holdings, Inc.	80,267	9,762,073

		201,544,297

Health Care Providers & Services - 1.98%
Anthem, Inc.	582,531	121,871,310
Cigna Corp.	43,002	8,480,854
Express Scripts Holding Co.B	93,068	5,704,138
McKesson Corp.	62,603	8,631,702

		144,688,004

Life Sciences Tools & Services - 0.23%
Thermo Fisher Scientific, Inc.	87,998	17,056,652

Pharmaceuticals - 5.69%
GlaxoSmithKline PLC, Sponsored ADR	857,934	31,254,536
Horizon Pharma PLCB	1,467,292	19,896,479
Jazz Pharmaceuticals PLCB	92,968	13,157,761
Johnson & Johnson	606,665	84,575,168
Mallinckrodt PLCB	436,707	13,830,511
Merck & Co., Inc.	978,446	53,902,590
Mylan N.V.B	645,085	23,035,985
Novartis AG, Sponsored ADR	35,069	2,895,998
Pfizer, Inc.	3,148,705	110,393,597
Roche Holding AG, Sponsored ADR	80,182	2,318,463
Sanofi, ADR	1,295,145	61,234,456

		416,495,544

Total Health Care		868,351,771

Industrials - 10.88%
Aerospace & Defense - 2.16%
Embraer S.A., Sponsored ADR	349,600	6,691,344
General Dynamics Corp.	102,136	20,731,565
Lockheed Martin Corp.	30,306	9,339,097
Northrop Grumman Corp.	62,141	18,364,530
Raytheon Co.	231,567	41,728,373
Rockwell Collins, Inc.	192,416	26,091,610
United Technologies Corp.	295,603	35,401,415

		158,347,934

Air Freight & Logistics - 0.19%
United Parcel Service, Inc., Class B	118,486	13,925,659

Airlines - 1.42%
American Airlines Group, Inc.	732,540	34,297,523
Delta Air Lines, Inc.	802,600	40,154,078
United Continental Holdings, Inc.B	503,700	29,456,376

		103,907,977

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Industrials - 10.88% (continued)
Building Products - 1.65%
Johnson Controls International PLC	2,920,747	$120,889,718

Construction & Engineering - 0.23%
AECOMB	487,764	17,101,006

Electrical Equipment - 0.63%
Eaton Corp. PLC	571,356	45,719,907

Industrial Conglomerates - 1.71%
3M Co.	95,433	21,967,722
General Electric Co.	1,978,700	39,890,592
Honeywell International, Inc.	435,859	62,833,434

		124,691,748

Machinery - 1.82%
CNH Industrial N.V.	3,041,739	38,630,085
Cummins, Inc.	245,197	43,370,445
Illinois Tool Works, Inc.	74,902	11,723,661
Ingersoll-Rand PLC	82,186	7,281,680
PACCAR, Inc.	136,951	9,823,495
Parker-Hannifin Corp.	79,001	14,426,373
Stanley Black & Decker, Inc.	49,474	7,992,525

		133,248,264

Professional Services - 0.09%
Equifax, Inc.	59,224	6,427,581

Road & Rail - 0.23%
Canadian National Railway Co.	90,715	7,301,651
Union Pacific Corp.	82,246	9,523,264

		16,824,915

Trading Companies & Distributors - 0.75%
AerCap Holdings N.V.B	998,300	52,550,512
HD Supply Holdings, Inc.B	63,821	2,258,625

		54,809,137

Total Industrials		795,893,846

Information Technology - 10.49%
Communications Equipment - 1.50%
Cisco Systems, Inc.	1,605,670	54,833,631
Telefonaktiebolaget LM Ericsson, Sponsored ADRA	8,805,820	55,036,375

		109,870,006

Electronic Equipment, Instruments & Components - 0.87%
Corning, Inc.	1,710,840	53,566,400
TE Connectivity Ltd.	109,600	9,970,312

		63,536,712

IT Services - 1.54%
Accenture PLC, Class A	263,608	37,527,235
Amdocs Ltd.	48,242	3,140,554
Cognizant Technology Solutions Corp., Class A	52,931	4,005,289
DXC Technology Co.	45,558	4,169,468
Fidelity National Information Services, Inc.	139,671	12,955,882
First Data Corp., Class AB	1,676,700	29,862,027
Fiserv, Inc.B	48,268	6,247,327

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Information Technology - 10.49% (continued)
IT Services - 1.54% (continued)
International Business Machines Corp.	35,086	$5,405,349
Teradata Corp.B	293,894	9,830,755

		113,143,886

Semiconductors & Semiconductor Equipment - 1.39%
Micron Technology, Inc.B	1,123,279	49,772,492
QUALCOMM, Inc.	526,508	26,857,173
Texas Instruments, Inc.	181,664	17,565,092
Versum Materials, Inc.	180,046	7,576,336

		101,771,093

Software - 3.90%
Microsoft Corp.	1,765,335	146,840,565
Oracle Corp.	2,719,744	138,434,970

		285,275,535

Technology Hardware, Storage & Peripherals - 1.29%
Hewlett Packard Enterprise Co.	6,781,744	94,401,876

Total Information Technology		767,999,108

Materials - 4.39%
Chemicals - 3.17%
Air Products & Chemicals, Inc.	404,992	64,567,875
DowDuPont, Inc.	1,251,174	90,472,392
Eastman Chemical Co.	387,926	35,227,560
Monsanto Co.	40,904	4,953,474
PPG Industries, Inc.	219,320	25,493,757
Sherwin-Williams Co.	28,297	11,181,559

		231,896,617

Containers & Packaging - 0.74%
Crown Holdings, Inc.B	650,572	39,144,918
International Paper Co.	267,686	15,330,377

		54,475,295

Metals & Mining - 0.35%
Reliance Steel & Aluminum Co.	330,375	25,386,015

Paper & Forest Products - 0.13%
Louisiana-Pacific Corp.B	364,077	9,895,613

Total Materials		321,653,540

Real Estate - 0.06%
Equity Real Estate Investment Trusts (REITs) - 0.06%
Public Storage	23,287	4,826,231

Telecommunication Services - 1.84%
Diversified Telecommunication Services - 1.28%
AT&T, Inc.	1,786,726	60,123,330
Verizon Communications, Inc.	694,507	33,246,050

		93,369,380

Wireless Telecommunication Services - 0.56%
Vodafone Group PLC, Sponsored ADR	1,421,950	41,208,111

Total Telecommunication Services		134,577,491

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 95.50% (continued)
Utilities - 1.55%
Electric Utilities - 0.87%
Duke Energy Corp.	205,614	$18,157,772
Entergy Corp.	274,929	23,715,376
PPL Corp.	201,654	7,574,124
Southern Co.	167,999	8,769,548
Xcel Energy, Inc.	112,495	5,570,753

		63,787,573

Independent Power & Renewable Electricity Producers - 0.37%
Calpine Corp.B	1,791,378	26,763,187

Multi-Utilities - 0.31%
CenterPoint Energy, Inc.	770,562	22,793,224

Total Utilities		113,343,984

Total Common Stocks (Cost $5,353,850,941)		6,988,714,456

SHORT-TERM INVESTMENTS - 3.94% (Cost $288,452,185)
Investment Companies - 3.94%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%C D	288,452,185	288,452,185

SECURITIES LENDING COLLATERAL - 1.33% (Cost $97,150,617)
Investment Companies - 1.33%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%C D	97,150,617	97,150,617

TOTAL INVESTMENTS - 100.77% (Cost $5,739,453,743)		7,374,317,258
LIABILITIES, NET OF OTHER ASSETS - (0.77%)		(56,587,310)

TOTAL NET ASSETS - 100.00%		$7,317,729,948

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at October 31, 2017.

B Non-income producing security.

C 7-day yield.

D The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	2,276	December 2017	$ 289,212,942	$292,773,260	$3,560,318

			$ 289,212,942	$292,773,260	$3,560,318

Index Abbreviations:
S&P 500	Standard & Poor’s 500 Index

See accompanying notes

15

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$6,988,714,456	$-	$-	$6,988,714,456
Short-Term Investments	288,452,185	-	-	288,452,185
Securities Lending Collateral	97,150,617	-	-	97,150,617

Total Investments in Securities - Assets	$7,374,317,258	$-	$-	$7,374,317,258

Financial Derivative Instruments - Assets
Futures Contracts	$3,560,318	$-	$-	$3,560,318

Total Financial Derivative Instruments - Assets	$3,560,318	$-	$-	$3,560,318

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$6,988,714,456
Investments in affiliated securities, at fair value‡	385,602,802
Deposit with brokers for futures contracts	10,242,000
Dividends and interest receivable	6,543,607
Receivable for investments sold	57,405,491
Receivable for fund shares sold	2,596,202
Receivable for tax reclaims	425,539
Receivable for expense reimbursement (Note 2)	277
Prepaid expenses	149,660

Total assets	7,451,680,034

Liabilities:
Payable for investments purchased	16,474,817
Payable for fund shares redeemed	12,159,009
Payable for variation margin from open futures contracts (Note 5)	556,525
Payable upon return of securities loaned§ (Note 9)	97,150,617
Management and sub-advisory fees payable (Note 2)	6,124,588
Service fees payable (Note 2)	453,476
Transfer agent fees payable (Note 2)	165,548
Custody and fund accounting fees payable	418,740
Professional fees payable	99,656
Trustee fees payable (Note 2)	33,998
Payable for prospectus and shareholder reports	172,956
Other liabilities	140,156

Total liabilities	133,950,086

Net assets	$7,317,729,948

Analysis of net assets:
Paid-in-capital	$5,138,409,270
Undistributed net investment income	102,167,479
Accumulated net realized gain	438,729,366
Unrealized appreciation of investments in unaffiliated securitiesA	1,634,863,515
Unrealized appreciation of futures contracts	3,560,318

Net assets	$7,317,729,948

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2017

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	153,812,496

Y Class	12,480,523

Investor Class	68,809,644

Advisor Class	3,090,236

A Class	1,400,920

C Class	295,448

R6 ClassB	1,322,788

Net assets:
Institutional Class	$4,765,771,483

Y Class	$384,155,569

Investor Class	$1,990,199,621

Advisor Class	$88,196,090

A Class	$40,073,435

C Class	$8,351,349

R6 ClassB	$40,982,401

Net asset value, offering and redemption price per share:
Institutional Class	$30.98

Y Class	$30.78

Investor Class	$28.92

Advisor Class	$28.54

A Class	$28.61

A Class (offering price)	$30.36

C Class	$28.27

R6 ClassB	$30.98

† Cost of investments in unaffiliated securities	$5,353,850,941
‡ Cost of investments in affiliated securities	$385,602,802
§ Fair value of securities on loan	$95,035,038
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations February 28, 2017 (Note 1).

See accompanying notes

18

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$180,798,352
Dividend income from affiliated securities	1,551,549
Interest income	18,650
Income derived from securities lending (Note 9)	304,377

Total investment income	182,672,928

Expenses:
Management and sub-advisory fees (Note 2)	40,995,412
Transfer agent fees:
Institutional Class (Note 2)	1,599,094
Y Class (Note 2)	225,434
Investor Class	100,614
Advisor Class	5,405
A Class	3,135
R6 ClassA	2,566
Custody and fund accounting fees	773,116
Professional fees	234,163
Registration fees and expenses	158,949
Service fees (Note 2):
Y Class	150,459
Investor Class	7,436,466
Advisor Class	248,199
A Class	57,460
C Class	13,024
Distribution fees (Note 2):
Advisor Class	248,199
A Class	95,767
C Class	86,825
Prospectus and shareholder report expenses	384,837
Trustee fees (Note 2)	481,440
Other expenses	518,646

Total expenses	53,819,210

Net fees waived and expenses (reimbursed) (Note 2)	(1,950)

Net expenses	53,817,260

Net investment income	128,855,668

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	652,035,778
Commission recapture (Note 1)	166,249
Foreign currency transactions	(8,932)
Futures contracts	41,870,110
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	823,347,970
Futures contracts	4,893,583

Net gain from investments	1,522,304,758

Net increase in net assets resulting from operations	$1,651,160,426

† Foreign taxes	$1,692,038
A Class commenced operations February 28, 2017 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

19

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$128,855,668	$180,511,435
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	694,063,205	33,931,396
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	828,241,553	(130,702,489)

Net increase in net assets resulting from operations	1,651,160,426	83,740,342

Distributions to shareholders:
Net investment income:
Institutional Class	(112,815,102)	(112,844,075)
Y Class	(7,905,543)	(7,022,245)
Investor Class	(44,594,218)	(44,777,647)
Advisor Class	(2,058,628)	(2,064,915)
A Class	(879,050)	(682,320)
C Class	(99,793)	(109,038)
Net realized gain from investments:
Institutional Class	(40,827,429)	(517,703,342)
Y Class	(2,953,376)	(34,252,889)
Investor Class	(18,906,905)	(267,451,860)
Advisor Class	(953,678)	(13,186,133)
A Class	(366,411)	(3,722,088)
C Class	(77,352)	(1,104,967)

Net distributions to shareholders	(232,437,485)	(1,004,921,519)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,070,944,813	1,146,991,291
Reinvestment of dividends and distributions	220,594,801	959,961,629
Cost of shares redeemed	(3,282,487,770)	(3,312,409,718)

Net (decrease) in net assets from capital share transactions	(1,990,948,156)	(1,205,456,798)

Net (decrease) in net assets	(572,225,215)	(2,126,637,975)

Net assets:
Beginning of period	7,889,955,163	10,016,593,138

End of period*	$7,317,729,948	$7,889,955,163

*Includes undistributed net investment income	$102,167,479	$157,535,300

See accompanying notes

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of October 31, 2017, the Trust consists of thirty-four active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining thirty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The inception date of the R6 Class was February 28, 2017.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$26,931,676
Sub-Advisor Fees	0.18%	14,063,736

Total	0.53%	$40,995,412

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2017, the Manager received securities lending fees of $39,005 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$1,606,060

As of October 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Large Cap Value	$82,523

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2017, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Large Cap Value	$225,803	$46,564	$272,367

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2017, the Fund participated as a lender by loaning an average amount of $2,261,762 for 31 days at an average interest rate of 1.69% with interest charges earned of $3,250. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/2016 - 10/31/2017	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Large Cap Value	R6	N/A	$1,950	$–	2020

Of these amounts, $277 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2017. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can recoup from the Fund for any contractual or voluntary fee reductions or expense reimbursements if recoupment by the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2017, Foreside collected $1,849 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2017, fees of $625 were collected for Class A Shares of the Fund.

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2017, CDSC fees of $634 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Level 1	–	Quoted prices in active markets for identical securities.

Level 2	–	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	–	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”) and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

27

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter (“OTC”) market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. (An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners)). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

28

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2017, the Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2017
Large Cap Value	1,874

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$3,560,318	$3,560,318

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$41,870,110	$41,870,110

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$4,893,583	$4,893,583

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

29

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

30

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-adviser manages its allocated portion of the Fund independently from another sub-adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-adviser directs the trading for its own portion of the Fund and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, because the Manager pays different fees to the sub-adviser and due to other factors that could impact the Manager’s revenues and profits

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2017.

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$3,560,318	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,560,318	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,560,318)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$97,150,617	$-	$-	$-	$97,150,617

Total Borrowings	$97,150,617	$-	$-	$-	$97,150,617

Gross amount of recognized liabilities for securities lending transactions					$97,150,617

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund utilized earnings and profits distributed to shareholders from redemption of shares as part of the dividends paid deduction.

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

The tax character of distributions paid were as follows:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income*
Institutional ClassA	$112,815,101	$120,640,471
Y Class	7,905,543	7,538,079
Investors Class	44,594,219	48,805,360
Advisor ClassB	2,058,628	2,263,492
A Class	879,050	738,373
C Class	99,793	125,679
Long-term capital gains
Institutional ClassA	40,827,429	509,906,946
Y Class	2,953,376	33,737,055
Investors Class	18,906,905	263,424,147
Advisor ClassB	953,678	12,987,556
A Class	366,411	3,666,035
C Class	77,352	1,088,326

Total distributions paid	$232,437,485	$1,004,921,519

*For tax purposes, short-term gains are considered ordinary income distributions.

A Includes AMR Class distributions due to merger with the Institutional Class on May 31, 2016.

B Includes Retirement Class distributions due to merger with Advisor Class on January 15, 2016.

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$5,903,053,795	$1,761,707,504	$(290,444,041)	$1,471,263,463

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Distributable Earnings
Large Cap Value	$1,471,263,463	$238,670,815	$469,386,400	$–	$–	$2,179,320,678

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, reclassifications of income from real estate investment securities and publicly traded partnerships, Section 732 basis adjustments, and utilization of earnings and profits distributed to shareholders from redemption of shares as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$113,745,615	$(15,871,155)	$(97,874,460)	$–

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not any have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$1,842,308,218	$4,053,168,532

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2017 were as follows:

Fund	Type of Transaction	October 31, 2016 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
Large Cap Value	Direct	$213,056,490	$4,245,781,651	$4,170,385,956	$288,452,185	$1,551,549
Large Cap Value	Securities Lending	-	695,852,328	598,701,711	97,150,617	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$95,035,038	$97,150,617	$-	$97,150,617

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2017		2016A
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	22,769,063	$656,233,956	29,011,141	$723,886,356
Reinvestment of dividends	5,164,960	144,102,372	24,324,597	594,255,276
Shares redeemed	(73,234,805)	(2,103,146,975)	(73,620,802)	(1,858,257,006)

Net (decrease) in shares outstanding	(45,300,782)	$(1,302,810,647)	(20,285,064)	$(540,115,374)

	Y Class
	Year Ended October 31,
	2017		2016
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,126,566	$89,594,420	3,157,381	$76,912,328
Reinvestment of dividends	382,065	10,598,482	1,654,777	40,194,522
Shares redeemed	(4,661,125)	(131,631,686)	(6,036,346)	(152,194,349)

Net (decrease) in shares outstanding	(1,152,494)	$(31,438,784)	(1,224,188)	$(35,087,499)

	Investor Class
	Year Ended October 31,
	2017		2016
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	9,354,201	$251,586,213	12,986,515	$300,013,977
Reinvestment of dividends	2,362,886	61,718,592	13,342,014	305,665,560
Shares redeemed	(35,958,339)	(961,374,863)	(51,928,422)	(1,209,650,645)

Net (decrease) in shares outstanding	(24,241,252)	$(648,070,058)	(25,599,893)	$(603,971,108)

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2017

	Advisor Class
	Year Ended October 31,
	2017		2016B
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	472,811	$12,521,928	1,415,449	$30,873,647
Reinvestment of dividends	108,296	2,795,115	640,459	14,483,364
Shares redeemed	(2,242,361)	(58,812,119)	(3,029,002)	(69,204,203)

Net (decrease) in shares outstanding	(1,661,254)	$(43,495,076)	(973,094)	$(23,847,192)

	A Class
	Year Ended October 31,
	2017		2016
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	740,832	$19,929,459	569,278	$13,371,912
Reinvestment of dividends	47,258	1,221,618	189,233	4,295,607
Shares redeemed	(854,841)	(22,876,376)	(776,999)	(17,974,601)

Net (decrease) in shares outstanding	(66,751)	$(1,725,299)	(18,488)	$(307,082)

	C Class
	Year Ended October 31,
	2017		2016
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	38,862	$1,023,344	82,706	$1,933,071
Reinvestment of dividends	6,172	158,622	47,350	1,067,300
Shares redeemed	(129,249)	(3,392,547)	(223,857)	(5,128,914)

Net (decrease) in shares outstanding	(84,215)	$(2,210,581)	(93,801)	$(2,128,543)

	R6 Class
	February 28, 2017C to October 31, 2017		Year Ended October 31, 2016
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,364,784	$40,055,493	-	$-
Shares redeemed	(41,996)	(1,253,204)	-	-

Net increase in shares outstanding	1,322,788	$38,802,289	-	$-

A Includes AMR Class transactions prior to the merger with the Institutional Class on May 31, 2016.

B Includes Retirement Class transactions prior to the merger with the Advisor Class on January 15, 2016.

C Commencement of Operations.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$25.80	$28.38	$31.21	$27.59	$21.58

Income (loss) from investment operations:
Net investment income	0.59	0.61	0.55	0.73	0.50
Net gains (losses) on investments (both realized and unrealized)	5.41	(0.29)	(0.70)	3.33	6.00

Total income (loss) from investment operations	6.00	0.32	(0.15)	4.06	6.50

Less distributions:
Dividends from net investment income	(0.60)	(0.52)	(0.67)	(0.44)	(0.49)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	-	-

Total distributions	(0.82)	(2.90)	(2.68)	(0.44)	(0.49)

Net asset value, end of period	$30.98	$25.80	$28.38	$31.21	$27.59

Total returnB	23.60%	1.69%	(0.76)%	14.89%	30.70%

Ratios and supplemental data:
Net assets, end of period	$4,765,771,483	$5,137,688,375	$6,198,883,300	$5,816,013,064	$5,428,755,279
Ratios to average net assets:
Expenses, before reimbursements	0.60%	0.60%	0.58%	0.58%	0.58%
Expenses, net of reimbursements	0.60%	0.60%	0.58%	0.58%	0.58%
Net investment income, before expense reimbursements	1.78%	2.16%	1.88%	2.35%	1.99%
Net investment income, net of reimbursements	1.78%	2.16%	1.88%	2.35%	1.99%
Portfolio turnover rate	25%	25%	32%	29%	34%

	Y Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$25.64	$28.21	$31.04	$27.46	$21.47

Income (loss) from investment operations:
Net investment income	0.48	0.59	0.56	0.64	0.40
Net gains (losses) on investments (both realized and unrealized)	5.46	(0.29)	(0.72)	3.37	6.05

Total income (loss) from investment operations	5.94	0.30	(0.16)	4.01	6.45

Less distributions:
Dividends from net investment income	(0.58)	(0.49)	(0.66)	(0.43)	(0.46)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	-	-

Total distributions	(0.80)	(2.87)	(2.67)	(0.43)	(0.46)

Net asset value, end of period	$30.78	$25.64	$28.21	$31.04	$27.46

Total returnB	23.51%	1.61%	(0.80)%	14.78%	30.59%

Ratios and supplemental data:
Net assets, end of period	$384,155,569	$349,542,346	$419,096,844	$434,880,702	$327,938,666
Ratios to average net assets:
Expenses, before reimbursements	0.67%	0.67%	0.67%	0.67%	0.66%
Expenses, net of reimbursements	0.67%	0.67%	0.67%	0.67%	0.66%
Net investment income, before expense reimbursements	1.69%	2.08%	1.80%	2.24%	1.78%
Net investment income, net of reimbursements	1.69%	2.08%	1.80%	2.24%	1.78%
Portfolio turnover rate	25%	25%	32%	29%	34%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

37

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$24.13	$26.70	$29.51	$26.11	$20.43

Income (loss) from investment operations:
Net investment income	0.40	0.46	0.45	0.57	0.39
Net gains (losses) on investments (both realized and unrealized)	5.12	(0.25)	(0.68)	3.18	5.69

Total income (loss) from investment operations	5.52	0.21	(0.23)	3.75	6.08

Less distributions:
Dividends from net investment income	(0.51)	(0.40)	(0.57)	(0.35)	(0.40)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	–	–

Total distributions	(0.73)	(2.78)	(2.58)	(0.35)	(0.40)

Net asset value, end of period	$28.92	$24.13	$26.70	$29.51	$26.11

Total returnB	23.20%	1.33%	(1.07)%	14.50%	30.26%

Ratios and supplemental data:
Net assets, end of period	$1,990,199,621	$2,245,534,741	$3,167,585,961	$4,158,361,296	$3,899,010,929
Ratios to average net assets:
Expenses, before reimbursements	0.92%	0.93%	0.93%	0.93%	0.93%
Expenses, net of reimbursements	0.92%	0.93%	0.93%	0.93%	0.93%
Net investment income, before expense reimbursements	1.46%	1.84%	1.54%	2.01%	1.67%
Net investment income, net of reimbursements	1.46%	1.84%	1.54%	2.01%	1.67%
Portfolio turnover rate	25%	25%	32%	29%	34%

	Advisor ClassA
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$23.82	$26.40	$29.24	$25.89	$20.25

Income (loss) from investment operations:
Net investment income	0.21	0.40	0.40	0.47	0.35
Net gains (losses) on investments (both realized and unrealized)	5.20	(0.22)	(0.66)	3.20	5.65

Total income (loss) from investment operations	5.41	0.18	(0.26)	3.67	6.00

Less distributions:
Dividends from net investment income	(0.47)	(0.38)	(0.57)	(0.32)	(0.36)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	–	–

Total distributions	(0.69)	(2.76)	(2.58)	(0.32)	(0.36)

Net asset value, end of period	$28.54	$23.82	$26.40	$29.24	$25.89

Total returnB	23.00%	1.21%	(1.19)%	14.31%	30.05%

Ratios and supplemental data:
Net assets, end of period	$88,196,090	$113,168,437	$140,975,319	$149,422,940	$128,528,036
Ratios to average net assets:
Expenses, before reimbursements	1.07%	1.08%	1.07%	1.07%	1.07%
Expenses, net of reimbursements	1.07%	1.08%	1.07%	1.07%	1.07%
Net investment income, before expense reimbursements	1.31%	1.69%	1.40%	1.83%	1.52%
Net investment income, net of reimbursements	1.31%	1.69%	1.40%	1.83%	1.52%
Portfolio turnover rate	25%	25%	32%	29%	34%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

38

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$23.90	$26.51	$29.38	$26.03	$20.41

Income (loss) from investment operations:
Net investment income	0.28	0.42	0.47	0.54	0.38
Net gains (losses) on investments (both realized and unrealized)	5.17	(0.21)	(0.71)	3.16	5.65

Total income (loss) from investment operations	5.45	0.21	(0.24)	3.70	6.03

Less distributions:
Dividends from net investment income	(0.52)	(0.44)	(0.62)	(0.35)	(0.41)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	–	–

Total distributions	(0.74)	(2.82)	(2.63)	(0.35)	(0.41)

Net asset value, end of period	$28.61	$23.90	$26.51	$29.38	$26.03

Total returnA	23.13%	1.33%	(1.14)%	14.37%	30.03%

Ratios and supplemental data:
Net assets, end of period	$40,073,435	$35,071,001	$39,401,153	$22,781,918	$11,904,903
Ratios to average net assets:
Expenses, before reimbursements	0.98%	0.98%	0.97%	1.04%	1.08%
Expenses, net of reimbursements	0.98%	0.98%	0.97%	1.04%	1.08%
Net investment income, before expense reimbursements	1.38%	1.78%	1.48%	1.83%	1.44%
Net investment income, net of reimbursements	1.38%	1.78%	1.48%	1.83%	1.44%
Portfolio turnover rate	25%	25%	32%	29%	34%

	C Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$23.57	$26.17	$29.03	$25.81	$20.29

Income (loss) from investment operations:
Net investment income	0.09	0.20	0.27	0.35	0.23
Net gains (losses) on investments (both realized and unrealized)	5.11	(0.19)	(0.70)	3.11	5.58

Total income (loss) from investment operations	5.20	0.01	(0.43)	3.46	5.81

Less distributions:
Dividends from net investment income	(0.28)	(0.23)	(0.42)	(0.24)	(0.29)
Distributions from net realized gains	(0.22)	(2.38)	(2.01)	–	–

Total distributions	(0.50)	(2.61)	(2.43)	(0.24)	(0.29)

Net asset value, end of period	$28.27	$23.57	$26.17	$29.03	$25.81

Total returnA	22.27%	0.51%	(1.83)%	13.48%	29.00%

Ratios and supplemental data:
Net assets, end of period	$8,351,349	$8,950,263	$12,389,141	$9,964,292	$5,199,605
Ratios to average net assets:
Expenses, before reimbursements	1.72%	1.74%	1.73%	1.79%	1.84%
Expenses, net of reimbursements	1.72%	1.74%	1.73%	1.81%	1.92%
Net investment income, before expense reimbursements	0.66%	1.02%	0.73%	1.09%	0.68%
Net investment income, net of reimbursements	0.66%	1.02%	0.73%	1.07%	0.60%
Portfolio turnover rate	25%	25%	32%	29%	34%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$28.64

Income from investment operations:
Net investment income	0.12
Net gains on investments (both realized and unrealized)	2.22

Total income from investment operations	2.34

Net asset value, end of period	$30.98

Total returnB	8.17	%C

Ratios and supplemental data:
Net assets, end of period	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.60	%D
Expenses, net of reimbursements	0.58	%D
Net investment income, before expense reimbursements	1.38	%D
Net investment income, net of reimbursements	1.40	%D
Portfolio turnover rate	25	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from February 28, 2017 through October 31, 2017 and is annualized.

See accompanying notes

40

American Beacon Large Cap Value FundSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	69.70%

Qualified Dividend Income:

Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Large Cap Value	$177,828,930

Short-Term Capital Gain Distributions:

Large Cap Value	$-

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

41

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Large Cap Value Fund (“Fund”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Brandywine Global Investment Management, LLC (“Brandywine”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Investment Advisory Agreements are referred to herein as the “Investment Advisory Agreements”. The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

42

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and The Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

43

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and, with respect to certain subadvisors, an additional market index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Barrow, Brandywine and Hotchkis, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to MFS, the Fund’s subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that a subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

44

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rates for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for third-party and proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appears to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual subadvisors is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. The Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. The Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

45

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and MFS, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Barrow	5 years	3	rd Quintile
Brandywine	5 years	4	th Quintile
Hotchkis	5 years	1	st Quintile
MFS	5 years	1	st Quintile

The Trustees also considered: (1) Brandywine’s longer-term performance, consistent process and consistent team; (2) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; and (3) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008-Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present).

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

51

American Beacon FundsSM

Privacy Policy

October 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

52

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc..

AR 10/17

American Beacon® FUNDS

# 2017 ANNUAL REPORT

## October 31, 2017

GARCIA HAMILTON QUALITY BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed- income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2017 (Unaudited)

After hiking the federal funds rate at each quarterly meeting from December 2016 through June 2017, the Federal Reserve (the “Fed”) suspended further rate hikes during the September Federal Open Market Committee (“FOMC”) meeting and maintained the target federal funds rate in a range of 1.00% to 1.25%. However, this meeting did usher in a new phase of monetary policy. The quantitative easing policies, which began in 2008, were replaced with balance sheet reduction, which started in October. This phase began slowly, but will increase in future quarters to substantial amounts. The minutes from the September FOMC meeting continued to indicate a divided Fed that is puzzled about the lack of inflation despite tight labor market conditions. While several voting members determined that another increase in the federal funds rate was warranted by year end, a few preferred to remain on hold pending further economic data. Fed Chair Janet Yellen made her case for reduced accommodation by stating that the labor market could become overheated without future rate hikes. Additionally, she indicated that persistently easy monetary policy could lead to financial instability. The initial reading of third quarter gross domestic product was 3.0%, following growth of 3.1% in the second quarter, but measures of inflation remained muted.

During the past year, the 10-year Treasury note touched a low of 1.78% shortly before the U.S. presidential election, moved to a high of 2.63% in March 2017 and has generally been range bound since. It finished October at 2.38%, representing a rise of 55 basis points (0.55%) for the period. Shorter-term rates increased significantly more than longer-term rates as the two-year note increased 76 basis points (0.76%) to 1.60% while the 30-year bond increased just 30 basis points (0.30%) to 2.88%. These moves caused the yield curve to flatten by 46 basis points (0.46%) to 128 basis points (1.28%).

Despite the rise in interest rates, the bond market delivered modestly positive performance for the 12-month period ended October 31, 2017, with a total return on the Bloomberg Barclays U.S. Aggregate Index (the “Index”) of 0.90%. Investors in spread products were generally rewarded during the period as three of the four spread sectors delivered positive excess returns. Corporates led the way with an excess return of 427 basis points (4.27%). Agencies and asset-backed securities followed with excess returns of 136 basis points (1.36%) and 61 basis points (0.61%), respectively. Agency mortgage-backed securities lagged with -10 basis points (-0.10%) of excess return.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned 0.42% for the twelve months ended October 31, 2017. The Bloomberg Barclays Capital U.S. Aggregate Index (the “Index”) returned 0.90% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 4/4/16 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	Since Inception (04/04/2016)	Value of $10,000 04/04/2016- 10/31/2017
Institutional Class	GHQIX	0.91%	0.80%	$10,126
Y Class	GHQYX	0.70%	0.63%	$10,100
Investor Class	GHQPX	0.42%	0.42%	$10,066

Bloomberg Barclays Capital U.S. Aggregate Index		0.90%	1.75%	$10,277

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	The Bloomberg Barclays U.S. Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset- backed fixed-rate debt securities of all maturities.

3.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, and Investor Class shares was 1.06%, 1.29%, and 1.19%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2017 (Unaudited)

Duration management contributed positively to performance as the Fund began the period in late-2016 with a short duration, relative to the Index, in anticipation of a Trump election victory. Interest rates were expected to rise as a result of fiscal stimulus, stronger economic growth and higher inflation that would likely accompany his agenda.

Interest rates did rise significantly following the election and the Fund then transitioned to a long-duration profile as the pace of reform appeared to stall. Longer-term rates declined gradually in 2017, and the Fund moved back into a short-duration position where it ended the period.

In addition to active duration management, the Fund maintained a barbell yield-curve position in anticipation of a flatter curve. The Fund was overweight the shortest and longest durations along the curve and was underweight in the middle. Floating-rate corporate bonds were used to generate yield and protect from rising rates at the short end, and long-duration treasury bonds were used to manage overall duration.

While the barbell position helped as the yield curve flattened following three Fed rate hikes during the period, it also contributed to a lower yield-to-maturity for the Fund which detracted from overall returns. Barbell positions generally result in lower yield; therefore, the curve must flatten quickly for the position to benefit. Additionally, given the Fund’s conservative credit profile, it was underweight long-maturity, low-quality corporate bonds which were the best performing securities in the Index. The Fund seeks to protect from volatile credit markets, but this approach may result in lower yield-to-maturity.

Overall, the Fund continues to emphasize high-quality, active fixed-income investing that seeks to perform well in volatile markets and serves an important role in asset allocation.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 2.875%, Due 8/15/2045		20.2
Federal Home Loan Mortgage Corp. 1.178%, Due 7/5/2019		7.5
Federal Farm Credit Banks 1.328%, Due 5/25/2018		6.8
Federal National Mortgage Association 1.276%, Due 3/21/2018		5.6
Federal Farm Credit Banks 1.257%, Due 5/17/2018		4.3
Apple, Inc. 1.612%, Due 5/6/2019		3.8
American Express Credit Corp. 1.871%, Due 3/18/2019		3.5
Morgan Stanley 2.765%, Due 10/24/2023		3.5
Merck & Co., Inc. 1.684%, Due 2/10/2020		3.4
JPMorgan Chase & Co. 2.595%, Due 10/24/2023		3.3

Total Fund Holdings	27

Sector Allocation (% Investments)
U.S. Government Agency Obligations		37.8
U.S. Treasury Obligations		21.0
Financial		18.4
U.S. Agency Mortgage-Backed Obligations		6.5
Consumer, Non-Cyclical		4.7
Technology		3.8
Industrial		3.0
Energy		2.9
Communications		1.9

4

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Example

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Garcia Hamilton Quality Bond Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,011.70	$2.28
Hypothetical**	$1,000.00	$1,022.90	$2.29
Y Class
Actual	$1,000.00	$1,011.20	$2.79
Hypothetical**	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,009.80	$4.20
Hypothetical**	$1,000.00	$1,021.00	$4.23

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.55% and 0.83% for the Institutional, Y and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

American Beacon Garcia Hamilton Quality Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Garcia Hamilton Quality Bond Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Garcia Hamilton Quality Bond Fund at October 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

6

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 34.35%
Communications - 1.90%
Walt Disney Co., 1.706%, Due 3/4/2022, (3 mo. USD LIBOR + 0.390%)A	$2,736,000	$2,758,284

Consumer, Non-Cyclical - 4.61%
Merck & Co., Inc., 1.684%, Due 2/10/2020, (3 mo. USD LIBOR + 0.375%)A	4,860,000	4,890,351
PepsiCo, Inc., 1.746%, Due 5/2/2022, (3 mo. USD LIBOR + 0.365%)A	1,800,000	1,815,506

		6,705,857

Energy - 2.87%
Chevron Corp., 1.845%, Due 11/15/2021, (3 mo. USD LIBOR + 0.530%)A	4,140,000	4,173,199

Financial - 18.17%
American Express Credit Corp., 1.871%, Due 3/18/2019, (3 mo. USD LIBOR + 0.550%)A	5,099,000	5,130,732
Goldman Sachs Group, Inc., 2.917%, Due 11/29/2023, (3 mo. USD LIBOR + 1.600%)A	4,080,000	4,249,731
JPMorgan Chase & Co., 2.595%, Due 10/24/2023, (3 mo. USD LIBOR + 1.230%)A	4,700,000	4,825,960
Morgan Stanley, 2.765%, Due 10/24/2023, (3 mo. USD LIBOR + 1.400%)A	4,935,000	5,073,681
US Bank N.A., 1.858%, Due 10/28/2019, (3 mo. USD LIBOR + 0.480%)A	4,240,000	4,266,598
Wells Fargo & Co., 2.396%, Due 7/26/2021, (3 mo. USD LIBOR + 1.025%)A	2,815,000	2,877,751

		26,424,453

Industrial - 3.00%
General Electric Co., 2.320%, Due 3/15/2023, (3 mo. USD LIBOR + 1.000%)A	4,270,000	4,369,305

Technology - 3.80%
Apple, Inc., 1.612%, Due 5/6/2019, (3 mo. USD LIBOR + 0.300%)A	5,504,000	5,528,688

Total Corporate Obligations (Cost $49,569,628)		49,959,786

U.S. GOVERNMENT AGENCY OBLIGATIONS - 37.44%
Federal Farm Credit Banks,
1.359%, Due 11/13/2018, (1 mo. USD LIBOR + 0.120%)A	4,220,000	4,232,098
1.409%, Due 1/22/2019, (1 mo. USD LIBOR + 0.170%)A	3,405,000	3,417,238
1.257%, Due 5/17/2018, (1 mo. USD LIBOR + 0.020%)A	6,300,000	6,305,939
1.328%, Due 5/25/2018, (1 mo. USD LIBOR + 0.090%)A	9,945,000	9,959,356
Federal Home Loan Bank,
1.161%, Due 10/26/2018, (3 mo. USD LIBOR - 0.210%)A	4,480,000	4,479,430
1.308%, Due 12/7/2017, (1 mo. USD LIBOR + 0.070%)A	2,535,000	2,535,573
1.308%, Due 12/5/2017, (1 mo. USD LIBOR + 0.070%)A	1,860,000	1,860,364
1.189%, Due 9/14/2018, (3 mo. USD LIBOR - 0.130%)A	2,630,000	2,630,588
Federal Home Loan Mortgage Corp.,
1.178%, Due 7/5/2019, (3 mo. USD LIBOR - 0.165%)A	10,905,000	10,904,478
Federal National Mortgage Association,
1.276%, Due 3/21/2018, (3 mo. USD LIBOR - 0.050%)A	8,130,000	8,134,790

Total U.S. Government Agency Obligations (Cost $54,430,268)		54,459,854

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.25%
Federal Home Loan Mortgage Corp.,
4.500%, Due 12/1/2034	3,471,689	3,717,338
Federal National Mortgage Association,
5.500%, Due 1/1/2024	2,619,661	2,781,674
5.000%, Due 7/1/2026	2,532,670	2,585,307

Total U.S. Agency Mortgage-Backed Obligations (Cost $9,210,540)		9,084,319

U.S. TREASURY OBLIGATIONS - 20.71%
U.S. Treasury Notes/Bonds,
2.875%, Due 8/15/2045	29,360,000	29,404,728
2.500%, Due 5/15/2046	765,000	708,671

Total U.S. Treasury Obligations (Cost $30,226,024)		30,113,399

See accompanying notes

7

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.07% (Cost $1,557,790)
Investment Companies - 1.07%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%B C	1,557,790	$1,557,790

TOTAL INVESTMENTS - 99.82% (Cost $144,994,250)		145,175,148
OTHER ASSETS, NET OF LIABILITIES - 0.18%		257,770

TOTAL NET ASSETS - 100.00%		$145,432,918

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2017.

B 7-day yield.

C The Fund is affiliated by having the same investment advisor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$49,959,786	$-	$49,959,786
U.S. Government Agency Obligations	-	54,459,854	-	54,459,854
U.S. Agency Mortgage-Backed Obligations	-	9,084,319	-	9,084,319
U.S. Treasury Obligations	-	30,113,399	-	30,113,399
Short-Term Investments	1,557,790	-	-	1,557,790

Total Investments in Securities - Assets	$1,557,790	$143,617,358	$-	$145,175,148

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

8

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$143,617,358
Investments in affiliated securities, at fair value‡	1,557,790
Interest receivable	390,907
Receivable for fund shares sold	42,550
Receivable for expense reimbursement (Note 2)	34,176
Prepaid expenses	15,693

Total assets	145,658,474

Liabilities:
Payable for fund shares redeemed	44,289
Cash due to custodian	23,895
Management and sub-advisory fees payable (Note 2)	68,069
Service fees payable (Note 2)	2,058
Transfer agent fees payable (Note 2)	6,226
Custody and fund accounting fees payable	10,004
Professional fees payable	63,041
Trustee fees payable (Note 2)	818
Payable for prospectus and shareholder reports	5,831
Other liabilities	1,325

Total liabilities	225,556

Net assets	$145,432,918

Analysis of net assets:
Paid-in-capital	$147,709,761
Undistributed net investment income	2
Accumulated net realized (loss)	(2,457,743)
Unrealized appreciation of investments in unaffiliated securitiesA	180,898

Net assets	$145,432,918

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	13,382,624

Y Class	316,447

Investor Class	981,359

Net assets:
Institutional Class	$132,575,412

Y Class	$3,133,476

Investor Class	$9,724,030

Net asset value, offering and redemption price per share:
Institutional Class	$9.91

Y Class	$9.90

Investor Class	$9.91

† Cost of investments in unaffiliated securities	$143,436,460
‡ Cost of investments in affiliated securities	$1,557,790
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividend income from affiliated securities	$12,258
Interest income	2,532,030

Total investment income	2,544,288

Expenses:
Management and sub-advisory fees (Note 2)	768,270
Transfer agent fees:
Institutional Class (Note 2)	44,276
Y Class (Note 2)	1,905
Investor Class	1,848
Custody and fund accounting fees	19,793
Professional fees	49,490
Registration fees and expenses	51,080
Service fees (Note 2):
Y Class	1,256
Investor Class	22,628
Prospectus and shareholder report expenses	17,359
Trustee fees (Note 2)	9,224
Other expenses	12,924

Total expenses	1,000,053

Net fees waived and expenses (reimbursed) (Note 2)	(334,782)

Net expenses	665,271

Net investment income	1,879,017

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(2,226,277)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	1,566,653

Net (loss) from investments	(659,624)

Net increase in net assets resulting from operations	$1,219,393

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2017	From April 4, 2016A to October 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$1,879,017	$361,205
Net realized gain (loss) from investments in unaffiliated securities	(2,226,277)	120,054
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	1,566,653	(1,385,755)

Net increase (decrease) in net assets resulting from operations	1,219,393	(904,496)

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,962,423)	(360,822)
Y Class	(43,416)	(7,732)
Investor Class	(104,914)	(14,275)
Net realized gain from investments:
Institutional Class	(90,251)	–
Y Class	(2,127)	–
Investor Class	(6,000)	–

Net distributions to shareholders	(2,209,131)	(382,829)

Capital Share Transactions (Note 8):
Proceeds from sales of shares	30,683,516	145,222,507
Reinvestment of dividends and distributions	2,206,616	382,829
Cost of shares redeemed	(22,360,012)	(8,425,475)

Net increase in net assets from capital share transactions	10,530,120	137,179,861

Net increase in net assets	9,540,382	135,892,536

Net assets:
Beginning of period	135,892,536	–

End of period*	$145,432,918	$135,892,536

*Includes undistributed (or overdistribution of) net investment income	$2	$(1)

A Commencement of operations.

See accompanying notes

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of October 31, 2017, the Trust consists of thirty-four active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining thirty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

13

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$488,328
Sub-Advisor Fees	0.20%	279,942

Total	0.55%	$768,270

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y and Investor Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$41,253

As of October 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$4,693

14

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2017, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Garcia Hamilton Quality Bond	$1,708

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2017, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2017, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	11/1/2016 - 10/31/2017	Reimbursed Expenses	(Recouped) Expenses
Garcia Hamilton Quality Bond	Institutional	0.45%	$318,573	$–	2020
Garcia Hamilton Quality Bond	Y	0.55%	6,647	–	2020
Garcia Hamilton Quality Bond	Investor	0.83%	9,562	–	2020

Of these amounts, $34,176 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2017. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can recoup from the Fund for any contractual or voluntary fee reductions or expense reimbursements if recoupment by the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage

15

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$-	$248,391	$-	2019

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	–	Quoted prices in active markets for identical securities.

Level 2	–	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	–	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

16

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and

17

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, ETFs, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Farm Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, and June 2017 and has signaled one more hike in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their duration. Fixed-income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

Liquidity risk is the risk that the Fund may not be able to dispose of securities readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

19

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. Moreover, declines in the credit quality of the issuers of mortgage backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. Additionally, certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and Federal Home Loan Banks are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will

20

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the two year period ended October 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

21

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2017	From April 4, 2016(A) to October 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$2,052,674	$360,822
Y Class	45,543	7,732
Investors Class	110,914	14,275
Long-term capital gains
Institutional Class	-	-
Y Class	-	-
Investors Class	-	-

Total distributions paid	$2,209,131	$382,829

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
(A)	Commencement of Operations.

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$145,293,575	$121,985	$(240,412)	$(118,427)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings (Deficit)
Garcia Hamilton Quality Bond	$(118,427)	$–	$–	$(2,158,418)	$2	$(2,276,843)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from paydown reclasses and distribution redesignations as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$(220)	$231,739	$(231,519)	$–

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

22

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2017

As of October 31, 2017, the Fund had $1,844,567 of short-term and $313,851 long-term post RIC MOD capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$34,968,785	$47,793,204	$29,904,452	$40,433,479

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2017 were as follows:

Fund	Type of Transaction	October 31, 2016 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
Garcia Hamilton Quality Bond	Direct	$1,262,143	$75,648,774	$75,353,127	$1,557,790	$12,258

8.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31, 2017		April 4, 2016A to October 31, 2016
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	2,836,854	$27,939,755	13,189,537	$132,905,019
Reinvestment of dividends	207,980	2,050,230	35,871	360,822
Shares redeemed	(2,086,333)	(20,542,888)	(801,285)	(8,079,148)

Net increase in shares outstanding	958,501	$9,447,097	12,424,123	$125,186,693

	Y Class
	Year Ended October 31, 2017		April 4, 2016A to October 31, 2016
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	28,621	$283,135	326,810	$3,292,688
Reinvestment of dividends	4,616	45,481	769	7,732
Shares redeemed	(44,015)	(430,968)	(354)	(3,564)

Net increase (decrease) in shares outstanding	(10,778)	$(102,352)	327,225	$3,296,856

	Investor Class
	Year Ended October 31, 2017		April 4, 2016A to October 31, 2016
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	249,891	$2,460,626	893,424	$9,024,800
Reinvestment of dividends	11,248	110,905	1,419	14,275
Shares redeemed	(140,498)	(1,386,156)	(34,125)	(342,763)

Net increase in shares outstanding	120,641	$1,185,375	860,718	$8,696,312

A Commencement of Operations.

9.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

23

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.05
Net (losses) on investments (both realized and unrealized)	(0.05)	(0.02)

Total income from investment operations	0.09	0.03

Less distributions:
Dividends from net investment income	(0.15)	(0.05)
Distributions from net realized gains	(0.01)	-

Total distributions	(0.16)	(0.05)

Net asset value, end of period	$9.91	$9.98

Total returnB	0.91%	0.34	%C

Ratios and supplemental data:
Net assets, end of period	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45	%D
Net investment income, before expense reimbursements	1.12%	0.29	%D
Net investment income, net of reimbursements	1.37%	0.91	%D
Portfolio turnover rate	52%	40	%E

	Y Class
	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.98	$10.00

Income from investment operations:
Net investment income	0.13	0.05
Net (losses) on investments (both realized and unrealized)	(0.06)	(0.02)

Total income from investment operations	0.07	0.03

Less distributions:
Dividends from net investment income	(0.14)	(0.05)
Distributions from net realized gains	(0.01)	-

Total distributions	(0.15)	(0.05)

Net asset value, end of period	$9.90	$9.98

Total returnB	0.71%	0.29	%C

Ratios and supplemental data:
Net assets, end of period	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55	%D
Net investment income, before expense reimbursements	1.05%	0.11	%D
Net investment income, net of reimbursements	1.27%	0.85	%D
Portfolio turnover rate	52%	40	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

24

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	0.10	0.03
Net (losses) on investments (both realized and unrealized)	(0.06)	(0.01)

Total income from investment operations	0.04	0.02

Less distributions:
Dividends from net investment income	(0.11)	(0.03)
Distributions from net realized gains	(0.01)	-

Total distributions	(0.12)	(0.03)

Net asset value, end of period	$9.91	$9.99

Total returnB	0.43%	0.24	%C

Ratios and supplemental data:
Net assets, end of period	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83	%D
Net investment income, before expense reimbursements	0.89%	0.21	%D
Net investment income, net of reimbursements	0.99%	0.57	%D
Portfolio turnover rate	52%	40	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

25

American Beacon Garcia Hamilton Quality Bond FundSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond Fund	-%

Qualified Dividend Income:

Garcia Hamilton Quality Bond Fund	-%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond Fund	$-

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond Fund	$98,435

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

26

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Garcia Hamilton Quality Bond Fund (“Fund”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and Garcia Hamilton & Associates, LP (the “subadvisor”).

The Investment Advisory Agreement is referred to herein as the “Investment Advisory Agreement”. The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to those arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the administrative, accounting-related and cash management services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

27

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and The Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance for various periods since its inception in 2015 and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

28

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining losses with respect to the Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the fee waivers and expense reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered that the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rate. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

29

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appears to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual subadvisors is calculated by the Manager using information provided by the Fund’s custodian.

The expense comparisons below were made versus the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. The Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. The Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Garcia Hamilton for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (since-inception period ended February 28, 2017)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	Not Available

The Trustees also considered: (1) information provided by Garcia Hamilton regarding fee rates charged for managing accounts in the same strategy as the Fund; (2) the Manager’s explanation that, unlike the funds in its Broadridge performance universe and Morningstar category, the Fund does not invest in high-yield (below investment grade securities), which have performed well in the recent past; (3) the subadvisor’s and Manager’s explanation that the Fund’s performance declined when a material increase in assets shortly after the Fund commenced operations required Garcia Hamilton to rebalance the Fund’s investment and sector allocations; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

30

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

31

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

32

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

33

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

34

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

35

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

36

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/17

American Beacon®
FUNDS

# 2017 ANNUAL REPORT

**October 31, 2017**

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

International Equity Market Overview

October 31, 2017 (Unaudited)

During the 12-month period ended October 31, 2017, developed international equity markets gained more than 20%. The growth was driven by a mounting investor focus on fundamentals, including rising corporate profits, as well as continued global economic health. International equities mostly benefited in this environment, reaching or approaching all-time highs, yet with valuations still below those of the U.S. market. The economic expansion, which began almost a year ago from a very low base, has become increasingly synchronized across global economies. However, rising geopolitical tensions, such as the one on the Korean peninsula, as well as elevated expectations for global economic growth, could make investors focus on higher market valuations.

Following multiple years of stagnation, corporate profits are accelerating and driving markets higher. This superior, fundamental improvement is partly due to improved global economic growth, greater margin leverage relative to history and cheaper currencies. Meanwhile, bond yields remain at historically low levels. This combination drove money into equities with a cyclical bent. Information Technology, Materials, Financials and Industrials were the strongest sectors, but more defensive sectors like Telecommunications, Health Care and Consumer Staples lagged.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned 22.50% for the twelve months ended October 31, 2017. The Fund underperformed the MSCI EAFE Index (the “Index”) return of 23.44%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/07 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2007- 10/31/2017
Institutional Class (1,8)	AAIEX	22.94%	4.94%	7.91%	1.60%	$11,724
Y Class (1,2,8)	ABEYX	22.84%	4.86%	7.82%	1.53%	$11,638
Investor Class (1,8)	AAIPX	22.50%	4.57%	7.54%	1.26%	$11,333
Advisor Class (1,3,8)	AAISX	22.38%	4.47%	7.42%	1.08%	$11,129
A without Sales Charge (1,4,8)	AIEAX	22.43%	4.54%	7.46%	1.18%	$11,246
A with Sales Charge (1,4,8)	AIEAX	15.39%	2.49%	6.19%	0.58%	$10,599
C without Sales Charge (1,5,8)	AILCX	21.50%	3.74%	6.65%	0.62%	$10,643
C with Sales Charge (1,5,8)	AILCX	20.50%	3.74%	6.65%	0.62%	$10,643
R6 Class (1,6,8)	AAERX	23.00%	4.95%	7.92%	1.61%	$11,730

MSCI EAFE Index (7)		23.44%	6.08%	8.53%	1.10%	$11,158.91

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown from 2013 through 2015.

2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/07 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/07.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2017 (Unaudited)

3.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2007 and 2009. Performance prior to waiving fees was lower than the actual returns shown for those periods.

4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/07. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum sales charge for A Class is 5.75%.

5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/07. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	Fund performance for the one-year, three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/07 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/07. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/17. Performance prior to waiving fees was lower than the actual returns shown.

7.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

8.	The total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C and R6 Class shares was 0.70%, 0.78%, 1.07%, 1.20%, 1.08%, 1.86% and 0.67%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period due to stock selection in spite of help from country allocation.

Stock selections within Israel and Japan primarily contributed to the Fund’s relative underperformance, despite value added from stock selections in the United Kingdom. Lagging securities included Teva Pharmaceutical Industrials, Ltd. Sponsored ADR (down 66.21%) within Israel, and KKDI Corp. (down 11.66%) and Toshiba Corp. (down 54.38%) within Japan. The Fund’s investments in the United Kingdom, including Prudential PLC (up not in holdings 54.53%) and Royal Dutch Shell PLC B Shares (up 32.88%) helped relative performance during the prior twelve months.

From a country allocation perspective, overweighting out-of-index Korea (up 40.42%) contributed the most to the Fund’s performance relative to the Index, as did an underweight to Japan (up 18.24%), while overweighting the United Kingdom (up 20.47%) detracted during the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
British American Tobacco PLC		2.2
Novartis AG		2.0
Prudential PLC		1.8
Royal Dutch Shell PLC, B Shares		1.8
Samsung Electronics Co., Ltd.		1.7
SAP SE		1.7
Volkswagen AG		1.7
BP PLC		1.6
KDDI Corp.		1.5
Barclays PLC		1.3

Total Fund Holdings	167

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Financials	18.9
Industrials	17.3
Health Care	10.5
Energy	10.1
Consumer Discretionary	9.5
Materials	8.6
Consumer Staples	7.3
Telecommunication Services	7.0
Information Technology	6.4
Real Estate	2.3
Utilities	2.1

Country Allocation (% Equities)
United Kingdom	19.4
Japan	15.7
France	10.1
Germany	9.7
Switzerland	8.1
Netherlands	6.4
Canada	4.7
Republic of Korea	3.7
United States	3.1
Norway	2.2
Sweden	2.0
Singapore	1.7
China	1.7
Australia	1.6
Italy	1.6
Denmark	1.5
Belgium	1.4
Hong Kong	1.2
Ireland	1.1
Luxembourg	1.0
Spain	0.8
Finland	0.5
Israel	0.4
Portugal	0.4

5

American Beacon International Equity FundSM

Expense Example

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon International Equity FundSM

Expense Example

October 31, 2017 (Unaudited)

International Equity Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,102.40	$4.03
Hypothetical**	$1,000.00	$1,021.40	$3.87
Y Class
Actual	$1,000.00	$1,101.80	$4.40
Hypothetical**	$1,000.00	$1,021.00	$4.23
Investor Class
Actual	$1,000.00	$1,100.60	$5.82
Hypothetical**	$1,000.00	$1,019.70	$5.60
Advisor Class
Actual	$1,000.00	$1,100.40	$6.46
Hypothetical**	$1,000.00	$1,019.10	$6.21
A Class
Actual	$1,000.00	$1,100.30	$6.14
Hypothetical**	$1,000.00	$1,019.40	$5.90
C Class
Actual	$1,000.00	$1,095.70	$10.19
Hypothetical**	$1,000.00	$1,015.50	$9.80
R6 Class
Actual	$1,000.00	$1,103.00	$3.55
Hypothetical**	$1,000.00	$1,021.80	$3.41

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.76%, 0.83%, 1.10%, 1.22%, 1.16%, 1.93% and 0.67% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon International Equity FundSM

Report of Independent Registered Public Accounting Firm (Unaudited)

The Shareholders and Board of Trustees of

American Beacon International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon International Equity Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

8

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

Australia - 1.54%
Common Stocks - 1.54%
BHP Billiton PLC	1,739,008	$31,469,165
Caltex Australia Ltd.	291,631	7,646,823
Westfield Corp.	1,414,266	8,410,313

Total Common Stocks		47,526,301

Total Australia (Cost $43,630,149)		47,526,301

Belgium - 1.32%
Common Stocks - 1.32%
Anheuser-Busch InBev S.A.	165,244	20,220,485
KBC Group N.V.	100,844	8,376,649
UCB S.A.	166,830	12,143,797

Total Common Stocks		40,740,931

Total Belgium (Cost $36,819,681)		40,740,931

Canada - 4.48%
Common Stocks - 4.48%
Canadian Imperial Bank of Commerce	27,435	2,414,944
Canadian National Railway Co.	215,600	17,348,606
Canadian Pacific Railway Ltd.	116,723	20,237,657
Encana Corp.	1,844,586	21,575,694
Gildan Activewear, Inc.	425,933	13,034,520
Husky Energy, Inc.A	990,800	12,841,001
Manulife Financial Corp.	751,100	15,102,344
National Bank of Canada	404,702	19,640,642
Precision Drilling Corp.A	729,826	2,189,308
Suncor Energy, Inc.	211,395	7,177,041
Wheaton Precious Metals Corp.	305,700	6,343,376

Total Common Stocks		137,905,133

Total Canada (Cost $119,908,105)		137,905,133

China - 1.58%
Common Stocks - 1.58%
China Merchants Port Holdings Co., Ltd.	2,260,044	7,068,612
China Mobile Ltd.	2,507,776	25,185,768
CNOOC Ltd.	12,071,635	16,433,046

Total Common Stocks		48,687,426

Total China (Cost $49,514,913)		48,687,426

Denmark - 1.44%
Common Stocks - 1.44%
AP Moller - Maersk A/S, Class B	7,960	15,288,882
Carlsberg A/S, Class B	153,874	17,571,492
Novozymes A/S, Class B	209,264	11,556,896

Total Common Stocks		44,417,270

Total Denmark (Cost $39,287,595)		44,417,270

Finland - 0.50% (Cost $13,595,001)
Common Stocks - 0.50%
Sampo OYJ, Class A	293,056	15,354,649

See accompanying notes

9

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

France - 9.59%
Common Stocks - 9.59%
Air Liquide S.A.	157,699	$20,077,929
AXA S.A.	396,247	11,968,461
BNP Paribas S.A.	373,296	29,151,249
Capgemini SE	225,552	27,416,307
Cie de Saint-Gobain	237,229	13,916,285
Cie Generale des Etablissements Michelin	205,531	29,735,055
Credit Agricole S.A.	534,265	9,322,628
Engie S.A.	733,109	12,390,984
Safran S.A.	81,974	8,634,923
Sanofi	210,022	19,887,113
Schneider Electric SEA	386,279	33,949,248
TOTAL S.A.	273,264	15,237,568
Valeo S.A.	203,200	13,752,120
Veolia Environnement S.A.	532,142	12,608,061
Vinci S.A.B	268,679	26,305,179
Zodiac Aerospace	373,950	10,693,869

Total Common Stocks		295,046,979

Total France (Cost $221,908,111)		295,046,979

Germany - 9.27%
Common Stocks - 7.59%
BASF SE	271,737	29,633,792
Bayer AG	115,131	14,980,119
Deutsche Lufthansa AG	95,937	3,062,010
Deutsche Post AG	375,069	17,178,866
HeidelbergCement AG	152,099	15,497,274
Infineon Technologies AG	423,175	11,586,442
Innogy SEC	234,560	10,915,423
LANXESS AG	212,851	16,631,774
Linde AGA	112,687	24,281,257
Merck KGaA	142,635	15,267,368
SAP SE	456,752	51,959,743
Siemens AG	106,960	15,262,557
thyssenkrupp AG	278,560	7,432,225

Total Common Stocks		233,688,850

Preferred Stocks - 1.68%

Volkswagen AGD	284,260	51,621,627

Total Germany (Cost $208,816,498)		285,310,477

Hong Kong - 1.14%
Common Stocks - 1.14%
AIA Group Ltd.	1,461,062	10,993,455
CK Asset Holdings Ltd.	1,171,582	9,633,782
CK Hutchison Holdings Ltd.	1,130,582	14,354,365

Total Common Stocks		34,981,602

Total Hong Kong (Cost $26,018,321)		34,981,602

Ireland - 1.05%
Common Stocks - 1.05%
Allied Irish Banks PLC	226,992	1,341,624
CRH PLC	343,611	12,933,440
Ryanair Holdings PLC, Sponsored ADRA	160,483	17,991,749

Total Common Stocks		32,266,813

Total Ireland (Cost $22,179,961)		32,266,813

See accompanying notes

10

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

Israel - 0.37% (Cost $24,515,171)
Common Stocks - 0.37%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	827,634	$11,421,349

Italy - 1.49%
Common Stocks - 1.49%
Eni SpA	972,797	15,909,596
UniCredit SpAA	1,562,341	29,900,828

Total Common Stocks		45,810,424

Total Italy (Cost $38,824,479)		45,810,424

Japan - 14.96%
Common Stocks - 14.96%
Astellas Pharma, Inc.	916,500	12,159,010
Daiwa House Industry Co., Ltd.	1,000,640	36,433,311
Don Quijote Holdings Co., Ltd.	666,700	27,763,287
East Japan Railway Co.	249,800	24,100,136
Hitachi Ltd.	2,097,000	16,542,887
IHI Corp.	212,400	7,593,386
Inpex Corp.	502,400	5,322,025
Isuzu Motors Ltd.	1,205,000	17,470,142
Japan Airlines Co., Ltd.	671,600	22,858,203
Kao Corp.	224,360	13,488,633
KDDI Corp.	1,699,000	45,185,137
Kirin Holdings Co., Ltd.	696,500	16,566,415
Komatsu Ltd.	544,100	17,690,847
Konica Minolta, Inc.	1,480,200	12,861,682
Mitsui Fudosan Co., Ltd.	548,300	12,662,907
Omron Corp.	145,300	8,076,127
Panasonic Corp.	631,200	9,439,828
Ryohin Keikaku Co., Ltd.	34,300	10,075,370
Seven & i Holdings Co., Ltd.	231,200	9,296,393
SoftBank Group Corp.	281,800	24,652,079
Sompo Holdings, Inc.	82,000	3,273,365
Sony Corp.	374,100	14,519,179
Sumitomo Metal Mining Co., Ltd.	402,500	15,773,625
Sumitomo Mitsui Financial Group, Inc.	743,600	29,539,960
Sumitomo Rubber Industries Ltd.	285,700	5,387,105
Suntory Beverage & Food Ltd.	215,300	9,827,246
Taiheiyo Cement Corp.	126,700	5,036,577
Takeda Pharmaceutical Co., Ltd.	336,000	18,897,322
United Arrows Ltd.	210,700	7,856,893

Total Common Stocks		460,349,077

Total Japan (Cost $377,174,210)		460,349,077

Luxembourg - 0.91%
Common Stocks - 0.91%
ArcelorMittalA	118,982	3,411,544
SES S.A.	508,909	8,275,521
Tenaris S.A.	1,202,910	16,464,207

Total Common Stocks		28,151,272

Total Luxembourg (Cost $32,413,969)		28,151,272

Netherlands - 6.14%
Common Stocks - 6.14%
Aegon N.V.	2,080,660	12,283,087
Akzo Nobel N.V.	345,317	31,270,319

See accompanying notes

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

Netherlands - 6.14% (continued)
Common Stocks - 6.14% (continued)
ING Groep N.V.	1,051,871	$19,432,805
Royal Dutch Shell PLC, Class A	1,053,214	33,089,233
Royal Dutch Shell PLC, Class B	1,690,173	54,357,911
SBM Offshore N.V.	668,578	11,931,105
Wolters Kluwer N.V.	544,113	26,670,715

Total Common Stocks		189,035,175

Total Netherlands (Cost $150,737,926)		189,035,175

Norway - 2.10%
Common Stocks - 2.10%
Statoil ASAB	752,539	15,238,730
Telenor ASAB	1,693,409	35,970,429
Yara International ASA	280,558	13,320,322

Total Common Stocks		64,529,481

Total Norway (Cost $51,260,217)		64,529,481

Portugal - 0.36% (Cost $9,288,394)
Common Stocks - 0.36%
Galp Energia SGPS S.A.	600,018	11,154,933

Republic of Korea - 3.54%
Common Stocks - 3.54%
Hana Financial Group, Inc.	472,142	20,207,264
KB Financial Group, Inc., ADR	270,917	14,225,852
Samsung Electronics Co., Ltd.	21,464	52,761,955
SK Telecom Co., Ltd.	92,736	21,852,371

Total Common Stocks		109,047,442

Total Republic of Korea (Cost $68,639,749)		109,047,442

Singapore - 1.66%
Common Stocks - 1.66%
DBS Group Holdings Ltd.	1,955,581	32,681,487
Singapore Telecommunications Ltd.	4,757,395	13,114,043
United Overseas Bank Ltd.	294,700	5,322,804

Total Common Stocks		51,118,334

Total Singapore (Cost $37,703,396)		51,118,334

Spain - 0.72%
Common Stocks - 0.72%
Bankia S.A.	477,492	2,279,890
CaixaBank S.A.	1,448,171	6,777,969
Red Electrica Corp. S.A.	590,953	13,085,939

Total Common Stocks		22,143,798

Total Spain (Cost $18,491,304)		22,143,798

Sweden - 1.95%
Common Stocks - 1.95%
Alfa Laval AB	430,182	10,898,879
Assa Abloy AB, Class B	1,044,021	22,036,100
Getinge AB, Class BB	483,082	9,509,704
Nordea Bank AB	1,446,708	17,488,410

Total Common Stocks		59,933,093

Total Sweden (Cost $54,092,825)		59,933,093

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

Switzerland - 7.75%
Common Stocks - 7.75%
ABB Ltd.	1,145,782	29,952,383
Aryzta AGA B	318,414	10,107,925
Cie Financiere Richemont S.A.	273,679	25,237,777
Ferguson PLC	396,532	27,728,332
Julius Baer Group Ltd.A	225,226	13,319,635
Novartis AG	764,630	63,000,637
Roche Holding AG	140,274	32,409,319
Swiss Re AG	103,871	9,771,256
UBS Group AGA	720,258	12,258,789
Zurich Insurance Group AG	48,035	14,661,111

Total Common Stocks		238,447,164

Total Switzerland (Cost $219,127,669)		238,447,164

United Kingdom - 18.48%
Common Stocks - 18.48%
AstraZeneca PLC	370,199	24,741,328
Aviva PLC	2,763,294	18,533,848
BAE Systems PLC	1,906,726	15,029,902
Balfour Beatty PLC	2,655,985	9,665,477
Barclays PLC	16,585,261	40,960,535
BP PLC	7,395,808	50,115,632
British American Tobacco PLC	1,050,840	67,983,239
BT Group PLC	2,139,242	7,395,733
Cobham PLCA	6,617,519	12,216,790
ConvaTec Group PLCC	166,271	432,611
Diageo PLC	812,597	27,758,328
GlaxoSmithKline PLC	1,289,857	23,255,653
Howden Joinery Group PLC	1,792,430	9,762,906
HSBC Holdings PLC	1,634,824	15,965,705
Informa PLC	1,554,713	14,392,298
Johnson Matthey PLC	144,790	6,501,759
Kingfisher PLC	3,118,050	12,945,510
Lloyds Banking Group PLC	14,845,572	13,464,839
Micro Focus International PLC	161,846	5,685,580
Prudential PLC	2,280,787	56,101,289
RELX PLC	1,002,430	23,072,771
Rolls-Royce Holdings PLC, C Shares EntitlementA	45,404,208	60,304
Rolls-Royce Holdings PLCA	1,111,621	14,365,367
Sky PLCA	122,860	1,538,754
SSE PLC	746,445	13,701,023
Standard Chartered PLCA	1,793,917	17,878,962
Travis Perkins PLC	544,833	10,999,023
Unilever PLC	376,845	21,369,133
Vodafone Group PLC	11,534,193	33,028,063

Total Common Stocks		568,922,362

Total United Kingdom (Cost $543,294,371)		568,922,362

United States - 2.94%
Common Stocks - 2.94%
Aon PLC	171,199	24,555,073
Carnival PLC	246,688	16,254,154
QIAGEN N.V.A	274,583	9,299,577
Shire PLC	786,806	38,884,316
Tahoe Resources, Inc.	314,700	1,509,955

Total Common Stocks		90,503,075

Total United States (Cost $83,716,853)		90,503,075

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 4.20% (Cost $129,125,237)
Investment Companies - 4.20%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%E F	129,125,237	129,125,237

SECURITIES LENDING COLLATERAL - 1.68% (Cost $51,596,738)
Investment Companies - 1.68%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%E F	51,596,738	51,596,738

TOTAL INVESTMENTS - 101.16% (Cost $2,671,680,843)		3,113,526,535
LIABILITIES, NET OF OTHER ASSETS - (1.16%)		(35,606,326)

TOTAL NET ASSETS - 100.00%		$3,077,920,209

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2017.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $11,348,034 or 0.37% of net assets. The Fund has no right to demand registration of these securities.

D A type of Preferred Stock that has no maturity date.

E 7-day yield.

F The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	39	November 2017	$4,948,553	$5,012,628	$64,075
CAC40 Index Futures	228	November 2017	14,243,530	14,612,457	368,927
DAX Index Futures	35	December 2017	12,888,111	13,477,597	589,486
FTSE 100 Index Futures	242	December 2017	23,793,875	23,997,862	203,987
FTSE/MIB Index Futures	25	December 2017	3,223,150	3,316,321	93,171
Hang Seng Index Futures	26	November 2017	4,695,397	4,698,916	3,519
IBEX 35 Index Futures	38	November 2017	4,511,776	4,668,248	156,472
OMXS30 Index Futures	197	November 2017	3,857,135	3,929,152	72,017
S&P/TSX 60 Index Futures	89	December 2017	12,413,251	13,056,923	643,672
SPI 200 Index Futures	82	December 2017	9,036,140	9,254,980	218,840
TOPIX Index Futures	208	December 2017	30,151,695	32,271,759	2,120,064

			$123,762,613	$128,296,843	$4,534,230

Forward Foreign Currency Contracts Open on October 31, 2017:

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CHF	1,035,860	USD	1,074,585	12/8/2017	BNP	$-	$(38,725)	$(38,725)
GBP	4,732,136	USD	4,699,514	12/8/2017	BNP	32,622	-	32,622
SEK	2,168,021	USD	2,287,313	12/8/2017	BOM	-	(119,292)	(119,292)
CAD	8,023,845	USD	8,481,812	12/8/2017	BOM	-	(457,967)	(457,967)
GBP	14,842,651	USD	14,613,563	12/8/2017	BOM	229,088	-	229,088
USD	1,546,139	CAD	1,552,487	12/8/2017	BOM	6,348	-	6,348
CAD	966,143	USD	1,022,451	12/8/2017	BRC	-	(56,308)	(56,308)
AUD	1,772,677	USD	1,809,787	12/8/2017	BRC	-	(37,110)	(37,110)
AUD	676,325	USD	686,387	12/8/2017	CBK	-	(10,062)	(10,062)
JPY	2,382,461	USD	2,454,847	12/8/2017	CBK	-	(72,386)	(72,386)

See accompanying notes

14

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPY	6,204,011	USD	6,217,898	12/8/2017	CBK	$-	$(13,887)	$(13,887)
SEK	281,396	USD	293,589	12/8/2017	DUB	-	(12,193)	(12,193)
GBP	1,792,187	USD	1,764,369	12/8/2017	GSC	27,818	-	27,818
USD	2,842,504	GBP	2,817,811	12/8/2017	GSC	-	(24,693)	(24,693)
CAD	854,486	USD	879,412	12/8/2017	HUS	-	(24,926)	(24,926)
EUR	2,897,903	USD	2,922,426	12/8/2017	JPM	-	(24,523)	(24,523)
AUD	5,803,772	USD	6,052,259	12/8/2017	JPM	-	(248,487)	(248,487)
USD	4,782,766	EUR	4,789,665	12/8/2017	JPM	6,899	-	6,899
CHF	996,676	USD	1,018,115	12/8/2017	MYC	-	(21,439)	(21,439)
GBP	1,971,671	USD	1,962,335	12/8/2017	MYC	9,336	-	9,336
USD	1,105,531	AUD	1,107,579	12/8/2017	MYC	2,048	-	2,048
CAD	2,486,665	USD	2,540,609	12/8/2017	RBC	-	(53,944)	(53,944)
USD	453,153	SEK	454,252	12/8/2017	RBC	1,099	-	1,099
SEK	754,021	USD	773,353	12/8/2017	SCB	-	(19,332)	(19,332)
JPY	2,131,210	USD	2,153,346	12/8/2017	SCB	-	(22,136)	(22,136)
EUR	3,051,960	USD	3,120,840	12/8/2017	SCB	-	(68,880)	(68,880)
CHF	7,196,550	USD	7,530,543	12/8/2017	SCB	-	(333,993)	(333,993)
JPY	17,756,799	USD	18,567,101	12/8/2017	SOG	-	(810,302)	(810,302)
EUR	23,326,344	USD	23,954,252	12/8/2017	SOG	-	(627,908)	(627,908)
CHF	2,094,657	USD	2,123,239	12/8/2017	UAG	-	(28,582)	(28,582)
USD	1,439,754	CHF	1,441,041	12/8/2017	UAG	1,287	-	1,287
SEK	270,623	USD	279,618	12/8/2017	WBC	-	(8,995)	(8,995)
AUD	680,150	USD	709,047	12/8/2017	WBC	-	(28,897)	(28,897)
EUR	7,866,838	USD	7,957,049	12/8/2017	WBC	-	(90,211)	(90,211)
USD	3,792,903	JPY	3,784,690	12/8/2017	WBC	-	(8,213)	(8,213)

						$316,545	$(3,263,391)	$(2,946,846)

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas, N.A.
BOM	Bank of Montreal
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
GSC	Goldman Sachs Capital Markets
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
MYC	Morgan Stanley Bank, N.A.
RBC	Royal Bank of Canada
SCB	Standard and Chartered Bank
SOG	Societe Generale
UAG	UBS AG
WBC	Westpac Banking Corporation

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2017

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index
DAX	Deutsche Boerse AG German Stock Index
FTSE 100	Financial Times Stock Exchange 100 Index
FTSE/MIB	Borsa Italiana - Italian Stock Market Index
Hang Seng	Hong Kong Stock Market Index
IBEX	Bolsa de Madrid - Spanish Stock Market Index
OMXS30	Stockholm Stock Exchange’s leading share index
S&P	Standard & Poor’s
SPI 200	Australian Equity Market Index Future
TOPIX	Tokyo Stock Exchange Tokyo Price Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$47,526,301	$-	$-	$47,526,301
Belgium	40,740,931	-	-	40,740,931
Canada	137,905,133	-	-	137,905,133
China	48,687,426	-	-	48,687,426
Denmark	44,417,270	-	-	44,417,270
Finland	15,354,649	-	-	15,354,649
France	295,046,979	-	-	295,046,979
Germany	233,688,850	-	-	233,688,850
Hong Kong	34,981,602	-	-	34,981,602
Ireland	32,266,813	-	-	32,266,813
Israel	11,421,349	-	-	11,421,349
Italy	45,810,424	-	-	45,810,424
Japan	460,349,077	-	-	460,349,077
Luxembourg	28,151,272	-	-	28,151,272
Netherlands	189,035,175	-	-	189,035,175
Norway	64,529,481	-	-	64,529,481
Portugal	11,154,933	-	-	11,154,933
Republic of Korea	109,047,442	-	-	109,047,442
Singapore	51,118,334	-	-	51,118,334
Spain	22,143,798	-	-	22,143,798
Sweden	59,933,093	-	-	59,933,093
Switzerland	238,447,164	-	-	238,447,164
United Kingdom	568,862,058	60,304	-	568,922,362
Foreign Preferred Stocks
Germany	51,621,627	-	-	51,621,627
Common Stocks
United States	90,503,075	-	-	90,503,075
Short-Term Investments	129,125,237	-	-	129,125,237
Securities Lending Collateral	51,596,738	-	-	51,596,738

Total Investments in Securities - Assets	$3,113,466,231	$60,304	$-	$3,113,526,535

Financial Derivative Instruments - Assets
Futures Contracts	$4,534,230	$-	$-	$4,534,230
Forward Foreign Currency Contracts	-	316,545	-	316,545

Total Financial Derivative Instruments - Assets	$4,534,230	$316,545	$-	$4,850,775

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(3,263,391)	$-	$(3,263,391)

Total Financial Derivative Instruments - Liabilities	$-	$(3,263,391)	$-	$(3,263,391)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

16

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$2,932,804,560
Investments in affiliated securities, at fair value‡	180,721,975
Foreign currency deposits with brokers for futures contracts, at fair value¤	6,353,335
Dividends and interest receivable	6,623,269
Receivable for investments sold	14,348,371
Receivable for fund shares sold	3,318,665
Receivable for tax reclaims	2,561,931
Receivable for expense reimbursement (Note 2)	445
Receivable for variation margin on open futures contracts (Note 5)	9,962,004
Unrealized appreciation from forward currency contracts	316,545
Prepaid expenses	88,497

Total assets	3,157,099,597

Liabilities:
Payable for investments purchased	17,600,467
Payable for fund shares redeemed	2,653,346
Payable for foreign currency, at fair value	3,491
Payable upon return of securities loaned§ (Note 9)	51,596,738
Management and sub-advisory fees payable (Note 2)	3,069,942
Service fees payable (Note 2)	133,568
Transfer agent fees payable (Note 2)	184,689
Custody and fund accounting fees payable	386,097
Professional fees payable	86,732
Trustee fees payable (Note 2)	12,831
Payable for prospectus and shareholder reports	120,366
Unrealized depreciation from forward currency contracts	3,263,391
Other liabilities	67,730

Total liabilities	79,179,388

Net assets	$3,077,920,209

Analysis of net assets:
Paid-in-capital	$2,560,945,367
Undistributed net investment income	44,171,281
Accumulated net realized gain	29,505,871
Unrealized appreciation of investments in unaffiliated securitiesA	441,845,692
Unrealized (depreciation) of forward foreign currency contracts	(2,946,846)
Unrealized (depreciation) of foreign currency translations	(135,386)
Unrealized appreciation of futures contracts	4,534,230

Net assets	$3,077,920,209

See accompanying notes

17

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2017

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	78,734,582

Y Class	47,571,339

Investor Class	15,317,569

Advisor Class	2,634,805

A Class	864,331

C Class	382,395

R6 ClassB	304,772

Net assets:
Institutional Class	$1,644,165,106

Y Class	$1,029,629,647

Investor Class	$316,589,769

Advisor Class	$55,715,606

A Class	$17,829,657

C Class	$7,622,425

R6 ClassB	$6,367,999

Net asset value, offering and redemption price per share:
Institutional Class	$20.88

Y Class	$21.64

Investor Class	$20.67

Advisor Class	$21.15

A Class	$20.63

A Class (offering price)	$21.89

C Class	$19.93

R6 ClassB	$20.89

† Cost of investments in unaffiliated securities	$2,490,958,868
‡ Cost of investments in affiliated securities	$180,721,975
§ Fair value of securities on loan	$48,900,480
^ Cost of foreign currency	$427,215
¤ Cost of foreign currency deposits with broker for futures contracts	$11,502,278
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations February 28, 2017 (Note 1).

See accompanying notes

18

American Beacon International Equity FundSM

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$74,559,751
Dividend income from affiliated securities (Note 8)	705,742
Interest income	2,955
Income derived from securities lending (Note 9)	1,042,549

Total investment income	76,310,997

Expenses:
Management and sub-advisory fees (Note 2)	17,367,230
Transfer agent fees:
Institutional Class (Note 2)	502,454
Y Class (Note 2)	599,651
Investor Class	18,787
Advisor Class	2,393
A Class	5,645
C Class	2,084
R6 ClassA	2,377
Custody and fund accounting fees	769,696
Professional fees	151,806
Registration fees and expenses	181,303
Service fees (Note 2):
Y Class	347,126
Investor Class	1,194,225
Advisor Class	80,758
A Class	32,779
C Class	9,186
Distribution fees (Note 2):
Advisor Class	80,758
A Class	54,631
C Class	61,243
Prospectus and shareholder report expenses	352,333
Trustee fees (Note 2)	172,229
Other expenses	326,564

Total expenses	22,315,258

Net fees waived and expenses (reimbursed) (Note 2)	(3,001)

Net expenses	22,312,257

Net investment income	53,998,740

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	108,161,545
Commission recapture (Note 1)	93,828
Foreign currency transactions	699,597
Forward foreign currency contracts	(1,991,838)
Futures contracts	15,392,539
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	214,976,939
Foreign currency transactions	175,215,648
Forward foreign currency contracts	1,059,925
Futures contracts	2,310,969

Net gain from investments	515,919,152

Net increase in net assets resulting from operations	$569,917,892

† Foreign taxes	$7,521,472
A Class commenced operations February 28, 2017 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

19

American Beacon International Equity FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in net assets:
Operations:
Net investment income	$53,998,740	$53,490,297
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	122,355,671	(69,713,130)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	393,563,481	(48,671,035)

Net increase (decrease) in net assets resulting from operations	569,917,892	(64,893,868)

Distributions to shareholders:
Net investment income:
Institutional Class	(34,791,829)	(16,686,558)
Y Class	(18,973,818)	(8,452,221)
Investor Class	(7,051,311)	(3,881,250)
Advisor Class	(456,420)	(277,450)
A Class	(472,655)	(124,783)
C Class	(111,074)	(21,084)
Net realized gain from investments:
Institutional Class	-	(9,476,767)
Y Class	-	(4,762,157)
Investor Class	-	(2,928,681)
Advisor Class	-	(209,279)
A Class	-	(91,005)
C Class	-	(32,829)

Net distributions to shareholders	(61,857,107)	(46,944,064)

Capital share transactions (Note 10):
Proceeds from sales of shares	775,385,640	1,257,857,958
Reinvestment of dividends and distributions	57,320,154	42,786,888
Cost of shares redeemed	(913,700,486)	(638,592,286)

Net increase (decrease) in net assets from capital share transactions	(80,994,692)	662,052,560

Net increase in net assets	427,066,093	550,214,628

Net assets:
Beginning of period	2,650,854,116	2,100,639,488

End of period*	$3,077,920,209	$2,650,854,116

*Includes undistributed net investment income	$44,171,281	$52,877,849

See accompanying notes

20

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of October 31, 2017, the Trust consists of thirty-four active series, one of which is presented in this filing: American Beacon International Equity Fund (the “Fund”). The remaining thirty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The inception date of the R6 Class was February 28, 2017.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

21

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

22

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Assets Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$9,740,107
Sub-Advisor Fees	0.27%	7,627,123

Total	0.62%	$17,367,230

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2017, the Manager received securities lending fees of $125,630 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to

23

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$997,325

As of October 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$144,658

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are

24

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2017, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
International Equity	$97,529	$26,926	$124,455

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2017, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntarily agreed to reduce fees and/or reimburse expenses for the R6 Class of the Fund to the extent that total operating expenses exceed the expense cap. During the year ended October 31, 2017, the Manager waived and/or reimbursed expenses as follows:

	Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursed Expenses
Fund		2/28/2017 – 10/31/2017
International Equity	R6	0.66%	$3,001	2020

Of this amount, $445 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2017. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can recoup from the Fund for any contractual or voluntary fee reductions or expense reimbursements if recoupment by the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lessor of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	-	105,014	-	2018

25

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2017, Foreside collected $5,148 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2017, fees of $625 were collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2017, CDSC fees of $247 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

26

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately

27

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2017 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

28

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

29

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

During the year ended October 31, 2017, the foreign Fund entered into forward foreign currency exchange contracts primarily for hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amount Outstanding Year Ended October 31, 2017
Fund	Purchased Contracts	Sold Contracts
International Equity	$158,344,916	$69,908,741

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2017, the Fund entered into future contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2017
International Equity	933

30

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$316,545	$–	$–	$–	$316,545
Receivable for variation margin from open futures contracts(2)	–	–	–	–	4,534,230	4,534,230

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(3,263,391)	$–	$–	$–	$(3,263,391)
The effect of financial derivative instruments on the Statement of Operations as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(1,991,838)	$–	$–	$–	$(1,991,838)
Futures contracts	–	–	–	–	15,392,539	15,392,539

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$1,059,925	$–	$–	$–	$1,059,925
Futures contracts	–	–	–	–	2,310,969	2,310,969

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

31

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

32

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s net asset value (“NAV”), (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors.

33

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2017.

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$4,534,230	$-
Forward Foreign Currency Contracts	316,545	3,263,391

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,850,775	$3,263,391

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,534,230)	-

Total derivative assets and liabilities subject to an MNA	$316,545	$3,263,391

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$51,596,738	$-	$-	$-	$51,596,738

Total Borrowings	$51,596,738	$-	$-	$-	$51,596,738

Gross amount of recognized liabilities for securities lending transactions					$51,596,738

34

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of October 31, 2017:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas, N.A.	$32,622	$(32,622)	$-	$-	$-
Bank of Montreal	235,436	(235,436)	-	-	-
Goldman Sachs Capital Markets	27,818	(24,693)	-	-	3,125
JPMorgan Chase Bank, N.A.	6,899	(6,899)	-	-	-
Morgan Stanley Bank, N.A.	11,384	(11,384)	-	-	-
Royal Bank of Canada	1,099	(1,099)	-	-	-
UBS AG	1,287	(1,287)	-	-	-

Total	$316,545	$(313,420)	$-	$-	$3,125

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
BNP Paribas, N.A.	$38,725	$(32,622)	$-	$-	$6,103
Bank of Montreal	577,259	(235,436)	-	-	341,823
Barclays Bank PLC	93,418	-	-	-	93,418
Citibank, N.A.	96,335	-	-	-	96,335
Deutsche Bank AG	12,193	-	-	-	12,193
Goldman Sachs Capital Markets	24,693	(24,693)	-	-	-
HSBC Bank (USA)	24,926	-	-	-	24,926
JPMorgan Chase Bank, N.A.	273,010	(6,899)	-	-	266,111
Morgan Stanley Bank, N.A.	21,439	(11,384)	-	-	10,055
Royal Bank of Canada	53,944	(1,099)	-	-	52,845
Societe Generale	1,438,210	-	-	-	1,438,210
Standard and Chartered Bank	444,341	-	-	-	444,341
UBS AG	28,582	(1,287)	-	-	27,295
Westpac Banking Corporation	136,316	-	-	-	136,316

Total	$3,263,391	$(313,420)	$-	$-	$2,949,971

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund utilized earnings and profits distributed to shareholders from redemption of shares as part of the dividends paid deduction.

35

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

The tax character of distributions paid were as follows:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income*
Institutional ClassA	$34,791,829	$16,689,014
Y Class	18,973,818	8,453,455
Investors Class	7,051,311	3,882,009
Advisor ClassB	456,420	277,504
A Class	472,655	124,807
C Class	111,074	21,093
Long-term capital gains
Institutional ClassA	–	9,474,311
Y Class	–	4,760,923
Investors Class	–	2,927,922
Advisor ClassB	–	209,225
A Class	–	90,981
C Class	–	32,820

Total distributions paid	$61,857,107	$46,944,064

* For tax purposes, short-term gains are considered ordinary income distributions.

A Includes AMR Class distributions due to merger with the Institutional Class on May 31, 2016.

B Includes Retirement Class distributions due to merger with Advisor Class on January 15, 2016.

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$2,688,053,083	$514,522,295	$(85,430,665)	$429,091,630

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Distributable Earnings
International Equity	$429,091,630	$53,141,053	$34,742,158	$–	$1	$516,974,842

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, gains (losses) from sales of investments in passive foreign investment companies, Section 732 basis adjustments, and utilization of earnings and profits distributed to shareholders from redemption of shares as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
International Equity	$5,476,315	$(848,201)	$(4,628,114)	$–

36

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not any have capital loss carryforwards. The Fund utilized $21,948,151 short-term and $44,112,278 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$847,210,002	$956,188,817

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2017 were as follows:

Fund	Type of Transaction	October 31, 2016 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
International Equity	Direct	$87,141,057	$1,216,967,874	$1,174,983,694	$129,125,237	$705,742
International Equity	Securities Lending	1,283,708	944,926,084	894,613,054	51,596,738	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

37

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$48,900,480	$51,596,738	$–	$51,596,738

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2017		2016B
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	24,547,005	$463,671,500	39,315,483	$674,540,803
Reinvestment of dividends	1,852,549	31,919,427	1,293,027	22,763,428
Shares redeemed	(30,936,620)	(572,495,075)	(17,470,092)	(305,075,450)

Net increase (decrease) in shares outstanding	(4,537,066)	$(76,904,148)	23,138,418	$392,228,781

	Y Class
	Year Ended October 31,
	2017		2016
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	9,603,129	$188,451,831	27,158,767	$459,233,941
Reinvestment of dividends	972,177	17,372,801	685,248	12,498,922
Shares redeemed	(8,510,279)	(164,255,587)	(12,558,440)	(226,108,345)

Net increase in shares outstanding	2,065,027	$41,569,045	15,285,575	$245,624,518

	Investor Class
	Year Ended October 31,
	2017		2016
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	3,314,057	$61,659,507	5,700,250	$96,710,198
Reinvestment of dividends	410,726	7,027,516	388,556	6,791,967
Shares redeemed	(7,835,357)	(145,535,610)	(5,089,939)	(87,258,245)

Net increase (decrease) in shares outstanding	(4,110,574)	$(76,848,587)	998,867	$16,243,920

38

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2017

	Advisor Class
	Year Ended October 31,
	2017		2016C
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,750,129	$35,235,104	775,088	$13,279,031
Reinvestment of dividends	26,039	456,207	27,102	486,499
Shares redeemed	(486,266)	(9,383,666)	(787,201)	(13,645,734)

Net increase in shares outstanding	1,289,902	$26,307,645	14,989	$119,796

	A Class
	Year Ended October 31,
	2017		2016
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	806,495	$14,930,964	798,761	$13,513,325
Reinvestment of dividends	25,526	435,992	11,164	195,041
Shares redeemed	(1,051,715)	(20,195,546)	(303,956)	(5,233,453)

Net increase (decrease) in shares outstanding	(219,694)	$(4,828,590)	505,969	$8,474,913

	C Class
	Year Ended October 31,
	2017		2016
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	293,130	$5,116,728	34,805	$580,660
Reinvestment of dividends	6,515	108,211	2,988	51,031
Shares redeemed	(93,337)	(1,664,605)	(77,300)	(1,271,059)

Net increase (decrease) in shares outstanding	206,308	$3,560,334	(39,507)	$(639,368)

	R6 Class
	February 28, 2017A to October 31, 2017		Year Ended October 31, 2016
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	313,319	$6,320,006	–	$–
Shares redeemed	(8,547)	(170,397)	–	–

Net increase in shares outstanding	304,772	$6,149,609	–	$–

A Commencement of operations.

B Includes AMR Class transactions prior to the merger with the Institutional Class on May 31, 2016.

C Includes Retirement Class transactions prior to the merger with the Advisor Class on January 15, 2016.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

39

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$17.41	$18.79	$19.51		$20.07		$16.05

Income from investment operations:
Net investment income	0.39	0.29	0.35		0.54		0.36
Net gains (losses) on investments (both realized and unrealized)	3.51	(1.24)	(0.55)		(0.77)		4.07

Total income (loss) from investment operations	3.90	(0.95)	(0.20)		(0.23)		4.43

Less distributions:
Dividends from net investment income	(0.43)	(0.27)	(0.52)		(0.33)		(0.41)
Distributions from net realized gains	-	(0.16)	-		-		-

Total distributions	(0.43)	(0.43)	(0.52)		(0.33)		(0.41)

Redemption fees added to beneficial interests	-	-	0	B	0	B	0	B

Net asset value, end of period	$20.88	$17.41	$18.79		$19.51		$20.07

Total returnC	22.94%	(5.07)%	(0.99)%		(1.18)%		28.14%

Ratios and supplemental data:
Net assets, end of period	$1,644,165,106	$1,450,052,040	$1,037,148,821		$956,960,452		$870,729,423
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.69%	0.70%		0.72%		0.72%
Expenses, net of reimbursements	0.73%	0.69%	0.69%		0.70%		0.71%
Net investment income, before expense reimbursements	2.01%	2.22%	1.93%		2.74%		2.16%
Net investment income, net of reimbursements	2.01%	2.22%	1.94%		2.76%		2.17%
Portfolio turnover rate	32%	25%	33%		23%		27%

	Y Class
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$18.03	$19.46	$20.21		$20.81		$16.65

Income from investment operations:
Net investment income	0.38	0.41	0.35		0.50		0.62
Net gains (losses) on investments (both realized and unrealized)	3.65	(1.40)	(0.57)		(0.77)		3.97

Total income (loss) from investment operations	4.03	(0.99)	(0.22)		(0.27)		4.59

Less distributions:
Dividends from net investment income	(0.42)	(0.28)	(0.53)		(0.33)		(0.43)
Distributions from net realized gains	-	(0.16)	-		-		-

Total distributions	(0.42)	(0.44)	(0.53)		(0.33)		(0.43)

Redemption fees added to beneficial interests	-	-	0	B	0	B	0	B

Net asset value, end of period	$21.64	$18.03	$19.46		$20.21		$20.81

Total returnC	22.84%	(5.14)%	(1.06)%		(1.31)%		28.04%

Ratios and supplemental data:
Net assets, end of period	$1,029,629,647	$820,596,038	$587,949,806		$530,836,707		$441,945,876
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.77%	0.77%		0.82%		0.85%
Expenses, net of reimbursements	0.80%	0.77%	0.77%		0.82%		0.85%
Net investment income, before expense reimbursements	1.95%	2.43%	1.87%		2.62%		2.55%
Net investment income, net of reimbursements	1.95%	2.43%	1.87%		2.62%		2.55%
Portfolio turnover rate	32%	25%	33%		23%		27%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$17.24	$18.60	$19.32		$19.86		$15.88

Income from investment operations:
Net investment income	0.35	0.34	0.31		0.46		0.25
Net gains (losses) on investments (both realized and unrealized)	3.45	(1.33)	(0.57)		(0.76)		4.09

Total income (loss) from investment operations	3.80	(0.99)	(0.26)		(0.30)		4.34

Less distributions:
Dividends from net investment income	(0.37)	(0.21)	(0.46)		(0.24)		(0.36)
Distributions from net realized gains	-	(0.16)	-		-		-

Total distributions	(0.37)	(0.37)	(0.46)		(0.24)		(0.36)

Redemption fees added to beneficial interests	-	-	0	B	0	B	0	B

Net asset value, end of period	$20.67	$17.24	$18.60		$19.32		$19.86

Total returnC	22.50%	(5.38)%	(1.35)%		(1.54)%		27.81%

Ratios and supplemental data:
Net assets, end of period	$316,589,769	$334,895,337	$342,720,411		$348,541,811		$337,424,064
Ratios to average net assets:
Expenses, before reimbursements	1.07%	1.06%	1.03%		1.05%		1.04%
Expenses, net of reimbursements	1.07%	1.06%	1.03%		1.05%		1.04%
Net investment income, before expense reimbursements	1.69%	1.95%	1.60%		2.36%		1.67%
Net investment income, net of reimbursements	1.69%	1.95%	1.60%		2.36%		1.67%
Portfolio turnover rate	32%	25%	33%		23%		27%

	Advisor ClassA
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$17.62	$19.01	$19.76		$20.36		$16.36

Income from investment operations:
Net investment income (loss)	0.23	0.35	0.38		0.44		(0.41)
Net gains (losses) on investments (both realized and unrealized)	3.64	(1.37)	(0.68)		(0.77)		4.83

Total income (loss) from investment operations	3.87	(1.02)	(0.30)		(0.33)		4.42

Less distributions:
Dividends from net investment income	(0.34)	(0.21)	(0.45)		(0.27)		(0.42)
Distributions from net realized gains	-	(0.16)	-		-		-

Total distributions	(0.34)	(0.37)	(0.45)		(0.27)		(0.42)

Redemption fees added to beneficial interests	-	-	0	B	0	B	0	B

Net asset value, end of period	$21.15	$17.62	$19.01		$19.76		$20.36

Total returnC	22.38%	(5.40)%	(1.51)%		(1.64)%		27.51%

Ratios and supplemental data:
Net assets, end of period	$55,715,606	$23,692,313	$22,912,069		$7,677,201		$5,231,812
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.19%	1.16%		1.19%		1.20%
Expenses, net of reimbursements	1.20%	1.19%	1.16%		1.19%		1.20%
Net investment income, before expense reimbursements	1.51%	1.87%	1.55%		2.21%		1.39%
Net investment income, net of reimbursements	1.51%	1.87%	1.55%		2.21%		1.39%
Portfolio turnover rate	32%	25%	33%		23%		27%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$17.23	$18.59	$19.32		$19.92		$16.02

Income from investment operations:
Net investment income	0.30	0.32	0.31		0.46		0.43
Net gains (losses) on investments (both realized and unrealized)	3.48	(1.30)	(0.59)		(0.78)		3.89

Total income (loss) from investment operations	3.78	(0.98)	(0.28)		(0.32)		4.32

Less distributions:
Dividends from net investment income	(0.38)	(0.22)	(0.45)		(0.28)		(0.42)
Distributions from net realized gains	-	(0.16)	-		-		-

Total distributions	(0.38)	(0.38)	(0.45)		(0.28)		(0.42)

Redemption fees added to beneficial interests	-	-	0	A	0	A	0	A

Net asset value, end of period	$20.63	$17.23	$18.59		$19.32		$19.92

Total returnB	22.43%	(5.34)%	(1.42)%		(1.65)%		27.51%

Ratios and supplemental data:
Net assets, end of period	$17,829,657	$18,673,142	$10,747,749		$8,540,234		$4,113,299
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.07%	1.08%		1.15%		1.21%
Expenses, net of reimbursements	1.12%	1.07%	1.08%		1.15%		1.25%
Net investment income, before expense reimbursements	1.65%	1.94%	1.55%		2.31%		1.73%
Net investment income, net of reimbursements	1.65%	1.94%	1.55%		2.31%		1.69%
Portfolio turnover rate	32%	25%	33%		23%		27%

	C Class
	Year Ended October 31,
	2017	2016	2015		2014		2013

Net asset value, beginning of period	$16.73	$18.09	$18.83		$19.47		$15.70

Income from investment operations:
Net investment income	0.17	0.18	0.16		0.30		0.52
Net gains (losses) on investments (both realized and unrealized)	3.36	(1.28)	(0.56)		(0.75)		3.59

Total income (loss) from investment operations	3.53	(1.10)	(0.40)		(0.45)		4.11

Less distributions:
Dividends from net investment income	(0.33)	(0.10)	(0.34)		(0.19)		(0.34)
Distributions from net realized gains	–	(0.16)	–		–		–

Total distributions	(0.33)	(0.26)	(0.34)		(0.19)		(0.34)

Redemption fees added to beneficial interests	–	–	0	A	0	A	0	A

Net asset value, end of period	$19.93	$16.73	$18.09		$18.83		$19.47

Total returnB	21.50%	(6.12)%	(2.12)%		(2.36)%		26.56%

Ratios and supplemental data:
Net assets, end of period	$7,622,425	$2,945,246	$3,899,081		$3,028,934		$1,219,537
Ratios to average net assets:
Expenses, before reimbursements	1.88%	1.85%	1.82%		1.90%		1.95%
Expenses, net of reimbursements	1.88%	1.85%	1.83%		1.90%		1.99%
Net investment income, before expense reimbursements	0.96%	1.12%	0.77%		1.53%		1.13%
Net investment income, net of reimbursements	0.96%	1.12%	0.77%		1.53%		1.09%
Portfolio turnover rate	32%	25%	33%		23%		27%

A	Amount represents less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$17.80

Income from investment operations:
Net investment income	0.08
Net gains on investments (both realized and unrealized)	3.01

Total income from investment operations	3.09

Less distributions:
Dividends from net investment income	–

Net asset value, end of period	$20.89

Total returnB	17.36	%C

Ratios and supplemental data:
Net assets, end of period	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.89	%D
Expenses, net of reimbursements	0.66	%D
Net investment income, before expense reimbursements	1.63	%D
Net investment income, net of reimbursements	1.85	%D
Portfolio turnover rate	32	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from February 28, 2017 through October 31, 2017 and is annualized.

See accompanying notes

43

American Beacon International Equity FundSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	0.00%

Qualified Dividend Income:

International Equity	96.99%

Long-Term Capital Gain Distributions:

International Equity	$5,252,994

Short-Term Capital Gain Distributions:

International Equity	$-

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

The Fund designated a foreign tax credit of $7,521,472 based on foreign sourced income of $82,081,222 for the year ended October 31, 2017.

44

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon International Equity Fund (“Fund”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and Templeton Investment Counsel, LLC (“Templeton”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Investment Advisory Agreements are referred to herein as the “Investment Advisory Agreements”. The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

45

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and The Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

46

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to Lazard and Templeton, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to Causeway, the Fund’s subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that a subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadviser, the Manager has negotiated breakpoints in the subadvisory fee rates for the

47

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadviser benefits from soft dollar arrangements for third-party and proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appears to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual subadvisors is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. The Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. The Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

48

Disclosure Regarding Approval of the Management and

Investment Advisory Agreements (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Causeway, Lazard, and Templeton, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Causeway	5 years	1st Quintile
Lazard	5 years	1st Quintile
Templeton	5 years	3rd Quintile

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

54

American Beacon FundsSM

Privacy Policy

October 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

55

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56

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/17

American Beacon® FUNDS

# 2017 ANNUAL REPORT

**October 31, 2017**

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2017 (Unaudited)

At the beginning of the 12-month period ended October 31, 2017, U.S. presidential election news dominated headlines. Following Donald Trump’s victory, the post-election optimism of investors and the Trump administration’s emphasis on tax cuts and infrastructure spending pushed markets higher. Over the trailing 12 months, the S&P 500 Index and the Dow Jones Industrial Average (“DJIA”) increased 23.6% and 32.1%, respectively. From January 2017 through October 2017, the S&P 500 Index and DJIA were up 16.9% and 20.6%, respectively, while market volatility remained elusive.

With the exception of the Telecommunications sector, all S&P 500 Index sectors were up for the trailing 12-month period. The Information Technology and Financials sectors remained the front runners, followed by the Basic Materials and Industrials sectors. Even with the significant decline in oil prices year-to-date in 2017, the Energy sector was able to pump out a 2.5% trailing 12-month return. The Consumer Staples sector has been hard-hit since this summer’s news about Amazon.com, Inc.’s surprise acquisition of Whole Foods.

With strength in the Information Technology and Health Care sectors, growth stocks continued to trounce value stocks in the trailing 12-month period. While large-cap securities have performed very well thus far, small-cap securities have done even better – perhaps driven by improved prospects of tax reform. The Russell 2000 Index was up 27.9% in the period under review, while the Russell 1000 Index gained 23.7% and the Russell Midcap Index rose 21.1%.

Federal Reserve (the “Fed”) Chair Janet Yellen has reiterated the importance of measured rate normalization following a decade of near-zero interest rates. The Fed increased short-term interest rates by 0.25% in December 2016, March 2017 and June 2017. Following the June 2017 rate hike, short-term interest rates ranged from 1.00% to 1.25%. Long-term inflation expectations initially increased sharply in the wake of the presidential election, but ultimately proved elusive. Consumer confidence consistently surprised to the upside for the last 12 months, despite mixed economic data and slower job growth. Gross domestic product (“GDP”) for first quarter was revised up to 1.4%, driven largely by consumer spending. The upward revision doubled the original 0.7% GDP reported in April, but still undershot expectations. Final second-quarter GDP growth beat expectations at 3.1%. GDP expanded at a 3% annual rate in the third quarter. From a macro perspective, the resilience of the U.S. economy was tested by major hurricanes hitting Texas, Florida and Puerto Rico. With the help of soaring stock prices and rising business and consumer confidence, the U.S. economy posted its best six-month stretch of growth in three years. At the end of the period, investors awaited President Trump’s nominee for Ms. Yellen’s successor.

The U.S. is clearly in the back half of what is being viewed as a very long economic cycle, which continues to be fueled by the acceleration of global profit growth, a pickup in domestic and global manufacturing, and early signs of better capital expenditure and higher wages. In other words, the U.S. economic recovery could very well continue for the foreseeable future. The U.S. equity market appears to be accepting of a gradual return to normalized interest rates and balance-sheet reductions. The U.S. market also appears to be holding its own even in light of headwinds that include everything from natural disasters, to domestic terrorism, to dealing with an unpredictable foreign dictator. The resilience of the U.S. equity market has been notable.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned 24.43% for the twelve months ended October 31, 2017, underperforming the Russell 2000® Value Index (the “Index”) return of 24.81% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/07 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2007- 10/31/2017
Institutional Class (1,8)	AVFIX	24.85%	9.60%	14.70%	8.42%	$22,447
Y Class (1,2,8)	ABSYX	24.70%	9.51%	14.59%	8.32%	$22,228
Investor Class (1,8)	AVPAX	24.43%	9.25%	14.32%	8.06%	$21,705
Advisor Class (1,3,8)	AASSX	24.26%	9.08%	14.13%	7.88%	$21,359
A without Sales Charge (1,4,8)	ABSAX	24.36%	9.17%	14.20%	7.95%	$21,498
A with Sales Charge (1,4,8)	ABSAX	17.22%	7.04%	12.86%	7.32%	$20,261
C without Sales Charge (1,5,8)	ASVCX	23.44%	8.35%	13.35%	7.36%	$20,345
C with Sales Charge (1,5,8)	ASVCX	22.44%	8.35%	13.35%	7.36%	$20,345
R6 Class (1,6,8)	AASRX	24.85%	9.60%	14.70%	8.42%	$22,447

Russell 2000® Value Index (7)		24.81%	9.67%	13.58%	7.04%	$19,745

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/07 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/07.

3.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2009. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/07. A portion of the fees charged to the A Class of the Fund was waived in 2010, 2012, 2013, and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012, 2013, and 2014. The maximum sales charge for A Class is 5.75%.

5.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/07. A portion of the fees charged to the C Class of the Fund was waived in 2010, 2012, and 2013 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012 and 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	Fund performance for the one-year, three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/07 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/07. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/17. Performance prior to waiving fees was lower than the actual returns shown.

7.	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and R6 Class shares was 0.84%, 0.91%, 1.15%, 1.32%, 1.22%, 1.97%, and 0.82%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index through sector allocation. Stock selection detracted value relative to the Index.

From a sector allocation perspective the Fund’s underweight position in Real Estate, one of the poorer performing sectors, contributed to performance. An overweight in Industrials, the second best performing sector, also added relative value. The aforementioned performance was slightly offset by an underweight in Financials which detracted from the Fund’s returns.

Most of the Fund’s performance related to security selection was attributed to holdings in the Health Care and Energy sectors. In Health Care, the Fund’s absence from Bluebird Bio, Inc., which was up 191.3% in the Index, negatively impacted performance. The Fund’s position in LifePoint Health, Inc., (down 26.2%) also detracted relative value. Companies in the Energy sector detracting from performance included Callon Petroleum Co. (down 14.9%) and Range Resources Corp. (down 43.8%). Good security selection in the Real Estate sector added relative value. The GEO Group, Inc., (up 76.1%) was the largest contributor in the Real Estate sector.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)
Vishay Intertechnology, Inc.		1.0
Brooks Automation, Inc.		0.8
Associated Banc-Corp		0.8
Texas Capital Bancshares, Inc.		0.8
UMB Financial Corp.		0.8
II-VI, Inc.		0.7
Diodes, Inc.		0.7
Allegheny Technologies, Inc.		0.7
Portland General Electric Co.		0.7
Fulton Financial Corp.		0.7

Total Fund Holdings	578

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

Sector Allocation (% Equities)
Financials	25.5
Industrials	20.5
Information Technology	15.3
Consumer Discretionary	14.3
Materials	6.5
Real Estate	4.3
Energy	4.0
Health Care	4.0
Utilities	2.7
Consumer Staples	2.4
Exchange-Traded Instruments	0.3
Telecommunication Services	0.2

5

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2017 (Unaudited)

Small Cap Value Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,055.80	$4.25
Hypothetical**	$1,000.00	$1,021.10	$4.18
Y Class
Actual	$1,000.00	$1,055.40	$4.66
Hypothetical**	$1,000.00	$1,020.70	$4.58
Investor Class
Actual	$1,000.00	$1,054.50	$5.85
Hypothetical**	$1,000.00	$1,019.50	$5.75
Advisor Class
Actual	$1,000.00	$1,053.20	$6.73
Hypothetical**	$1,000.00	$1,018.70	$6.61
A Class
Actual	$1,000.00	$1,053.80	$6.26
Hypothetical**	$1,000.00	$1,019.10	$6.16
C Class
Actual	$1,000.00	$1,049.80	$10.23
Hypothetical**	$1,000.00	$1,015.20	$10.06
R6 Class
Actual	$1,000.00	$1,055.80	$4.15
Hypothetical**	$1,000.00	$1,021.20	$4.08

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.90%, 1.13%, 1.30%, 1.21%, 1.98%, and 0.80% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

American Beacon Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (the Fund), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65%
Consumer Discretionary - 13.84%
Auto Components - 2.32%
American Axle & Manufacturing Holdings, Inc.A	2,670,507	$47,508,319
Cooper Tire & Rubber Co.	351,343	11,524,050
Cooper-Standard Holdings, Inc.A	50,231	5,599,752
Dana, Inc.	1,110,181	33,849,419
Gentex Corp.	920,800	17,872,728
Gentherm, Inc.A	493,951	16,547,358
Standard Motor Products, Inc.	81,931	3,577,927
Superior Industries International, Inc.	176,316	2,741,714
Tenneco, Inc.	415,562	24,148,308

		163,369,575

Automobiles - 0.17%
Winnebago Industries, Inc.	246,700	12,125,305

Diversified Consumer Services - 1.00%
Adtalem Global Education, Inc.	593,549	21,931,635
American Public Education, Inc.A	71,210	1,424,200
Bridgepoint Education, Inc.A	322,854	3,125,227
Graham Holdings Co., Class B	14,800	8,235,460
H&R Block, Inc.	536,900	13,282,906
K12, Inc.A	67,200	1,089,984
Sotheby’sA	101,674	5,268,747
Strayer Education, Inc.	84,984	7,965,550
Weight Watchers International, Inc.A	179,778	8,075,628

		70,399,337

Hotels, Restaurants & Leisure - 0.72%
Belmond Ltd., Class AA	1,005,041	13,216,289
Bloomin’ Brands, Inc.	509,951	9,066,929
Cheesecake Factory, Inc.B	423,870	18,963,944
International Speedway Corp., Class A	79,120	3,073,812
Ruby Tuesday, Inc.A	181,383	429,878
SeaWorld Entertainment, Inc.B	328,743	3,773,969
Speedway Motorsports, Inc.	124,236	2,478,508

		51,003,329

Household Durables - 2.64%
Cavco Industries, Inc.A	56,218	8,820,604
Ethan Allen Interiors, Inc.	389,472	11,586,792
Helen of Troy Ltd.A	194,628	18,080,941
KB Home	760,045	20,848,034
La-Z-Boy, Inc.	130,757	3,523,901
LGI Homes, Inc.A B	69,200	4,174,836
Lifetime Brands, Inc.	39,020	727,723
M/I Homes, Inc.A	153,275	5,119,385
MDC Holdings, Inc.	165,357	6,124,823
Meritage Homes Corp.A	129,297	6,296,764
Taylor Morrison Home Corp., Class AA	498,824	12,046,600
Tempur Sealy International, Inc.A	150,500	9,838,185
TRI Pointe Group, Inc.A	2,360,637	41,759,669
Tupperware Brands Corp.	162,575	9,551,281
Whirlpool Corp.	111,457	18,271,146
William Lyon Homes, Class AA	324,876	9,015,309

		185,785,993

Internet & Direct Marketing Retail - 0.15%
Shutterfly, Inc.A	240,035	10,249,495

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Consumer Discretionary - 13.84% (continued)
Leisure Products - 0.20%
Brunswick Corp.	256,300	$12,981,595
Johnson Outdoors, Inc., Class A	10,025	753,980
Sturm Ruger & Co., Inc.B	13,900	688,745

		14,424,320

Media - 1.88%
AMC Networks, Inc., Class AA	176,600	8,985,408
EW Scripps Co., Class AA	874,679	15,166,934
Gray Television, Inc.A	683,500	10,642,095
John Wiley & Sons, Inc., Class A	95,057	5,194,865
MDC Partners, Inc., Class AA	983,600	11,311,400
Meredith Corp.B	332,316	17,612,748
MSG Networks, Inc., Class AA	197,050	3,418,818
New York Times Co., Class A	1,298,401	24,799,459
Scholastic Corp.	381,141	14,079,349
Sinclair Broadcast Group, Inc., Class A	627,615	19,895,395
TEGNA, Inc.	85,200	1,041,996

		132,148,467

Multiline Retail - 0.51%
Big Lots, Inc.	338,126	17,349,245
Dillard’s, Inc., Class AB	354,864	18,027,091
Fred’s, Inc., Class AB	94,957	418,761

		35,795,097

Specialty Retail - 3.48%
Aaron’s, Inc.	347,327	12,781,634
Abercrombie & Fitch Co., Class A	239,402	3,215,169
America’s Car-Mart, Inc.A	28,840	1,235,794
Asbury Automotive Group, Inc.A	59,100	3,628,740
Ascena Retail Group, Inc.A B	743,869	1,443,106
AutoNation, Inc.A B	218,800	10,371,120
Bed Bath & Beyond, Inc.	171,500	3,412,850
Buckle, Inc.B	191,094	3,143,496
Caleres, Inc.	337,411	9,221,443
Cato Corp., Class A	57,357	737,611
Chico’s FAS, Inc.	437,704	3,497,255
Children’s Place, Inc.	49,200	5,352,960
DSW, Inc., Class A	248,521	4,759,177
Express, Inc.A	1,101,412	7,456,559
Finish Line, Inc., Class A	167,446	1,552,225
Genesco, Inc.A	66,770	1,635,865
Group 1 Automotive, Inc.	171,530	13,477,112
Guess?, Inc.	1,409,858	22,853,798
Hibbett Sports, Inc.A B	197,744	2,531,123
Kirkland’s, Inc.A	138,189	1,616,811
Lithia Motors, Inc., Class A	67,100	7,594,378
Lumber Liquidators Holdings, Inc.A B	93,385	2,874,390
Michaels Cos, Inc.A	396,900	7,707,798
Office Depot, Inc.	8,601,468	26,664,551
Penske Automotive Group, Inc.	285,325	13,301,852
Pier 1 Imports, Inc.	461,913	1,921,558
Rent-A-Center, Inc.B	84,106	836,014
Shoe Carnival, Inc.	40,946	768,556
Sleep Number Corp.A	122,361	3,976,733
Sonic Automotive, Inc., Class A	1,221,151	24,239,847
Urban Outfitters, Inc.A	576,804	14,143,234

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Consumer Discretionary - 13.84% (continued)
Specialty Retail - 3.48% (continued)
Williams-Sonoma, Inc.B	457,019	$23,582,180
Zumiez, Inc.A	184,142	3,250,106

		244,785,045

Textiles, Apparel & Luxury Goods - 0.77%
Crocs, Inc.A	375,648	3,831,610
Deckers Outdoor Corp.A	428,637	29,250,189
Fossil Group, Inc.A B	83,876	660,943
G-III Apparel Group Ltd.A	208,897	5,293,450
Movado Group, Inc.	107,201	2,969,468
Oxford Industries, Inc.	151,702	9,799,949
Vera Bradley, Inc.A	317,392	2,285,222

		54,090,831

Total Consumer Discretionary		974,176,794

Consumer Staples - 2.29%
Beverages - 0.37%
Boston Beer Co., Inc., Class AA B	145,773	25,954,883

Food & Staples Retailing - 0.98%
Andersons, Inc.	268,203	10,044,202
Chefs’ Warehouse, Inc.A	96,065	1,916,497
SpartanNash Co.	402,236	9,874,894
Sprouts Farmers Market, Inc.A	790,024	14,607,544
United Natural Foods, Inc.A	785,697	30,461,473
Weis Markets, Inc.	55,296	2,147,143

		69,051,753

Food Products - 0.76%
Darling Ingredients, Inc.A	1,541,200	28,126,900
Fresh Del Monte Produce, Inc.	170,663	7,596,210
Hain Celestial Group, Inc.A	196,219	7,067,809
Sanderson Farms, Inc.	72,816	10,891,089

		53,682,008

Household Products - 0.11%
Energizer Holdings, Inc.	172,400	7,411,476

Tobacco - 0.07%
Universal Corp.	87,327	5,008,203

Total Consumer Staples		161,108,323

Energy - 3.92%
Energy Equipment & Services - 1.61%
C&J Energy Services, Inc.A	403,900	11,507,111
CARBO Ceramics, Inc.A B	335,018	2,773,949
Dril-Quip, Inc.A	236,125	9,940,862
Frank’s International N.V.	3,162,619	20,904,912
Key Energy Services, Inc.A B	86,500	920,360
McDermott International, Inc.A	2,437,403	16,135,608
Natural Gas Services Group, Inc.A	225,207	6,260,755
Newpark Resources, Inc.A	1,107,368	9,689,470
Oceaneering International, Inc.	334,982	6,773,336
Oil States International, Inc.A	86,092	1,984,421
Patterson-UTI Energy, Inc.	1,043,946	20,649,252

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Energy - 3.92% (continued)
Energy Equipment & Services - 1.61% (continued)
SEACOR Holdings, Inc.A	90,002	$4,248,094
Unit Corp.A	66,247	1,240,144

		113,028,274

Oil, Gas & Consumable Fuels - 2.31%
Aegean Marine Petroleum Network, Inc.	158,178	711,801
Alliance Resource Partners LP, MLP	157,459	3,101,942
Arch Coal, Inc., Class A	52,951	4,046,515
Callon Petroleum Co.A	3,943,366	43,731,929
Cobalt International Energy, Inc.A B	156,186	151,500
Delek US Holdings, Inc.	43,161	1,124,344
Denbury Resources, Inc.A	1,799,385	2,213,244
Energy XXI Gulf Coast, Inc.A	659,900	5,642,145
Gran Tierra Energy, Inc.A	1,238,162	2,686,811
Gulfport Energy Corp.A	402,560	5,515,072
Kosmos Energy Ltd.A B	2,436,067	18,708,995
Oasis Petroleum, Inc.A	1,248,876	11,801,878
PBF Energy, Inc., Class A	358,700	10,391,539
PDC Energy, Inc.A	278,800	14,199,284
Peabody Energy Corp.	125,212	3,867,799
Renewable Energy Group, Inc.A B	148,706	1,799,343
SRC Energy, Inc.A	1,514,826	14,451,440
Whiting Petroleum Corp.A	3,120,800	18,756,008

		162,901,589

Total Energy		275,929,863

Financials - 24.74%
Banks - 14.46%
Associated Banc-Corp	2,191,629	55,448,214
Banc of California, Inc.B	128,400	2,702,820
BancorpSouth, Inc.	227,007	7,173,421
Bank of NT Butterfield & Son Ltd.	187,700	7,010,595
BankUnited, Inc.	216,500	7,545,025
Banner Corp.	294,320	16,870,422
Berkshire Hills Bancorp, Inc.	279,136	10,690,909
BOK Financial Corp.	134,691	11,646,731
Boston Private Financial Holdings, Inc.	131,104	2,084,554
Brookline Bancorp, Inc.	437,930	6,744,122
Bryn Mawr Bank Corp.	173,726	7,617,885
Cathay General Bancorp	359,603	15,031,405
CenterState Bank Corp.	250,600	6,675,984
Central Pacific Financial Corp.	333,396	10,375,284
Chemical Financial Corp.	265,620	13,995,518
CoBiz Financial, Inc.	304,819	6,230,500
ConnectOne Bancorp, Inc.	67,600	1,815,060
Customers Bancorp, Inc.A	414,179	11,323,654
CVB Financial Corp.	448,570	10,702,880
Enterprise Financial Services Corp.	51,103	2,228,091
FCB Financial Holdings, Inc., Class AA	280,652	13,106,448
First BanCorpA	2,043,310	10,523,046
First Busey Corp.	254,700	7,926,264
First Citizens BancShares, Inc., Class A	16,723	6,772,815
First Commonwealth Financial Corp.	273,169	3,977,341
First Financial Corp.	114,839	5,454,852
First Hawaiian, Inc.	1,013,396	29,631,699
First Horizon National Corp.	1,103,976	20,721,630

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Financials - 24.74% (continued)
Banks - 14.46% (continued)
First Interstate BancSystem, Inc., Class A	473,996	$18,628,043
First Merchants Corp.	88,886	3,822,098
First Midwest Bancorp, Inc.	612,510	14,142,856
Flushing Financial Corp.	49,669	1,489,077
FNB Corp.	1,081,511	14,589,583
Fulton Financial Corp.	2,654,929	48,319,708
Great Western Bancorp, Inc.	134,010	5,439,466
Hancock Holding Co.	526,653	25,674,334
Hanmi Financial Corp.	59,080	1,816,710
Heartland Financial USA, Inc.	58,850	2,898,362
Heritage Financial Corp.	257,807	7,863,113
Hilltop Holdings, Inc.	509,194	11,996,611
Horizon Bancorp	64,200	1,766,784
IBERIABANK Corp.	132,498	9,771,727
International Bancshares Corp.	485,870	19,726,322
Investors Bancorp, Inc.	1,063,801	14,627,264
MB Financial, Inc.	159,537	7,329,130
National Bank Holdings Corp., Class A	67,843	2,226,607
Old National Bancorp	2,083,117	37,912,729
People’s United Financial, Inc.	704,694	13,149,590
Popular, Inc.	626,154	22,967,329
Prosperity Bancshares, Inc.	639,713	42,080,321
Renasant Corp.	107,527	4,451,618
Republic Bancorp, Inc., Class A	42,600	1,675,032
S&T Bancorp, Inc.	85,575	3,499,162
Seacoast Banking Corp. of FloridaA	599,047	14,850,375
Simmons First National Corp., Class A	52,000	3,000,400
South State Corp.	126,834	11,421,402
Sterling Bancorp	840,926	21,065,196
TCF Financial Corp.	2,157,578	39,311,071
Texas Capital Bancshares, Inc.A	619,537	53,311,159
Trustmark Corp.	353,580	11,646,925
UMB Financial Corp.	721,137	53,025,204
Umpqua Holdings Corp.	2,115,337	43,279,795
Union Bankshares Corp.	401,609	13,859,527
United Community Banks, Inc.	574,541	15,753,914
Valley National Bancorp	1,230,431	14,149,956
Webster Financial Corp.	598,585	32,916,189
WesBanco, Inc.	249,812	10,092,405
Westamerica BancorpB	116,410	6,778,554
Wintrust Financial Corp.	286,782	23,312,509

		1,017,665,326

Capital Markets - 1.53%
AllianceBernstein Holding LP, MLP	271,655	7,022,282
Cohen & Steers, Inc.	318,326	13,843,998
Donnelley Financial Solutions, Inc.A	171,057	3,677,725
Evercore, Inc., Class A	100,800	8,074,080
Federated Investors, Inc., Class B	795,731	24,723,362
INTL. FCStone, Inc.A	42,600	1,768,326
Lazard Ltd., Class A	70,934	3,372,202
Morningstar, Inc.	127,587	10,871,688
OM Asset Management PLC	281,800	4,305,904
Oppenheimer Holdings, Inc., Class A	266,597	5,798,485
Stifel Financial Corp.	225,028	11,933,235
Virtus Investment Partners, Inc.	32,912	3,830,957
Waddell & Reed Financial, Inc., Class AB	465,706	8,704,045

		107,926,289

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Financials - 24.74% (continued)
Consumer Finance - 0.97%
Credit Acceptance Corp.A	67,095	$19,238,149
Encore Capital Group, Inc.A	54,500	2,531,525
EZCORP, Inc., Class AA	284,358	2,914,669
Green Dot Corp., Class AA	103,048	5,834,578
Nelnet, Inc., Class A	185,301	10,847,521
PRA Group, Inc.A B	234,700	6,548,130
Santander Consumer USA Holdings, Inc.A	788,500	13,120,640
SLM Corp.A	699,800	7,410,882

		68,446,094

Insurance - 5.62%
Ambac Financial Group, Inc.A	138,395	2,253,071
American Equity Investment Life Holding Co.	494,653	14,597,210
AMERISAFE, Inc.	43,890	2,839,683
Argo Group International Holdings Ltd.	211,479	13,312,603
Aspen Insurance Holdings Ltd.	220,728	9,469,231
Assurant, Inc.	156,483	15,750,014
Assured Guaranty Ltd.	328,189	12,175,812
Axis Capital Holdings Ltd.	206,458	11,229,251
CNO Financial Group, Inc.	1,521,791	36,477,330
eHealth, Inc.A	80,288	2,037,709
Employers Holdings, Inc.	72,944	3,479,429
Enstar Group Ltd.A	188,374	42,911,597
FBL Financial Group, Inc., Class A	43,483	3,363,410
First American Financial Corp.	242,839	13,215,298
Global Indemnity Ltd.A	395,323	16,591,706
Hanover Insurance Group, Inc.	202,768	19,948,316
Horace Mann Educators Corp.	710,121	31,103,300
Infinity Property & Casualty Corp.	42,362	3,996,855
Kemper Corp.	148,996	9,550,644
National General Holdings Corp.	338,300	6,826,894
National Western Life Group, Inc., Class A	5,590	1,998,872
Navigators Group, Inc.	76,730	4,450,340
Old Republic International Corp.	708,786	14,381,268
Primerica, Inc.	137,296	12,150,696
ProAssurance Corp.	127,808	7,163,638
RenaissanceRe Holdings Ltd.	106,671	14,759,000
Safety Insurance Group, Inc.	121,172	9,960,338
Selective Insurance Group, Inc.	340,898	20,317,521
State Auto Financial Corp.	59,973	1,537,708
Third Point Reinsurance Ltd.A	275,784	4,605,593
United Fire Group, Inc.	62,141	2,864,079
Universal Insurance Holdings, Inc.	122,378	2,918,715
Validus Holdings Ltd.	240,541	12,527,375
White Mountains Insurance Group Ltd.	16,647	14,801,680

		395,566,186

Mortgage Real Estate Investment Trusts (REITs) - 0.04%
Apollo Commercial Real Estate Finance, Inc.	164,209	2,967,257

Thrifts & Mortgage Finance - 2.12%
Beneficial Bancorp, Inc.	175,525	2,896,162
BofI Holding, Inc.A B	145,700	3,919,330
Capitol Federal Financial, Inc.	398,689	5,497,921
Dime Community Bancshares, Inc.	83,138	1,833,193
Essent Group Ltd.A	215,790	9,196,970
Flagstar Bancorp, Inc.A	146,851	5,487,822

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Financials - 24.74% (continued)
Thrifts & Mortgage Finance - 2.12% (continued)
Kearny Financial Corp.	212,200	$3,193,610
Meridian Bancorp, Inc.	108,407	2,135,618
MGIC Investment Corp.A	3,316,000	47,418,800
Nationstar Mortgage Holdings, Inc.A	225,748	4,395,314
Northfield Bancorp, Inc.	167,295	2,854,053
Northwest Bancshares, Inc.	297,860	5,024,898
Oritani Financial Corp.	109,696	1,859,347
PHH Corp.A	172,787	2,282,516
Provident Financial Services, Inc.	172,618	4,695,210
Radian Group, Inc.	552,800	11,586,688
United Financial Bancorp, Inc.	130,446	2,388,466
Walker & Dunlop, Inc.A	80,210	4,402,727
Washington Federal, Inc.	799,994	27,839,791

		148,908,436

Total Financials		1,741,479,588

Health Care - 3.83%
Health Care Equipment & Supplies - 0.77%
Anika Therapeutics, Inc.A	140,965	7,700,918
Globus Medical, Inc., Class AA	510,671	16,275,085
Integra LifeSciences Holdings Corp.A	40,557	1,897,256
Invacare Corp.	1,177,498	18,251,219
Meridian Bioscience, Inc.	139,041	2,078,663
Natus Medical, Inc.A	195,000	8,268,000

		54,471,141

Health Care Providers & Services - 2.17%
Aceto Corp.	368,226	3,708,036
Almost Family, Inc.A	44,260	1,958,505
Amedisys, Inc.A	233,531	11,235,177
AMN Healthcare Services, Inc.A	685,747	30,104,293
Community Health Systems, Inc.A B	427,717	2,523,530
Hanger, Inc.A	697,921	8,305,260
HealthSouth Corp.	801,880	36,998,743
LifePoint Health, Inc.A	230,290	11,088,464
Magellan Health, Inc.A	156,850	13,379,305
Owens & Minor, Inc.	450,813	11,076,475
Select Medical Holdings Corp.A	476,315	9,121,432
Tivity Health, Inc.A	287,039	13,275,554

		152,774,774

Health Care Technology - 0.33%
HMS Holdings Corp.A	87,165	1,677,055
Omnicell, Inc.A	291,914	14,537,317
Quality Systems, Inc.A	506,813	7,130,859

		23,345,231

Life Sciences Tools & Services - 0.31%
Cambrex Corp.A	341,963	14,789,900
Charles River Laboratories International, Inc.A	62,757	7,298,011

		22,087,911

Pharmaceuticals - 0.25%
Innoviva, Inc.A	304,900	3,731,976
Supernus Pharmaceuticals, Inc.A	325,033	13,521,373

		17,253,349

Total Health Care		269,932,406

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Industrials - 19.84%
Aerospace & Defense - 1.57%
AAR Corp.	577,409	$22,455,436
Aerojet Rocketdyne Holdings, Inc.A	235,633	7,441,290
Aerovironment, Inc.A	346,363	17,719,931
Cubic Corp.	126,706	6,911,812
Embraer S.A., Sponsored ADR	908,100	17,381,034
Esterline Technologies Corp.A	81,340	7,715,099
KLX, Inc.A	165,750	9,093,045
Moog, Inc., Class AA	98,246	8,622,069
Triumph Group, Inc.	303,969	9,438,238
Wesco Aircraft Holdings, Inc.A	438,963	3,972,615

		110,750,569

Air Freight & Logistics - 0.74%
Air Transport Services Group, Inc.A	1,039,453	25,154,763
Atlas Air Worldwide Holdings, Inc.A	80,980	4,968,123
Hub Group, Inc., Class AA	506,918	21,949,549

		52,072,435

Airlines - 0.11%
SkyWest, Inc.	165,742	7,806,448

Building Products - 2.61%
Apogee Enterprises, Inc.	167,540	7,996,684
Armstrong Flooring, Inc.A	324,800	4,807,040
Builders FirstSource, Inc.A	360,100	6,489,002
Gibraltar Industries, Inc.A	469,721	15,618,223
Masonite International Corp.A	521,106	34,966,213
Ply Gem Holdings, Inc.A	612,499	10,351,233
Simpson Manufacturing Co., Inc.	584,953	32,605,280
Trex Co., Inc.A	357,472	39,125,310
Universal Forest Products, Inc.	155,344	17,538,338
USG Corp.A	416,430	14,296,042

		183,793,365

Commercial Services & Supplies - 1.83%
ACCO Brands Corp.A	712,192	9,294,106
Brink’s Co.	44,955	3,421,075
Deluxe Corp.	231,421	16,118,473
Essendant, Inc.	176,746	1,710,901
Herman Miller, Inc.	191,500	6,434,400
Interface, Inc.	611,872	13,950,682
Knoll, Inc.	727,929	15,446,653
LSC Communications, Inc.	1,154,395	18,678,111
Matthews International Corp., Class A	101,284	6,365,699
McGrath RentCorp	68,625	3,067,538
Mobile Mini, Inc.	568,269	18,809,704
MSA Safety, Inc.	86,797	6,900,361
Steelcase, Inc., Class A	244,100	3,551,655
Team, Inc.A B	135,390	1,665,297
Viad Corp.	65,300	3,790,665

		129,205,320

Construction & Engineering - 3.18%
AECOMA	499,245	17,503,530
Aegion Corp.A	292,419	6,810,438
Argan, Inc.	31,800	2,186,250
Comfort Systems USA, Inc.	705,787	31,266,364

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Industrials - 19.84% (continued)
Construction & Engineering - 3.18% (continued)
EMCOR Group, Inc.	331,625	$26,699,129
Granite Construction, Inc.	287,654	18,320,683
KBR, Inc.	1,469,695	28,850,113
MasTec, Inc.A	230,700	10,046,985
Primoris Services Corp.	864,477	24,438,765
Quanta Services, Inc.A	271,872	10,257,731
Tutor Perini Corp.A	1,258,409	35,487,134
Valmont Industries, Inc.	74,838	11,891,758

		223,758,880

Electrical Equipment - 1.32%
Encore Wire Corp.	346,208	15,631,291
EnerSys	563,586	39,095,961
Generac Holdings, Inc.A	231,242	12,045,396
Regal Beloit Corp.	257,883	20,927,206
TPI Composites, Inc.A	207,846	5,206,542

		92,906,396

Industrial Conglomerates - 0.03%
Raven Industries, Inc.	53,142	1,788,228

Machinery - 5.02%
Actuant Corp., Class A	174,472	4,449,036
Altra Industrial Motion Corp.	72,702	3,482,426
Astec Industries, Inc.	172,417	8,957,063
Barnes Group, Inc.	574,273	37,379,430
Briggs & Stratton Corp.	418,800	10,553,760
Chart Industries, Inc.A	444,359	19,329,616
Colfax Corp.A	585,000	24,400,350
Columbus McKinnon Corp.	118,841	4,701,350
Crane Co.	285,035	23,692,109
EnPro Industries, Inc.	195,507	16,371,756
Federal Signal Corp.	982,300	20,972,105
Global Brass & Copper Holdings, Inc.	490,957	17,183,495
Greenbrier Cos, Inc.B	186,331	9,726,478
Hillenbrand, Inc.	383,801	15,179,330
Hyster-Yale Materials Handling, Inc.	126,157	9,902,063
Kennametal, Inc.	133,278	5,817,585
Lindsay Corp.	146,360	13,400,722
Meritor, Inc.A	555,853	14,457,737
Miller Industries, Inc.	226,733	6,405,207
Navistar International Corp.A	106,166	4,491,883
Park-Ohio Holdings Corp.	57,956	2,732,625
Sun Hydraulics Corp.	118,300	6,805,799
Tennant Co.	60,328	4,183,747
Terex Corp.	739,239	34,825,549
TriMas Corp.A	145,134	3,853,308
Trinity Industries, Inc.	668,816	21,749,896
Wabash National Corp.B	192,826	4,338,585
Watts Water Technologies, Inc., Class A	61,789	4,164,579

		353,507,589

Marine - 0.45%
Kirby Corp.A	138,712	9,827,745
Matson, Inc.	806,547	21,962,275

		31,790,020

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Industrials - 19.84% (continued)
Professional Services - 1.15%
Heidrick & Struggles International, Inc.	159,718	$3,968,992
Hudson Global, Inc.A	623,926	942,128
ICF International, Inc.A	37,800	2,029,860
Kelly Services, Inc., Class A	408,767	10,754,660
Korn/Ferry International	1,077,749	45,082,241
Navigant Consulting, Inc.A	158,930	2,751,078
Resources Connection, Inc.	330,848	5,210,856
RPX Corp.A	198,176	2,580,252
TrueBlue, Inc.A	274,107	7,428,300

		80,748,367

Road & Rail - 0.43%
ArcBest Corp.	32,700	1,066,020
Marten Transport Ltd.	454,363	8,928,233
Ryder System, Inc.	171,600	13,913,328
Werner Enterprises, Inc.	180,193	6,423,880

		30,331,461

Trading Companies & Distributors - 1.40%
Air Lease Corp.	330,657	14,367,047
Aircastle Ltd.	782,778	18,207,416
Applied Industrial Technologies, Inc.	109,206	6,950,962
DXP Enterprises, Inc.A	28,236	905,528
GATX Corp.B	125,249	7,441,043
Kaman Corp.	160,977	9,005,053
MRC Global, Inc.A	249,431	4,277,742
MSC Industrial Direct Co., Inc., Class A	150,014	12,436,161
Rush Enterprises, Inc., Class AA	457,374	23,225,452
Textainer Group Holdings Ltd.A	81,695	1,597,137

		98,413,541

Total Industrials		1,396,872,619

Information Technology - 14.85%
Communications Equipment - 1.93%
ADTRAN, Inc.	249,154	5,257,149
ARRIS International PLCA	1,684,326	48,003,291
Ciena Corp.A	689,612	14,668,047
Comtech Telecommunications Corp.	49,219	1,058,701
Digi International, Inc.A	82,188	854,755
EchoStar Corp., Class AA	133,268	7,456,345
InterDigital, Inc.	27,100	1,987,785
NETGEAR, Inc.A	413,528	19,291,081
NetScout Systems, Inc.A	401,603	11,405,525
Oclaro, Inc.A B	433,400	3,584,218
Plantronics, Inc.	496,952	22,541,743

		136,108,640

Electronic Equipment, Instruments & Components - 6.10%
Anixter International, Inc.A	195,810	13,452,147
Avnet, Inc.	382,347	15,217,411
AVX Corp.	506,673	9,545,719
Belden, Inc.	128,758	10,289,052
Benchmark Electronics, Inc.A	172,866	5,350,203
Celestica, Inc.A	486,285	4,887,164
FabrinetA	223,200	8,298,576
FARO Technologies, Inc.A	459,899	23,822,768

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Information Technology - 14.85% (continued)
Electronic Equipment, Instruments & Components - 6.10% (continued)
II-VI, Inc.A	1,147,531	$51,868,401
Insight Enterprises, Inc.A	312,134	14,061,637
Itron, Inc.A	146,688	11,463,667
Jabil, Inc.	460,300	13,017,284
Methode Electronics, Inc.	312,323	14,647,949
MTS Systems Corp.	376,705	19,607,495
PC Connection, Inc.	31,560	852,120
Plexus Corp.A	679,945	41,769,021
Sanmina Corp.A	917,026	30,009,676
ScanSource, Inc.A	303,837	13,049,799
SYNNEX Corp.	128,000	17,264,640
Tech Data Corp.A	325,214	30,170,103
TTM Technologies, Inc.A	326,100	5,145,858
VeriFone Systems, Inc.A	234,346	4,471,322
Vishay Intertechnology, Inc.B	3,187,066	70,912,218

		429,174,230

Internet Software & Services - 0.45%
Actua Corp.A	77,720	1,200,774
LivePerson, Inc.A	368,717	5,180,474
NIC, Inc.	462,893	7,869,181
Shutterstock, Inc.A B	166,244	6,481,854
Web.com Group, Inc.A	442,445	10,662,924

		31,395,207

IT Services - 2.00%
Acxiom Corp.A	664,195	16,711,146
CACI International, Inc., Class AA	50,989	7,329,669
Convergys Corp.	418,698	10,773,100
CSG Systems International, Inc.	431,767	18,281,015
CSRA, Inc.	523,300	16,740,367
DST Systems, Inc.	285,670	16,745,975
EVERTEC, Inc.	232,700	3,490,500
ManTech International Corp., Class A	171,466	7,957,737
Science Applications International Corp.	86,364	6,333,936
Sykes Enterprises, Inc.A	93,733	2,712,633
Teradata Corp.A	479,109	16,026,196
Travelport Worldwide Ltd.	973,325	15,271,469
Unisys Corp.A B	318,398	2,785,982

		141,159,725

Semiconductors & Semiconductor Equipment - 3.51%
Advanced Energy Industries, Inc.A	118,600	10,047,792
Amkor Technology, Inc.A	1,038,757	12,018,418
Brooks Automation, Inc.	1,693,033	58,223,405
ChipMOS TECHNOLOGIES, Inc., ADRB	115,144	2,302,880
Cirrus Logic, Inc.A	528,618	29,602,608
Cree, Inc.A	273,800	9,774,660
Diodes, Inc.A	1,474,523	50,635,120
First Solar, Inc.A	402,166	22,046,740
IXYS Corp.A	222,410	5,493,527
Kulicke & Soffa Industries, Inc.A	253,595	5,743,927
Photronics, Inc.A	2,691,219	26,104,824
Veeco Instruments, Inc.A	172,174	3,107,741
Xcerra Corp.A	1,194,440	11,765,234

		246,866,876

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Information Technology - 14.85% (continued)
Software - 0.53%
CommVault Systems, Inc.A	91,057	$4,739,517
MicroStrategy, Inc., Class AA	71,644	9,475,635
Verint Systems, Inc.A	526,309	22,210,240
Zix Corp.A	160,015	776,073

		37,201,465

Technology Hardware, Storage & Peripherals - 0.33%
3D Systems Corp.A B	94,990	1,175,976
Cray, Inc.A	440,777	9,102,045
NCR Corp.A	388,385	12,463,275
Stratasys Ltd.A	39,846	897,332

		23,638,628

Total Information Technology		1,045,544,771

Materials - 6.33%
Chemicals - 2.39%
A Schulman, Inc.	199,898	7,855,991
Cabot Corp.	447,276	27,265,945
Flotek Industries, Inc.A B	930,942	4,580,235
HB Fuller Co.	118,173	6,720,499
Innophos Holdings, Inc.	47,155	2,307,294
Innospec, Inc.	70,619	4,367,785
Koppers Holdings, Inc.A	58,300	2,830,465
Kraton Corp.A	169,357	8,303,574
Kronos Worldwide, Inc.	312,998	8,234,977
LSB Industries, Inc.A B	123,064	929,133
Minerals Technologies, Inc.	94,330	6,782,327
PolyOne Corp.	721,880	33,257,012
Scotts Miracle-Gro Co.	246,052	24,511,700
Stepan Co.	253,306	20,229,017
Trinseo S.A.	141,200	10,025,200

		168,201,154

Containers & Packaging - 0.43%
Greif, Inc., Class A	100,821	5,598,590
Owens-Illinois, Inc.A	1,045,490	24,976,756

		30,575,346

Metals & Mining - 2.71%
Allegheny Technologies, Inc.A B	1,938,700	48,816,466
Carpenter Technology Corp.	405,809	20,205,230
Coeur Mining, Inc.A	525,642	3,989,623
Commercial Metals Co.	595,174	11,593,990
Ferroglobe PLC	2,562,970	40,981,890
Ferroglobe Representation & Warranty InsuranceC	2,123,070	-
Haynes International, Inc.	25,949	925,860
Hecla Mining Co.	2,586,986	12,210,574
Materion Corp.	240,300	12,339,405
Pan American Silver Corp.	355,222	5,800,775
Real Industry, Inc.A B	722,432	1,264,256
Reliance Steel & Aluminum Co.	233,615	17,950,977
Schnitzer Steel Industries, Inc., Class A	197,179	5,806,922
Worthington Industries, Inc.	201,200	9,154,600

		191,040,568

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Materials - 6.33% (continued)
Paper & Forest Products - 0.80%
Boise Cascade Co.A	46,415	$1,645,412
Domtar Corp.	389,847	18,447,560
Louisiana-Pacific Corp.A	994,179	27,021,785
Mercer International, Inc.	232,462	3,417,191
PH Glatfelter Co.	73,753	1,545,863
Schweitzer-Mauduit International, Inc.	91,264	3,854,079

		55,931,890

Total Materials		445,748,958

Real Estate - 4.19%
Equity Real Estate Investment Trusts (REITs) - 4.08%
Agree Realty Corp.	168,390	7,963,163
Ashford Hospitality Trust, Inc.	789,190	5,548,006
Brandywine Realty Trust	751,419	13,142,318
Education Realty Trust, Inc.	242,816	8,474,278
GEO Group, Inc.	1,021,986	26,520,537
Granite Real Estate Investment Trust	593,260	22,988,825
Hospitality Properties Trust	108,731	3,107,532
LaSalle Hotel Properties	388,108	10,948,527
Lexington Realty Trust	1,521,350	15,396,062
Mack-Cali Realty Corp.	374,361	8,524,200
Medical Properties Trust, Inc.	540,332	7,148,592
New York REIT, Inc.	505,100	3,813,505
Outfront Media, Inc.	393,714	9,232,593
Pebblebrook Hotel TrustB	451,017	16,083,266
Preferred Apartment Communities, Inc., Class A	523,930	10,400,011
QTS Realty Trust, Inc., Class A	281,402	16,279,106
Ramco-Gershenson Properties Trust	422,455	5,335,607
RLJ Lodging Trust	284,472	6,161,664
Ryman Hospitality Properties, Inc.	125,994	8,331,983
Select Income REIT	447,912	10,821,554
Seritage Growth PropertiesB	680,000	27,968,400
STAG Industrial, Inc.	464,292	12,675,172
STORE Capital Corp.	370,247	9,141,398
Tanger Factory Outlet Centers, Inc.B	406,467	9,247,124
Washington Prime Group, Inc.	1,527,329	11,958,986

		287,212,409

Real Estate Management & Development - 0.11%
Jones Lang LaSalle, Inc.	35,400	4,583,946
Marcus & Millichap, Inc.A	106,800	3,035,256
Tejon Ranch Co.A	26,132	492,588

		8,111,790

Total Real Estate		295,324,199

Telecommunication Services - 0.17%
Diversified Telecommunication Services - 0.05%
Iridium Communications, Inc.A B	312,268	3,747,216

Wireless Telecommunication Services - 0.12%
Telephone & Data Systems, Inc.	287,400	8,377,710

Total Telecommunication Services		12,124,926

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 96.65% (continued)
Utilities - 2.65%
Electric Utilities - 1.15%
ALLETE, Inc.	146,083	$11,445,603
Hawaiian Electric Industries, Inc.	376,888	13,741,337
IDACORP, Inc.	72,805	6,700,244
Portland General Electric Co.	1,020,369	48,712,416

		80,599,600

Gas Utilities - 0.76%
Chesapeake Utilities Corp.	175,832	14,163,268
National Fuel Gas Co.	219,600	12,747,780
Southwest Gas Holdings, Inc.	100,893	8,312,574
WGL Holdings, Inc.	213,087	18,261,556

		53,485,178

Independent Power & Renewable Electricity Producers - 0.15%
NRG Yield, Inc., Class A	110,840	2,033,914
NRG Yield, Inc., Class C	467,360	8,692,896

		10,726,810

Multi-Utilities - 0.46%
Black Hills Corp.	173,465	11,320,326
NorthWestern Corp.	139,950	8,296,236
Vectren Corp.	186,034	12,676,356

		32,292,918

Water Utilities - 0.13%
American States Water Co.	172,348	9,263,705

Total Utilities		186,368,211

Total Common Stocks (Cost $5,380,288,229)		6,804,610,658

EXCHANGE-TRADED INSTRUMENTS - 0.31% (Cost $21,337,897)
Exchange-Traded Funds - 0.31%
iShares Russell 2000 Value ETF	172,800	21,458,304

SHORT-TERM INVESTMENTS - 2.98% (Cost $209,651,676)
Investment Companies - 2.98%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%D E	209,651,676	209,651,676

SECURITIES LENDING COLLATERAL - 3.35% (Cost $236,088,074)
Investment Companies - 3.35%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%D E	236,088,074	236,088,074

TOTAL INVESTMENTS - 103.29% (Cost $5,847,365,876)		7,271,808,712
LIABILITIES, NET OF OTHER ASSETS - (3.29%)		(231,440,017)

TOTAL NET ASSETS - 100.00%		$7,040,368,695

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2017.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of this security amounted to $0 or 0.00% of net assets. Value was determined using significant unobservable inputs.

D 7-day yield.

E The Fund is affiliated by having the same investment advisor.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2017

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	2,661	December 2017	$193,372,895	$199,934,235	$6,561,340

			$193,372,895	$199,934,235	$6,561,340

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$6,804,610,658	$-	$0	(1)	$6,804,610,658
Exchange-Traded Instruments	21,458,304	-	-		21,458,304
Short-Term Investments	209,651,676	-	-		209,651,676
Securities Lending Collateral	236,088,074	-	-		236,088,074

Total Investments in Securities - Assets	$7,271,808,712	$-	$-		$7,271,808,712

Financial Derivative Instruments - Assets
Futures Contracts	$6,561,340	$-	$-		$6,561,340

Total Financial Derivative Instruments - Assets	$6,561,340	$-	$-		$6,561,340

(1) Investment held in the Fund’s Portfolio with $0 fair value.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 10/31/2017		Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$ -	$ -	$ -	$-	$-	$-	$-	$-	$0	(1)	$-

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.
(1)	Investment held in the Fund’s Portfolio with $0 fair value.

The common stock, classified as Level 3, is beneficial interest units in a representation and warranty insurance trust. The shares have been fair valued at $0 due to limited market transparency.

See accompanying notes

23

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated securities, at fair value†	$6,826,068,962
Investments in affiliated securities, at fair value‡	445,739,750
Deposit with brokers for futures contracts	7,317,750
Dividends and interest receivable	2,057,247
Receivable for investments sold	40,101,326
Receivable for fund shares sold	5,291,060
Receivable for variation margin on open futures contracts (Note 5)	1,157,090
Prepaid expenses	116,904

Total assets	7,327,850,089

Liabilities:
Payable for investments purchased	36,285,097
Payable for fund shares redeemed	7,546,813
Cash due to custodian	1,899,590
Payable upon return of securities loaned§ (Note 9)	236,088,074
Management and sub-advisory fees payable (Note 2)	4,491,787
Service fees payable (Note 2)	224,969
Transfer agent fees payable (Note 2)	177,403
Custody and fund accounting fees payable	389,565
Professional fees payable	98,104
Trustee fees payable (Note 2)	30,960
Payable for prospectus and shareholder reports	146,699
Other liabilities	102,333

Total liabilities	287,481,394

Net assets	$7,040,368,695

Analysis of net assets:
Paid-in-capital	$5,051,931,353
Undistributed net investment income	17,711,165
Accumulated net realized gain	539,722,440
Unrealized appreciation of investments in unaffiliated securitiesA	1,424,442,836
Unrealized (depreciation) of foreign currency translations	(439)
Unrealized appreciation of futures contracts	6,561,340

Net assets	$7,040,368,695

See accompanying notes

24

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2017

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	187,295,566

Y Class	13,023,160

Investor Class	23,200,595

Advisor Class	3,514,848

A Class	2,268,139

C Class	568,403

R6 ClassB	10,023,994

Net assets:
Institutional Class	$5,527,380,111

Y Class	$379,409,116

Investor Class	$660,241,571

Advisor Class	$98,718,359

A Class	$63,481,305

C Class	$15,335,554

R6 ClassB	$295,802,679

Net asset value, offering and redemption price per share:
Institutional Class	$29.51

Y Class	$29.13

Investor Class	$28.46

Advisor Class	$28.09

A Class	$27.99

A Class (offering price)	$29.70

C Class	$26.98

R6 ClassB	$29.51

† Cost of investments in unaffiliated securities	$5,401,626,126
‡ Cost of investments in affiliated securities	$445,739,750
§ Fair value of securities on loan	$232,456,946
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations February 28, 2017 (Note 1).

See accompanying notes

25

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2017

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$89,825,272
Dividend income from affiliated securities	1,593,255
Income derived from securities lending (Note 9)	3,621,551

Total investment income	95,040,078

Expenses:
Management and sub-advisory fees (Note 2)	51,374,313
Transfer agent fees:
Institutional Class (Note 2)	1,648,276
Y Class (Note 2)	227,827
Investor Class	38,204
Advisor Class	9,313
A Class	8,486
C Class	3,240
R6 ClassA	2,475
Custody and fund accounting fees	759,407
Professional fees	253,449
Registration fees and expenses	166,991
Service fees (Note 2):
Y Class	153,673
Investor Class	2,186,145
Advisor Class	266,025
A Class	96,981
C Class	23,047
Distribution fees (Note 2):
Advisor Class	266,025
A Class	161,635
C Class	153,644
Prospectus and shareholder report expenses	428,846
Trustee fees (Note 2)	419,694
Other expenses	485,727

Total expenses	59,133,423

Net investment income	35,906,655

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	546,378,866
Commission recapture (Note 1)	44,676
Foreign currency transactions	(11,558)
Futures contracts	32,908,282
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	795,114,798
Foreign currency transactions	(368)
Futures contracts	12,653,193

Net gain from investments	1,387,087,889

Net increase in net assets resulting from operations	$1,422,994,544

† Foreign taxes	$334,578
A Class commenced operations February 28, 2017 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$35,906,655	$53,881,192
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	579,320,266	132,744,476
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, and futures contracts	807,767,623	95,192,574

Net increase in net assets resulting from operations	1,422,994,544	281,818,242

Distributions to shareholders:
Net investment income:
Institutional Class	(44,712,589)	(35,441,317)
Y Class	(2,820,317)	(1,930,427)
Investor Class	(3,777,116)	(3,345,737)
Advisor Class	(514,722)	(382,344)
A Class	(310,111)	(300,302)
Net realized gain from investments:
Institutional Class	(122,225,000)	(202,232,279)
Y Class	(8,295,210)	(11,745,307)
Investor Class	(15,742,672)	(34,525,476)
Advisor Class	(2,933,912)	(5,445,704)
A Class	(1,474,164)	(2,612,559)
C Class	(344,117)	(617,973)

Net distributions to shareholders	(203,149,930)	(298,579,425)

Capital share transactions:
Proceeds from sales of shares	2,041,595,238	1,494,089,157
Reinvestment of dividends and distributions	196,388,754	288,838,431
Cost of shares redeemed	(2,233,807,450)	(1,428,769,445)

Net increase in net assets from capital share transactions	4,176,542	354,158,143

Net increase in net assets	1,224,021,156	337,396,960

Net assets:
Beginning of period	5,816,347,539	5,478,950,579

End of period *	$7,040,368,695	$5,816,347,539

* Includes undistributed net investment income	$17,711,165	$43,851,960

See accompanying notes

27

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of October 31, 2017, the Trust consists of thirty-four active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining thirty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The inception date of the R6 Class was February 28, 2017.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary, such as broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC; and The Boston Company Asset Management, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2017 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$24,267,744
Sub-Advisor Fees	0.40%	27,106,569

Total	0.75%	$51,374,313

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2017, the Manager received securities lending fees of $404,609 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Effective April 1, 2017, the Fund terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Fund and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Fund agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,620,617

As of October 31, 2017, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$105,950

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $148,591 for the year ended October 31, 2017.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2017, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Small Cap Value	$244,293	$204,327	$448,620

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2017, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can recoup from the Fund for any contractual or voluntary fee reductions or expense reimbursements if recoupment by the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2017 there were no waived fees, expenses reimbursed, or recouped expenses.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2017, Foreside collected $8,648 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2017, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2017, CDSC fees of $1,611 were collected for Class C Shares of the Fund.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains (losses) are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2017, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2017
Small Cap Value	3,353

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$6,561,340	$6,561,340

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2017:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures Contracts	$-	$-	$-	$-	$32,908,282	$32,908,282

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$12,653,193	$12,653,193

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-adviser manages its allocated portion of the Fund independently from another sub-adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-adviser directs the trading for its own portion of the Fund and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, because the Manager pays different fees to the sub-adviser and due to other factors that could impact the Manager’s revenues and profits

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and

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American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2017.

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$6,561,340	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,561,340	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(6,561,340)	$-

		Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$236,088,074	$-	$-	$-	$236,088,074

Total Borrowings	$236,088,074	$-	$-	$-	$236,088,074

Gross amount of recognized liabilities for securities lending transactions					$236,088,074

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

The tax character of distributions paid were as follows:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income*
Institutional Class	$47,650,547	$35,450,206
Y Class	3,019,712	1,930,943
Investors Class	4,155,527	3,347,255
Advisor ClassA	585,244	382,583
A Class	345,546	300,417
C Class	8,272	27
Long-term capital gains
Institutional Class	119,287,042	202,223,390
Y Class	8,095,815	11,744,791
Investors Class	15,364,261	34,523,958
Advisor ClassA	2,863,390	5,445,465
A Class	1,438,729	2,612,444
C Class	335,845	617,946

Total distributions paid	$203,149,930	$298,579,425

*For tax purposes, short-term gains are considered ordinary income distributions.

AIncludes Retirement Class distributions due to merger with the Advisor Class on January 15, 2016.

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$5,901,204,988	$1,607,714,740	$(237,111,455)	$1,370,603,285

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Distributable Earnings
Small Cap Value	$1,370,603,285	$126,865,636	$490,968,421	$–	$–	$1,988,437,342

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency reclasses, gains (losses) from sales of investments in passive foreign investment companies, and reclassifications of income from real estate investment securities and publicly traded partnerships as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$-	$(9,912,595)	$9,912,595	-

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the period ended October 31, 2017, the Fund did not have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$3,151,038,386	$3,229,762,859

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2017 were as follows:

Fund	Type of Transaction	October 31, 2016 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
Small Cap Value	Direct	$176,509,560	$2,204,715,832	$2,171,573,716	$209,651,676	$1,593,255
Small Cap Value	Securities Lending	182,435,584	1,239,512,135	1,185,859,645	236,088,074	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$232,456,946	$236,088,074	$-	$236,088,074

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2017		2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	49,422,685	$1,376,685,742	50,066,083	$1,141,562,636
Reinvestment of dividends	5,798,690	161,493,508	10,230,460	229,980,745
Shares redeemed	(61,608,781)	(1,720,366,623)	(41,325,796)	(964,710,175)

Net increase (decrease) in shares outstanding	(6,387,406)	$(182,187,373)	18,970,747	$406,833,206

	Y Class
	Year Ended October 31,
	2017		2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,596,098	$152,304,889	6,190,151	$138,267,948
Reinvestment of dividends	377,530	10,385,850	561,615	12,479,092
Shares redeemed	(5,257,927)	(143,345,782)	(4,742,116)	(108,967,301)

Net increase in shares outstanding	715,701	$19,344,957	2,009,650	$41,779,739

	Investor Class
	Year Ended October 31,
	2017		2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,842,502	$156,520,663	5,975,063	$132,337,020
Reinvestment of dividends	705,910	19,003,095	1,707,590	37,152,459
Shares redeemed	(9,608,715)	(256,230,663)	(11,718,144)	(259,411,145)

Net (decrease) in shares outstanding	(3,060,303)	$(80,706,905)	(4,035,491)	$(89,921,666)

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2017

	Advisor Class
	Year Ended October 31,
	2017		2016A
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,009,536	$26,701,726	2,143,395	$45,656,821
Reinvestment of dividends	129,599	3,448,634	271,451	5,828,048
Shares redeemed	(2,369,756)	(62,775,350)	(2,430,956)	(52,219,934)

Net (decrease) in shares outstanding	(1,230,621)	$(32,624,990)	(16,110)	$(735,065)

	A Class
	Year Ended October 31,
	2017		2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,059,496	$27,970,034	1,532,151	$32,767,569
Reinvestment of dividends	66,206	1,754,460	133,614	2,863,338
Shares redeemed	(1,591,955)	(41,214,901)	(1,259,802)	(27,791,679)

Net increase (decrease) in shares outstanding	(466,253)	$(11,490,407)	405,963	$7,839,228

	C Class
	Year Ended October 31,
	2017		2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	226,407	$5,808,095	160,094	$3,424,578
Reinvestment of dividends	11,793	303,207	25,623	534,749
Shares redeemed	(203,109)	(5,189,248)	(165,427)	(3,556,022)

Net increase in shares outstanding	35,091	$922,054	20,290	$403,305

	AMR Class
	Year Ended October 31,
	2017		2016B
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	2,918	$72,585
Shares redeemed	-	-	(508,200)	(12,113,189)

Net (decrease) in shares outstanding	-	$-	(505,582)	$(12,040,604)

	R6 Class
	February 28, 2017C to October 31, 2017
Small Cap Value Fund	Shares	Amount
Shares sold	10,184,651	$295,604,089
Shares redeemed	(160,657)	(4,684,883)

Net increase in shares outstanding	10,023,994	$290,919,206

A Includes Retirement Class transactions prior to the merger with the Advisor Class on January 15, 2016.

B The AMR Class closed on December 11, 2015.

C Commencement of operations.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

43

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2017	2016A	2015	2014B	2013

Net asset value, beginning of period	$24.36	$24.69	$27.80	$28.04	$21.04

Income from investment operations:
Net investment income	0.17	0.23	0.24	0.17	0.25
Net gains on investments (both realized and unrealized)	5.83	0.79	0.02	2.18	7.60

Total income from investment operations	6.00	1.02	0.26	2.35	7.85

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.27)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.85)	(1.35)	(3.37)	(2.59)	(0.85)

Net asset value, end of period	$29.51	$24.36	$24.69	$27.80	$28.04

Total returnC	24.80%	4.58%	0.87%	8.78%	38.59%

Ratios and supplemental data:
Net assets, end of period	$5,527,380,111	$4,717,291,753	$4,313,522,956	$4,002,884,144	$3,430,107,382
Ratios to average net assets:
Expenses, before reimbursements	0.82%	0.83%	0.81%	0.80%	0.82%
Expenses, net of reimbursements	0.82%	0.83%	0.81%	0.80%	0.82%
Net investment income, before expense reimbursements	0.58%	1.01%	0.99%	0.67%	1.01%
Net investment income, net of reimbursements	0.58%	1.01%	0.99%	0.67%	1.01%
Portfolio turnover rate	48%	53%	47%	73%	48%

	Y Class
	Year Ended October 31,
	2017	2016A	2015	2014B	2013

Net asset value, beginning of period	$24.06	$24.41	$27.52	$27.81	$20.89

Income from investment operations:
Net investment income	0.12	0.23	0.23	0.18	0.22
Net gains on investments (both realized and unrealized)	5.78	0.76	0.01	2.12	7.55

Total income from investment operations	5.90	0.99	0.24	2.30	7.77

Less distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.17)	(0.14)	(0.27)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.83)	(1.34)	(3.35)	(2.59)	(0.85)

Net asset value, end of period	$29.13	$24.06	$24.41	$27.52	$27.81

Total returnC	24.70%	4.49%	0.79%	8.67%	38.45%

Ratios and supplemental data:
Net assets, end of period	$379,409,116	$296,082,333	$251,360,287	$190,416,114	$122,849,739
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.90%	0.90%	0.89%	0.91%
Expenses, net of reimbursements	0.90%	0.90%	0.90%	0.89%	0.91%
Net investment income, before expense reimbursements	0.50%	0.94%	0.90%	0.58%	0.74%
Net investment income, net of reimbursements	0.50%	0.94%	0.90%	0.58%	0.74%
Portfolio turnover rate	48%	53%	47%	73%	48%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.
B	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

44

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2017	2016B	2015	2014C	2013

Net asset value, beginning of period	$23.52	$23.86	$26.96	$27.27	$20.47

Income from investment operations:
Net investment income	0.11	0.19	0.18	0.10	0.18
Net gains (losses) on investments (both realized and unrealized)	5.60	0.73	(0.02)	2.09	7.38

Total income from investment operations	5.71	0.92	0.16	2.19	7.56

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.08)	(0.05)	(0.18)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.77)	(1.26)	(3.26)	(2.50)	(0.76)

Net asset value, end of period	$28.46	$23.52	$23.86	$26.96	$27.27

Total returnD	24.43%	4.27%	0.50%	8.40%	38.11%

Ratios and supplemental data:
Net assets, end of period	$660,241,571	$617,552,712	$723,044,801	$851,731,763	$934,041,370
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.14%	1.15%	1.16%	1.18%
Expenses, net of reimbursements	1.12%	1.14%	1.15%	1.16%	1.18%
Net investment income, before expense reimbursements	0.27%	0.70%	0.67%	0.33%	0.73%
Net investment income, net of reimbursements	0.27%	0.70%	0.67%	0.33%	0.73%
Portfolio turnover rate	48%	53%	47%	73%	48%

	Advisor ClassA
	Year Ended October 31,
	2017	2016B	2015	2014C	2013

Net asset value, beginning of period	$23.22	$23.60	$26.69	$27.06	$20.35

Income from investment operations:
Net investment income	0.03	0.12	0.13	0.06	0.14
Net gains on investments (both realized and unrealized)	5.57	0.73	0.01	2.07	7.34

Total income from investment operations	5.60	0.85	0.14	2.13	7.48

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.05)	(0.05)	(0.19)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.73)	(1.23)	(3.23)	(2.50)	(0.77)

Net asset value, end of period	$28.09	$23.22	$23.60	$26.69	$27.06

Total returnD	24.26%	4.01%	0.41%	8.22%	37.93%

Ratios and supplemental data:
Net assets, end of period	$98,718,359	$110,205,158	$98,224,328	$102,681,998	$88,032,906
Ratios to average net assets:
Expenses, before reimbursements	1.30%	1.31%	1.31%	1.29%	1.31%
Expenses, net of reimbursements	1.30%	1.31%	1.31%	1.29%	1.31%
Net investment income, before expense reimbursements	0.11%	0.53%	0.51%	0.18%	0.46%
Net investment income, net of reimbursements	0.11%	0.53%	0.51%	0.18%	0.46%
Portfolio turnover rate	48%	53%	47%	73%	48%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.
C	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

45

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2017	2016A	2015	2014B	2013

Net asset value, beginning of period	$23.14	$23.54	$26.63	$27.03	$20.35

Income from investment operations:
Net investment income	0.07	0.15	0.13	0.11	0.16
Net gains on investments (both realized and unrealized)	5.53	0.73	0.02	2.03	7.30

Total income from investment operations	5.60	0.88	0.15	2.14	7.46

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.06)	(0.09)	(0.20)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.75)	(1.28)	(3.24)	(2.54)	(0.78)

Net asset value, end of period	$27.99	$23.14	$23.54	$26.63	$27.03

Total returnC	24.36%	4.17%	0.45%	8.30%	37.83%

Ratios and supplemental data:
Net assets, end of period	$63,481,305	$63,277,387	$54,815,183	$29,569,753	$13,417,645
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.21%	1.21%	1.27%	1.35%
Expenses, net of reimbursements	1.20%	1.21%	1.22%	1.27%	1.32%
Net investment income, before expense reimbursements	0.20%	0.64%	0.56%	0.19%	0.30%
Net investment income, net of reimbursements	0.20%	0.64%	0.54%	0.20%	0.34%
Portfolio turnover rate	48%	53%	47%	73%	48%

	C Class
	Year Ended October 31,
	2017	2016A	2015	2014B	2013

Net asset value, beginning of period	$22.39	$22.84	$26.05	$26.60	$20.07

Income from investment operations:
Net investment income (loss)	(0.14)	(0.02)	0.03	(0.07)	0.03
Net gains (losses) on investments (both realized and unrealized)	5.35	0.72	(0.06)	1.97	7.17

Total income (loss) from investment operations	5.21	0.70	(0.03)	1.90	7.20

Less distributions:
Dividends from net investment income	-	-	-	-	(0.09)
Distributions from net realized gains	(0.62)	(1.15)	(3.18)	(2.45)	(0.58)

Total distributions	(0.62)	(1.15)	(3.18)	(2.45)	(0.67)

Net asset value, end of period	$26.98	$22.39	$22.84	$26.05	$26.60

Total returnC	23.39%	3.42%	(0.31)%	7.46%	36.88%

Ratios and supplemental data:
Net assets, end of period	$15,335,554	$11,938,196	$11,718,580	$9,676,368	$6,396,419
Ratios to average net assets:
Expenses, before reimbursements	1.96%	1.96%	1.97%	2.03%	2.09%
Expenses, net of reimbursements	1.96%	1.96%	1.98%	2.03%	2.07%
Net investment (loss), before expense reimbursements	(0.58)%	(0.12)%	(0.17)%	(0.56)%	(0.41)%
Net investment (loss), net of reimbursements	(0.58)%	(0.12)%	(0.17)%	(0.56)%	(0.39)%
Portfolio turnover rate	48%	53%	47%	73%	48%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Asset Management.
B	On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$28.03

Income from investment operations:
Net investment income	-	E
Net gains on investments (both realized and unrealized)	1.48

Total income from investment operations	1.48

Net asset value, end of period	$29.51

Total returnB	5.28	%C

Ratios and supplemental data:
Net assets, end of period	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.80	%D
Expenses, net of reimbursements	0.80	%D
Net investment income, before expense reimbursements	(0.04	)%D
Net investment income, net of reimbursements	(0.04	)%D
Portfolio turnover rate	48	%F

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Amount represents less than $0.01 per share.
F	Portfolio turnover is for the period from February 28, 2017 through October 31, 2017 and is annualized.

See accompanying notes

47

American Beacon Small Cap Value FundSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	71.51%

Qualified Dividend Income:

Small Cap Value	100.00%

Long-Term Capital Gain Distributions:

Small Cap Value	$147,385,082

Short-Term Capital Gain Distributions:

Small Cap Value	$3,642,642

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Small Cap Value Fund (“Fund”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Foundry Partners, LLC (“Foundry”), Hillcrest Asset Management, LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and The Boston Company Asset Management, LLC (“TBCAM”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Investment Advisory Agreements are referred to herein as the “Investment Advisory Agreements”. The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•	comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•	comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and The Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universe selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and, with respect to certain subadvisors, an additional market. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rate paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, with respect to each subadvisor, except for Foundry, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to Foundry, the subadvisor represented that, for fee comparison purposes, it does not manage any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that a subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

51

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, except for Foundry, the Manager has negotiated breakpoints in the subadvisory fee rates for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor, except for Foundry and Hillcrest, benefits from soft dollar arrangements for third-party and proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appears to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made versus the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. Information regarding the performance of individual subadvisors is calculated by the Manager using information provided by the Fund’s custodian. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. The Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. The Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

52

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Foundry, Hillcrest, Hotchkis and TBCAM, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Barrow (Fundamental Strategy)	5 Years	1st Quintile
Barrow (Diversified Strategy)	1 Year	4th Quintile
Brandywine	5 Years	1st Quintile
Foundry	5 Years	1st Quintile
Hillcrest	1 Year	3rd Quintile
Hotchkis	5 Years	1st Quintile
TBCAM	5 Years	2nd Quintile

The Trustees also considered: (1) the Manager’s representation that the one-year period was not long enough to fully evaluate the performance of the Barrow Diversified Strategy and Hillcrest; (2) information provided by each subadvisor, other than Foundry, regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; (3) Foundry’s representation that, for fee comparison purposes, it manages no other accounts in the same strategy as the subadvisor’s allocation of the Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Approval of Amendment to Investment Advisory Agreements with Hotchkis and Foundry

At its August 22-23, 2017 meetings, the Board considered the approval of: (1) an amendment (the “Foundry Amendment”) to the existing investment advisory agreement among the Manager, Foundry and the Trust, on behalf of the Fund (the “Foundry Agreement”); and (2) an amendment (the “Hotchkis Amendment”) to the existing investment advisory agreement among the Manager, Hotchkis and the Trust, on behalf of the Fund (the “Hotchkis Agreement”). The Foundry Amendment and Hotchkis Amendment are collectively referred to herein as the “Amendments.”

Prior to the meeting, the Board reviewed information provided by Hotchkis in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Hotchkis Amendment. Also in attendance at that meeting were representatives of the Manager. In determining whether to approve the Amendments, the Board considered information that had been provided to the Board by Hotchkis and Foundry at the Board’s May 16, 2017 and June 6-7, 2017 meetings in connection with the review of the Foundry Agreement and the Hotchkis Agreement.

Provided below is an overview of the primary factors the Board considered at its August 22-23, 2017 meetings at which the Board considered the approval of the Amendments. In determining whether to approve the Amendments, the Board determined that it did not need to consider certain factors that it typically considers during its review of investment advisory agreements because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by Foundry and Hotchkis at the Board’s May 16, 2017 and June 6-7, 2017 meetings. Additionally, the Board considered that the Foundry Amendment would result in

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the addition of a breakpoint to the fee schedule included in the Foundry Agreement and that, at current asset levels, the addition of the breakpoint would result in a blended fee rate that is lower than the current fee rate payable to Foundry by the Fund. The Board also considered that the Hotchkis Amendment was being proposed in connection with a proposal to add a small cap diversified value strategy (the “Diversified Strategy”) to the Fund, which would be managed by Hotchkis. The Board considered that the Hotchkis Amendment would provide that the fee rate payable with respect to the assets of the Fund managed pursuant to the Diversified Strategy is lower than the fee rate payable with respect to the assets of the Fund managed pursuant to the existing fundamental small cap value strategy (“Fundamental Strategy”) employed by Hotchkis.

The Board did not identify any particular information that was most relevant to its consideration of the Amendments, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each of the Amendments were reasonable and fair and that the approval of each o the Amendments was in the best interests of the Fund.

Additional Considerations and Conclusions with Respect to the Hotchkis Amendment

Performance of Hotchkis. The Board evaluated the information provided by Hotchkis regarding a composite of accounts managed pursuant to the Diversified Strategy (the “Hotchkis Composite”) relative to the performance of the Russell 2000 Value Index and Russell 2000 Index. The Board considered Hotchkis’ representation that, for the periods ended June 30, 2017, the Hotchkis Composite outperformed the Russell 2000 Value Index and Russell 2000 Index for the 1-, 3- and 5-year and since-inception periods.

Comparisons of the amounts to be paid under the Hotchkis Amendment with those under contracts between Hotchkis and its other clients. In evaluating the Hotchkis Amendment, the Board reviewed the proposed advisory fee rate for services to be performed by Hotchkis on behalf of the Fund with respect to assets managed pursuant to the Diversified Strategy. The Board considered that Hotchkis’ investment advisory fee rate under the Hotchkis Amendment would be paid to Hotchkis by the Fund. The Board considered Hotchkis’ representation that the advisory fee rate proposed for the assets of the Fund managed pursuant to the Diversified Strategy is below the Diversified Strategy’s standard advisory fee schedule and the fee rate paid by another mutual fund managed by Hotchkis pursuant to the Diversified Strategy. The Board also considered Hotchkis’ representation that, due to differences in investment processes, the advisory fee rate proposed for the assets of the Fund managed pursuant to the Diversified Strategy is lower than the current advisory fee rate for assets of the Fund managed pursuant to the Fundamental Strategy. After evaluating this information, the Board concluded that Hotchkis’ advisory fee rate under the Hotchkis Amendment was reasonable in light of the services to be provided to the Fund.

Costs of the services provided and profits realized by Hotchkis and its affiliates from its relationship with the Fund. The Board did not consider the costs of the services currently provided and to be provided, and profits realized or to be realized by Hotchkis from its relationship with the Fund, noting instead, among other matters, the arm’s-length nature of the relationship between the Manager and Hotchkis with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Hotchkis’ representation that Hotchkis believes that the proposed advisory fee schedule for the assets of the Fund to be managed pursuant to the Diversified Strategy, which includes breakpoints, reflects economies of scale.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or Hotchkis, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Amendment is in the best interests of the Fund and approved the Hotchkis Amendment.

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017—Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015 – Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos(48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

59

American Beacon FundsSM

Privacy Policy

October 31, 2016 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/17

American Beacon®
FUNDS

# 2017 ANNUAL REPORT

## October 31, 2017

BALANCED FUND

MID-CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond and Domestic Equity Market Overviews

October 31, 2017 (Unaudited)

Domestic Bond Market Overview

After hiking the federal funds rate at each quarterly meeting from December 2016 through June 2017, the Federal Reserve (the “Fed”) suspended further rate hikes during the September Federal Open Market Committee (“FOMC”) meeting and maintained the target federal funds rate in a range of 1.00% to 1.25%. However, this meeting did usher in a new phase of monetary policy. The quantitative easing policies, which began in 2008, were replaced with balance sheet reduction, which started in October. This phase began slowly, but will increase in future quarters to substantial amounts. The minutes from the September FOMC meeting continued to indicate a divided Fed that is puzzled about the lack of inflation despite tight labor market conditions. While several voting members determined that another increase in the federal funds rate was warranted by year end, a few preferred to remain on hold pending further economic data. Fed Chair Janet Yellen made her case for reduced accommodation by stating that the labor market could become overheated without future rate hikes. Additionally, she indicated that persistently easy monetary policy could lead to financial instability. The initial reading of third quarter gross domestic product was 3.0%, following growth of 3.1% in the second quarter, but measures of inflation remained muted.

During the past year, the 10-year Treasury note touched a low of 1.78% shortly before the U.S. presidential election, moved to a high of 2.63% in March 2017 and has generally been range bound since. It finished October at 2.38%, representing a rise of 55 basis points (0.55%) for the period. Shorter-term rates increased significantly more than longer-term rates as the two-year note increased 76 basis points (0.76%) to 1.60% while the 30-year bond increased just 30 basis points (0.30%) to 2.88%. These moves caused the yield curve to flatten by 46 basis points (0.46%) to 128 basis points (1.28%).

Despite the rise in interest rates, the bond market delivered modestly positive performance for the 12-month period ended October 31, 2017, with a total return on the Bloomberg Barclays U.S. Aggregate Index (the “Index”) of 0.90%. Investors in spread products were generally rewarded during the period as three of the four spread sectors delivered positive excess returns. Corporates led the way with an excess return of 427 basis points (4.27%). Agencies and asset-backed securities followed with excess returns of 136 basis points (1.36%) and 61 basis points (0.61%), respectively. Agency mortgage-backed securities lagged with -10 basis points (-0.10%) of excess return.

Domestic Equity Market Overview

At the beginning of the 12-month period ended October 31, 2017, U.S. presidential election news dominated headlines. Following Donald Trump’s victory, the post-election optimism of investors and the Trump administration’s emphasis on tax cuts and infrastructure spending pushed markets higher. Over the trailing 12 months, the S&P 500 Index and the Dow Jones Industrial Average (“DJIA”) increased 23.6% and 32.1%, respectively. From January 2017 through October 2017, the S&P 500 Index and DJIA were up 16.9% and 20.6%, respectively, while market volatility remained elusive.

With the exception of the Telecommunications sector, all S&P 500 Index sectors were up for the trailing 12-month period. The Information Technology and Financials sectors remained the front runners, followed by the Basic Materials and Industrials sectors. Even with the significant decline in oil prices year-to-date in 2017, the Energy sector was able to pump out a 2.5% trailing 12-month return. The Consumer Staples sector has been hard-hit since this summer’s news about Amazon.com, Inc.’s surprise acquisition of Whole Foods.

With strength in the Information Technology and Health Care sectors, growth stocks continued to trounce value stocks in the trailing 12-month period. While large-cap securities have performed very well thus far, small-cap securities have done even better – perhaps driven by improved prospects of tax reform. The Russell 2000 Index was up 27.9% in the period under review, while the Russell 1000 Index gained 23.7% and the Russell Midcap Index rose 21.1%.

Domestic Bond and Domestic Equity Market Overviews

October 31, 2017 (Unaudited)

Fed Chair Janet Yellen has reiterated the importance of measured rate normalization following a decade of near-zero interest rates. The Fed increased short-term interest rates by 0.25% in December 2016, March 2017 and June 2017. Following the June 2017 rate hike, short-term interest rates ranged from 1.00% to 1.25%. Long-term inflation expectations initially increased sharply in the wake of the presidential election, but ultimately proved elusive. Consumer confidence consistently surprised to the upside for the last 12 months, despite mixed economic data and slower job growth. Gross domestic product (“GDP”) for first quarter was revised up to 1.4%, driven largely by consumer spending. The upward revision doubled the original 0.7% GDP reported in April, but still undershot expectations. Final second-quarter GDP growth beat expectations at 3.1%. GDP expanded at a 3% annual rate in the third quarter. From a macro perspective, the resilience of the U.S. economy was tested by major hurricanes hitting Texas, Florida and Puerto Rico. With the help of soaring stock prices and rising business and consumer confidence, the U.S. economy posted its best six-month stretch of growth in three years. At the end of the period, investors awaited President Trump’s nominee for Ms. Yellen’s successor.

The U.S. is clearly in the back half of what is being viewed as a very long economic cycle, which continues to be fueled by the acceleration of global profit growth, a pickup in domestic and global manufacturing, and early signs of better capital expenditure and higher wages. In other words, the U.S. economic recovery could very well continue for the foreseeable future. The U.S. equity market appears to be accepting of a gradual return to normalized interest rates and balance-sheet reductions. The U.S. market also appears to be holding its own even in light of headwinds that include everything from natural disasters, to domestic terrorism, to dealing with an unpredictable foreign dictator. The resilience of the U.S. equity market has been notable.

American Beacon Balanced FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned 15.52% for the twelve months ended October 31, 2017, outperforming the 60% Russell 1000® Value Index/40% Bloomberg Barclays Capital U.S. Aggregate Index return (“Balanced Composite Index”) of 10.85% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/07 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2007- 10/31/2017
Institutional Class (1,7)	AADBX	15.82%	6.13%	9.61%	5.87%	$17,685
Y Class (1,2,7)	ACBYX	16.05%	6.12%	9.55%	5.80%	$17,576
Investor Class (1,7)	AABPX	15.52%	5.79%	9.24%	5.53%	$17,126
Advisor Class (1,7)	ABLSX	15.32%	5.60%	9.07%	5.34%	$16,827
A without Sales Charge (1,3,7)	ABFAX	15.36%	5.70%	9.13%	5.44%	$16,987
A with Sales Charge (1,3,7)	ABFAX	8.69%	3.63%	7.85%	4.82%	$16,011
C without Sales Charge (1,4,7)	ABCCX	14.50%	4.92%	8.30%	4.86%	$16,078
C with Sales Charge (1,4,7)	ABCCX	13.50%	4.92%	8.30%	4.86%	$16,078

Bloomberg Barclays Capital U.S. Aggregate Index (6)		0.90%	2.40%	2.04%	4.19%	$15,069
Russell 1000® Value Index (6)		17.78%	7.99%	13.48%	5.99%	$17,893
Balanced Composite Index (5) .		10.85%	5.88%	8.91%	5.61%	$17,257

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/07 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/07. A portion of the fees charged to the Y Class of the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011.

American Beacon Balanced FundSM

Performance Overview

October 31, 2017 (Unaudited)

3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/07. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011 and 2012. A Class has a maximum sales charge of 5.75%.

4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/07. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, and partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg Barclays Capital Aggregate U.S. Index have been combined in a 60% / 40% proportion.

6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Bloomberg Barclays Capital Aggregate U.S. Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.63%, 0.73%, 0.96%, 1.13%, 1.03%, and 1.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 67% in equities (including equitized cash) and 33% in fixed-income securities, ending the period with 67% in equities (including equitized cash) and 33% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 23.88% for the period, outperforming the Russell 1000 Value Index (the “Index”) return of 17.78%. The Fund outperformed the Index as both stock selection and sector allocation contributed value relative to the Index.

Stock selection in the Information Technology, Financials, and Energy sectors contributed the majority of the outperformance during the twelve-month period. In the Information Technology sector, Micron Technology Inc. (up 157.67%) added value, followed closely by Microsoft Corp., which rose 41.56%, and IPG Photonics Corp. (up 109.17%). In the Financials sector, the Fund’s position in Bank of America Corp. (up 68.21%) and Citigroup Inc. (up 48.77%) were star selections. Within Energy, positions in BP PLC. Sponsored ADR (up 20.57%) and Royal Dutch Shell PLC, Class A, Sponsored ADR (up 33.29%) both had positive impacts on performance.

The Fund’s underweight to Consumer Staples and Real Estate (up 3.13% and 4.96%, respectively) helped the most performance through sector allocation. On the other hand, being overweight in Consumer Discretionary (up 12.82%) was the only sector that detracted from relative value.

The fixed-income portion of the Fund returned 1.3% for the twelve-month period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”) return of 0.9%. The Fund’s fixed-income excess performance relative to the Barclays Index was due to security selection. The Fund’s selections in U.S. Treasuries (up 1.0%) added relative value. Good selection in Commercial Mortgage-Backed Securities (up 1.3%) also benefited the Fund, as did an overweight to the Manufacturing sector. From a duration perspective, the portfolio was helped by an overweight allocation to the 0 to 1 year range, as well as selections in the 5 to 7 year and 10 to 30 year ranges.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

American Beacon Balanced FundSM

Performance Overview

October 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 1.307%, Due 7/31/2018		4.5
Citigroup, Inc.		2.8
Bank of America Corp.		2.4
BP PLC		1.9
JPMorgan Chase & Co.		1.8
American International Group, Inc.		1.8
Microsoft Corp.		1.6
Oracle Corp.		1.5
Wells Fargo & Co.		1.5
General Motors Co.		1.2

Total Fund Holdings	503

Sector Allocation (% Equities)
Financials		27.7
Energy		15.6
Information Technology		12.1
Health Care		11.2
Consumer Discretionary		10.6
Industrials		10.3
Materials		4.6
Consumer Staples		4.1
Telecommunication Services		2.1
Utilities		1.7

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		41.2
U.S. Agency Mortgage-Backed Obligations		15.7
Financial		13.0
Consumer, Cyclical		4.6
Communications		4.4
Consumer, Non-Cyclical		4.1
Technology		3.1
Industrial		3.0
Utilities		2.5
Commercial Mortgage-Backed Obligations		2.2
Asset-Backed Obligations		2.2
Energy		1.7
Municipal Obligations		0.9
Basic Materials		0.9
Foreign Sovereign Obligations		0.5

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

The Investor Class of the American Beacon Mid-Cap Value Fund (the “Fund”) returned 24.52% for the twelve months ended October 31, 2017, outperforming the Russell Midcap® Value Index (the “Index”) return of 17.12% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/07 through 10/31/17

Total Returns for the Period ended October 31, 2017
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2007- 10/31/2017
Institutional Class (1,3,9)	AACIX	24.71%	9.47%	15.01%	8.73%	$23,101
Y Class (1,4,9)	ACMYX	24.60%	9.41%	14.93%	8.68%	$22,984
Investor Class (1,2,9)	AMPAX	24.52%	9.24%	14.74%	8.53%	$22,673
Advisor Class (1,5,9)	AMCSX	24.10%	8.92%	14.41%	8.23%	$22,058
A without Sales Charge (1,6,9)	ABMAX	24.26%	9.08%	14.53%	8.28%	$22,151
A with Sales Charge (1,6,9)	ABMAX	17.08%	6.95%	13.18%	7.64%	$20,875
C without Sales Charge (1,7,9)	AMCCX	23.27%	8.23%	13.65%	7.70%	$20,990
C with Sales Charge (1,7,9)	AMCCX	22.27%	8.23%	13.65%	7.70%	$20,990

Russell Midcap® Value Index (8)		17.12%	8.26%	14.49%	7.90%	$21,382

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	A portion of the fees charged to the Investor Class of the Fund was waived from 2007 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.

3.	A portion of the fees charged to the Institutional Class of the Fund was waived from 2007 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

4.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/07 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the Institutional Class are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/07. A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013.

5.	A portion of the fees charged to the Advisor Class of the Fund was waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.

6.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the Investor Class are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/07. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.

7.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/07 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the Investor Class are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/07. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

9.	The Total Annual Fund Operating Expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares was 0.90%, 0.97%, 1.13%, 1.41%, 1.27%, and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index.

From a security selection perspective the Fund’s performance was attributed to holdings in the Consumer Discretionary and Industrials sectors. Companies in the Consumer Discretionary sector contributing to performance included Dana, Inc. (up 101.4%), Royal Caribbean Cruises Ltd. (up 66.4%) and Wyndham Worldwide (up 68.4%). In the Industrials sector, Terex Corp. (up 99.5%), Owens Corning (up 71.4%) and Dover Corp. (up 46.1%) were the largest contributors.

The Fund’s underweight positions in the Real Estate and Consumer Staples sectors added value relative to the Index through sector allocation. Overweight positions in Financials and Information Technology, the two best performing sectors, also contributed to the Fund’s performance.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Dover Corp.		2.2
Willis Towers Watson PLC		1.9
Murphy Oil Corp.		1.8
Lamar Advertising Co.		1.7
KeyCorp		1.7
Pinnacle West Capital Corp.		1.7
Avnet, Inc.		1.6
Microchip Technology, Inc.		1.5
FNF Group		1.5
Cardinal Health, Inc.		1.5

Total Fund Holdings	119

Sector Allocation (% Equities)
Financials		25.8
Industrials		15.5
Consumer Discretionary		13.2
Information Technology		12.7
Energy		9.2
Health Care		7.9
Utilities		5.7
Materials		4.9
Real Estate		4.4
Consumer Staples		0.7

American Beacon FundSM

Expense Examples

October 31, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2017 (Unaudited)

Balanced Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,059.80	$3.69
Hypothetical**	$1,000.00	$1,021.60	$3.62
Y Class
Actual	$1,000.00	$1,060.00	$3.53
Hypothetical**	$1,000.00	$1,021.80	$3.47
Investor Class
Actual	$1,000.00	$1,059.10	$4.62
Hypothetical**	$1,000.00	$1,020.70	$4.53
Advisor Class
Actual	$1,000.00	$1,058.10	$5.65
Hypothetical**	$1,000.00	$1,019.70	$5.55
A Class
Actual	$1,000.00	$1,058.00	$5.19
Hypothetical**	$1,000.00	$1,020.20	$5.09
C Class
Actual	$1,000.00	$1,054.10	$9.06
Hypothetical**	$1,000.00	$1,016.40	$8.89

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.59%, 0.68%, 0.89%, 1.09%, 1.00%, and 1.75% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Mid-Cap Value Fund
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017-10/31/2017*
Institutional Class
Actual	$1,000.00	$1,073.40	$4.65
Hypothetical**	$1,000.00	$1,020.70	$4.53
Y Class
Actual	$1,000.00	$1,072.70	$5.07
Hypothetical**	$1,000.00	$1,020.30	$4.94
Investor Class
Actual	$1,000.00	$1,072.80	$5.69
Hypothetical**	$1,000.00	$1,019.70	$5.55
Advisor Class
Actual	$1,000.00	$1,070.60	$7.41
Hypothetical**	$1,000.00	$1,018.00	$7.22
A Class
Actual	$1,000.00	$1,071.90	$6.68
Hypothetical**	$1,000.00	$1,018.80	$6.51
C Class
Actual	$1,000.00	$1,066.90	$10.63
Hypothetical**	$1,000.00	$1,014.90	$10.36

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.97%, 1.09%, 1.42%, 1.28%, and 2.04% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (two of the funds constituting the American Beacon Funds) (the Funds), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 29, 2017

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80%
Consumer Discretionary - 6.88%
Auto Components - 1.46%
Adient PLC	7,132	$601,655
Goodyear Tire & Rubber Co.	71,508	2,187,430
Magna International, Inc.	43,027	2,347,123

		5,136,208

Automobiles - 1.44%
General Motors Co.	101,332	4,355,249
Harley-Davidson, Inc.A	8,141	385,395
Honda Motor Co., Ltd., Sponsored ADR	11,293	351,100

		5,091,744

Hotels, Restaurants & Leisure - 0.27%
Carnival Corp.	6,442	427,684
Norwegian Cruise Line Holdings Ltd.B	9,365	522,099

		949,783

Household Durables - 0.34%
DR Horton, Inc.	26,711	1,180,893

Media - 1.46%
CBS Corp., Class B, NVDR	16,352	917,674
Comcast Corp., Class A	28,260	1,018,208
Discovery Communications, Inc., Class AA B	67,900	1,281,952
Discovery Communications, Inc., Class CB	33,399	594,836
Omnicom Group, Inc.	4,186	281,258
Regal Entertainment Group, Class A	43,500	711,225
Walt Disney Co.	3,600	352,063

		5,157,216

Multiline Retail - 0.69%
Dollar General Corp.	24,489	1,979,691
Target Corp.	7,728	456,261

		2,435,952

Specialty Retail - 1.00%
Advance Auto Parts, Inc.	12,700	1,038,098
Bed Bath & Beyond, Inc.	19,424	386,537
Lowe’s Cos, Inc.	26,126	2,088,774

		3,513,409

Textiles, Apparel & Luxury Goods - 0.22%
Hanesbrands, Inc.A	34,700	780,750

Total Consumer Discretionary		24,245,955

Consumer Staples - 2.65%
Beverages - 0.37%
Molson Coors Brewing Co., Class B	16,000	1,293,920

Food & Staples Retailing - 0.88%
CVS Health Corp.	34,304	2,350,853
Wal-Mart Stores, Inc.	8,740	763,089

		3,113,942

Food Products - 0.11%
Kellogg Co.	6,292	393,439

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80% (continued)
Consumer Staples - 2.65% (continued)
Tobacco - 1.29%
Altria Group, Inc.	24,120	$1,548,987
Imperial Brands PLC, Sponsored ADR	30,307	1,252,891
Philip Morris International, Inc.	16,533	1,730,013

		4,531,891

Total Consumer Staples		9,333,192

Energy - 10.14%
Energy Equipment & Services - 0.84%
Helmerich & Payne, Inc.A	32,900	1,786,799
National Oilwell Varco, Inc.	24,600	841,074
Oceaneering International, Inc.	17,155	346,874

		2,974,747

Oil, Gas & Consumable Fuels - 9.30%
Anadarko Petroleum Corp.	20,297	1,002,063
Andeavor	9,200	977,408
Apache Corp.	45,814	1,895,325
BP PLC, Sponsored ADR	160,633	6,532,944
Canadian Natural Resources Ltd.	102,465	3,576,029
Chevron Corp.	17,281	2,002,695
Cobalt International Energy, Inc.A B	11,869	11,513
ConocoPhillips	84,035	4,298,390
Devon Energy Corp.	50,307	1,856,328
Hess Corp.	38,732	1,710,405
Kinder Morgan, Inc.	55,200	999,672
Kosmos Energy Ltd.A B	71,569	549,650
Marathon Oil Corp.	169,131	2,405,043
Murphy Oil Corp.	45,275	1,211,106
Phillips 66	25,679	2,338,844
Royal Dutch Shell PLC, Class A, Sponsored ADR	22,235	1,401,472

		32,768,887

Total Energy		35,743,634

Financials - 17.97%
Banks - 9.49%
Bank of America Corp.	305,672	8,372,356
BNP Paribas S.A., ADR	25,500	997,509
CIT Group, Inc.	6,650	310,023
Citigroup, Inc.	132,473	9,736,765
Citizens Financial Group, Inc.	36,468	1,386,149
JPMorgan Chase & Co.	63,214	6,359,961
PNC Financial Services Group, Inc.	8,503	1,163,125
Wells Fargo & Co.	91,513	5,137,540

		33,463,428

Capital Markets - 2.31%
Bank of New York Mellon Corp.	7,415	381,502
Blackstone Group LP, MLP	67,430	2,244,745
Goldman Sachs Group, Inc.	4,397	1,066,184
KKR & Co. LP	164,084	3,289,884
Morgan Stanley	8,137	406,850
State Street Corp.	8,306	764,152

		8,153,317

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80% (continued)
Financials - 17.97% (continued)
Consumer Finance - 2.32%
Ally Financial, Inc.	25,900	$676,767
Capital One Financial Corp.	22,529	2,076,723
Discover Financial Services	19,400	1,290,682
Navient Corp.	44,030	548,614
OneMain Holdings, Inc.B	20,865	662,881
Santander Consumer USA Holdings, Inc.B	75,579	1,257,634
SLM Corp.B	72,256	765,191
Synchrony Financial	27,406	893,984

		8,172,476

Diversified Financial Services - 0.63%
Berkshire Hathaway, Inc., Class BB	11,942	2,232,437

Insurance - 2.91%
American International Group, Inc.	97,921	6,326,676
Brighthouse Financial, Inc.B	10,711	666,010
Travelers Companies, Inc.	9,157	1,212,845
XL Group Ltd.	50,437	2,041,185

		10,246,716

Mortgage Real Estate Investment Trusts (REITs) - 0.11%
Two Harbors Investment Corp.	39,557	387,659

Thrifts & Mortgage Finance - 0.20%
Radian Group, Inc.	34,261	718,111

Total Financials		63,374,144

Health Care - 7.23%
Biotechnology - 1.05%
AbbVie, Inc.	10,385	937,246
Biogen, Inc.B	2,072	645,760
Celgene Corp.B	6,486	654,891
Gilead Sciences, Inc.	11,420	856,043
Shire PLC, ADR	4,100	605,283

		3,699,223

Health Care Equipment & Supplies - 1.61%
Koninklijke Philips N.V.	38,893	1,586,445
Medtronic PLC	45,926	3,697,962
Zimmer Biomet Holdings, Inc.	3,432	417,400

		5,701,807

Health Care Providers & Services - 1.09%
Anthem, Inc.	18,333	3,835,447

Pharmaceuticals - 3.48%
GlaxoSmithKline PLC, Sponsored ADR	35,143	1,280,260
Horizon Pharma PLCB	51,712	701,215
Jazz Pharmaceuticals PLCB	3,393	480,211
Johnson & Johnson	9,686	1,350,325
Mallinckrodt PLCB	17,712	560,939
Merck & Co., Inc.	32,431	1,786,624
Mylan N.V.B	25,444	908,605
Pfizer, Inc.	83,463	2,926,213
Sanofi, ADR	48,071	2,272,797

		12,267,189

Total Health Care		25,503,666

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80% (continued)
Industrials - 6.68%
Aerospace & Defense - 1.21%
Embraer S.A., Sponsored ADR	14,824	$283,731
General Dynamics Corp.	3,511	712,663
Raytheon Co.	8,354	1,505,391
Rockwell Collins, Inc.	7,664	1,039,238
United Technologies Corp.	5,947	712,213

		4,253,236

Airlines - 1.15%
American Airlines Group, Inc.	28,561	1,337,226
Delta Air Lines, Inc.	30,545	1,528,167
United Continental Holdings, Inc.B	20,400	1,192,992

		4,058,385

Building Products - 1.02%
Johnson Controls International PLC	87,129	3,606,269

Construction & Engineering - 0.20%
AECOMB	20,581	721,570

Electrical Equipment - 0.43%
Eaton Corp. PLC	19,006	1,520,860

Industrial Conglomerates - 0.78%
General Electric Co.	68,300	1,376,928
Honeywell International, Inc.	9,467	1,364,763

		2,741,691

Machinery - 1.29%
CNH Industrial N.V.	128,580	1,632,966
Cummins, Inc.	10,472	1,852,287
PACCAR, Inc.	5,939	426,005
Parker-Hannifin Corp.	3,399	620,691

		4,531,949

Trading Companies & Distributors - 0.60%
AerCap Holdings N.V.B	40,491	2,131,446

Total Industrials		23,565,406

Information Technology - 7.81%
Communications Equipment - 1.33%
Cisco Systems, Inc.	71,571	2,444,150
Telefonaktiebolaget LM Ericsson, Sponsored ADR	356,220	2,226,375

		4,670,525

Electronic Equipment, Instruments & Components - 0.79%
Corning, Inc.	74,495	2,332,439
TE Connectivity Ltd.	4,958	451,029

		2,783,468

IT Services - 0.46%
First Data Corp., Class AB	68,400	1,218,204
Teradata Corp.B	12,518	418,727

		1,636,931

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80% (continued)
Information Technology - 7.81% (continued)
Semiconductors & Semiconductor Equipment - 1.07%
Micron Technology, Inc.B	47,735	$2,115,138
QUALCOMM, Inc.	27,884	1,422,363
Versum Materials, Inc.	5,744	241,707

		3,779,208

Software - 3.07%
Microsoft Corp.	67,655	5,627,543
Oracle Corp.	102,165	5,200,199

		10,827,742

Technology Hardware, Storage & Peripherals - 1.09%
Hewlett Packard Enterprise Co.	274,808	3,825,327

Total Information Technology		27,523,201

Materials - 2.98%
Chemicals - 1.93%
Air Products & Chemicals, Inc.	14,332	2,284,951
DowDuPont, Inc.	40,711	2,943,812
Eastman Chemical Co.	17,285	1,569,651

		6,798,414

Containers & Packaging - 0.58%
Crown Holdings, Inc.B	22,835	1,373,982
International Paper Co.	11,725	671,491

		2,045,473

Metals & Mining - 0.30%
Reliance Steel & Aluminum Co.	13,687	1,051,709

Paper & Forest Products - 0.17%
Louisiana-Pacific Corp.B	22,209	603,640

Total Materials		10,499,236

Telecommunication Services - 1.34%
Diversified Telecommunication Services - 0.84%
AT&T, Inc.	57,040	1,919,396
Verizon Communications, Inc.	21,938	1,050,172

		2,969,568

Wireless Telecommunication Services - 0.50%
Vodafone Group PLC, Sponsored ADR	60,532	1,754,217

Total Telecommunication Services		4,723,785

Utilities - 1.12%
Electric Utilities - 0.54%
Entergy Corp.	15,013	1,295,021
PPL Corp.	8,047	302,245
Southern Co.	6,143	320,665

		1,917,931

Independent Power & Renewable Electricity Producers - 0.36%
Calpine Corp.B	84,568	1,263,446

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 64.80% (continued)
Utilities - 1.12% (continued)
Multi-Utilities - 0.22%
CenterPoint Energy, Inc.	26,082	$771,506

Total Utilities		3,952,883

Total Common Stocks (Cost $175,055,399)		228,465,102

	Principal Amount

CORPORATE OBLIGATIONS - 10.59%
Basic Materials - 0.20%
Dow Chemical Co.,
4.125%, Due 11/15/2021	$145,000	153,727
3.500%, Due 10/1/2024	299,000	309,247
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	70,000	70,268
Nucor Corp.,
4.125%, Due 9/15/2022	77,000	82,132
4.000%, Due 8/1/2023	80,000	84,791

		700,165

Communications - 0.95%
Amazon.com, Inc., 3.875%, Due 8/22/2037C	70,000	72,560
AT&T, Inc.,
4.450%, Due 4/1/2024	80,000	84,835
3.400%, Due 5/15/2025	169,000	166,865
4.500%, Due 5/15/2035	106,000	103,321
6.350%, Due 3/15/2040	60,000	69,641
CBS Corp., 3.375%, Due 3/1/2022	337,000	346,928
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028C	130,000	125,712
Comcast Corp.,
5.875%, Due 2/15/2018	200,000	202,509
3.150%, Due 3/1/2026	84,000	84,561
6.550%, Due 7/1/2039	217,000	299,114
eBay, Inc., 2.150%, Due 6/5/2020	95,000	95,074
NBCUniversal Enterprise, Inc., 1.735%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)C D	735,000	735,881
Time Warner, Inc.,
4.875%, Due 3/15/2020	217,000	230,065
4.750%, Due 3/29/2021	157,000	168,297
Verizon Communications, Inc.,
4.600%, Due 4/1/2021	173,000	186,048
4.125%, Due 3/16/2027	180,000	187,836
Walt Disney Co., 1.800%, Due 6/5/2020	190,000	189,538

		3,348,785

Consumer, Cyclical - 1.49%
American Honda Finance Corp.,
1.700%, Due 2/22/2019	140,000	139,796
3.875%, Due 9/21/2020C	250,000	261,641
Costco Wholesale Corp., 2.150%, Due 5/18/2021	265,000	265,315
CVS Health Corp., 2.125%, Due 6/1/2021	110,000	108,380
Daimler Finance North America LLC,
2.250%, Due 9/3/2019C	169,000	169,555
2.450%, Due 5/18/2020C	313,000	315,187
Delphi Corp., 4.150%, Due 3/15/2024	155,000	164,448
Ford Motor Credit Co., LLC,
2.220%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)D	472,000	473,646
2.350%, Due 1/9/2020, (3 mo. USD LIBOR + 1.000%)D	222,000	224,100
5.875%, Due 8/2/2021	200,000	222,953
3.810%, Due 1/9/2024	95,000	97,452
General Motors Financial Co., Inc.,
2.289%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)D	805,000	811,248
3.150%, Due 6/30/2022	90,000	90,946

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.59% (continued)
Consumer, Cyclical - 1.49% (continued)
Home Depot, Inc.,
2.700%, Due 4/1/2023	$72,000	$73,046
3.350%, Due 9/15/2025	65,000	67,210
McDonald’s Corp., 3.700%, Due 1/30/2026	183,000	191,287
Newell Brands, Inc., 5.500%, Due 4/1/2046	85,000	100,891
Nissan Motor Acceptance Corp., 2.350%, Due 3/4/2019C	289,000	290,356
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	58,000	57,511
2.200%, Due 9/15/2019	92,000	92,542
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	320,000	321,621
Volkswagen Group of America Finance LLC, 2.450%, Due 11/20/2019C	313,000	314,409
Wal-Mart Stores, Inc., 7.550%, Due 2/15/2030	169,000	246,159
Walgreens Boots Alliance, Inc., 3.800%, Due 11/18/2024	145,000	148,805

		5,248,504

Consumer, Non-Cyclical - 1.25%
Abbott Laboratories,
2.350%, Due 11/22/2019	90,000	90,556
4.900%, Due 11/30/2046	90,000	101,061
AbbVie, Inc.,
3.600%, Due 5/14/2025	85,000	87,376
4.300%, Due 5/14/2036	87,000	91,245
Altria Group, Inc., 4.750%, Due 5/5/2021	145,000	157,342
Amgen, Inc., 4.400%, Due 5/1/2045	95,000	100,027
Anheuser-Busch InBev Finance, Inc.,
1.900%, Due 2/1/2019	1,060,000	1,061,040
2.650%, Due 2/1/2021	170,000	172,169
3.650%, Due 2/1/2026	170,000	175,419
Baxalta, Inc., 4.000%, Due 6/23/2025	67,000	70,206
Bayer US Finance LLC, 2.375%, Due 10/8/2019C	300,000	301,601
Becton Dickinson and Co., 3.125%, Due 11/8/2021	94,000	96,069
Cardinal Health, Inc., 3.200%, Due 3/15/2023	115,000	116,540
Celgene Corp., 5.250%, Due 8/15/2043	70,000	81,078
General Mills, Inc., 2.200%, Due 10/21/2019	289,000	290,169
Genzyme Corp., 5.000%, Due 6/15/2020	39,000	41,856
Humana, Inc., 3.150%, Due 12/1/2022	145,000	147,850
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	45,000	48,046
Kraft Heinz Foods Co.,
3.500%, Due 7/15/2022	65,000	67,161
5.000%, Due 7/15/2035	65,000	71,282
Medtronic, Inc., 3.500%, Due 3/15/2025	313,000	325,050
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	135,000	131,474
Philip Morris International, Inc., 2.625%, Due 3/6/2023	85,000	84,813
Reynolds American, Inc., 5.850%, Due 8/15/2045	65,000	79,891
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	120,000	119,823
3.950%, Due 10/15/2042	80,000	81,901
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	135,000	137,341
Zoetis, Inc., 3.000%, Due 9/12/2027	95,000	93,005

		4,421,391

Energy - 0.31%
Buckeye Partners LP, 4.875%, Due 2/1/2021	80,000	84,777
Chevron Corp., 1.790%, Due 11/16/2018	100,000	100,165
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	101,000	108,247
Energy Transfer LP, 5.300%, Due 4/15/2047	53,000	52,505
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	65,000	81,190
EOG Resources, Inc., 4.150%, Due 1/15/2026	70,000	74,572
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	80,000	82,030
MPLX LP,
4.875%, Due 12/1/2024	87,000	94,617
5.200%, Due 3/1/2047	46,000	49,250
Phillips 66, 4.300%, Due 4/1/2022	82,000	87,838
Phillips 66 Partners LP
3.550%, Due 10/1/2026	53,000	52,453
3.750%, Due 3/1/2028	70,000	70,266

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.59% (continued)
Energy - 0.31% (continued)
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	$63,000	$62,702
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	48,000	49,646
TC PipeLines LP, 3.900%, Due 5/25/2027	55,000	55,531

		1,105,789

Financial - 3.70%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	85,000	85,017
American Express Co., 4.050%, Due 12/3/2042	110,000	113,149
American Express Credit Corp., 2.125%, Due 3/18/2019	180,000	180,669
American International Group, Inc., 4.875%, Due 6/1/2022	289,000	316,437
Bank of America Corp.,
3.124%, Due 1/20/2023, (3 mo. USD LIBOR + 1.160%)D	265,000	269,057
4.125%, Due 1/22/2024	193,000	205,582
6.110%, Due 1/29/2037	176,000	221,313
5.000%, Due 1/21/2044	245,000	284,760
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	176,000	176,767
3.250%, Due 5/16/2027	175,000	176,464
BB&T Corp.,
1.450%, Due 1/12/2018	166,000	166,001
2.750%, Due 4/1/2022	205,000	207,680
Boston Properties LP, 3.650%, Due 2/1/2026	175,000	178,164
Capital One Financial Corp., 2.450%, Due 4/24/2019	135,000	135,736
CBOE Holdings, Inc., 3.650%, Due 1/12/2027	125,000	127,779
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	70,000	71,932
Citigroup, Inc.,
2.064%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)D	1,012,000	1,014,461
3.700%, Due 1/12/2026	178,000	183,501
3.887%, Due 1/10/2028, (3 mo. USD LIBOR + 1.563%)D	175,000	180,374
5.875%, Due 1/30/2042	145,000	186,321
Crown Castle International Corp., 3.400%, Due 2/15/2021	84,000	86,343
Digital Realty Trust LP, 3.700%, Due 8/15/2027	95,000	96,238
ERP Operating LP, 3.000%, Due 4/15/2023	77,000	78,370
Goldman Sachs Group, Inc.,
5.750%, Due 1/24/2022	385,000	431,006
2.908%, Due 6/5/2023, (3 mo. USD LIBOR + 1.053%)D	225,000	224,572
3.500%, Due 1/23/2025	95,000	96,480
3.272%, Due 9/29/2025E	85,000	84,704
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	92,000	93,871
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	434,000	452,286
3.782%, Due 2/1/2028, (3 mo. USD LIBOR + 1.337%)D	160,000	164,756
3.882%, Due 7/24/2038, (3 mo. USD LIBOR + 1.360%)D	140,000	141,190
5.500%, Due 10/15/2040	313,000	387,766
JPMorgan Chase Bank NA, 1.776%, Due 9/21/2018, (3 mo. USD LIBOR + 0.450%)D	217,000	217,457
KeyCorp, 5.100%, Due 3/24/2021	60,000	65,355
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023C	113,000	120,168
Mastercard, Inc., 3.375%, Due 4/1/2024	120,000	125,549
MetLife, Inc.,
6.375%, Due 6/15/2034	169,000	223,431
4.721%, Due 12/15/2044	193,000	216,536
Metropolitan Life Global Funding I, 1.544%, Due 9/19/2019C E	355,000	355,499
Morgan Stanley,
7.300%, Due 5/13/2019	361,000	389,019
5.625%, Due 9/23/2019	169,000	179,711
3.700%, Due 10/23/2024	235,000	244,144
3.591%, Due 7/22/2028, (3 mo. USD LIBOR + 1.340%)D	145,000	145,958
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	92,000	91,799
2.950%, Due 2/7/2024	90,000	91,111
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	160,000	165,656
Prudential Financial, Inc., 4.600%, Due 5/15/2044	313,000	346,923
Public Storage, 2.370%, Due 9/15/2022	125,000	124,266
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	125,000	126,211

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.59% (continued)
Financial - 3.70% (continued)
Simon Property Group LP,
2.200%, Due 2/1/2019	$240,000	$241,099
3.375%, Due 10/1/2024	313,000	322,071
State Street Corp., 2.550%, Due 8/18/2020	65,000	66,170
SunTrust Bank, 2.450%, Due 8/1/2022	140,000	139,393
Travelers Companies, Inc., 4.000%, Due 5/30/2047	90,000	94,047
US Bancorp, 1.950%, Due 11/15/2018	255,000	255,608
Ventas Realty LP, 5.700%, Due 9/30/2043	65,000	77,892
Visa, Inc.,
2.800%, Due 12/14/2022	95,000	96,787
3.150%, Due 12/14/2025	130,000	132,869
Vornado Realty LP, 2.500%, Due 6/30/2019	95,000	95,497
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	70,000	70,158
2.550%, Due 12/7/2020	110,000	110,946
2.396%, Due 7/26/2021, (3 mo. USD LIBOR + 1.025%)D	1,087,000	1,111,231
3.000%, Due 10/23/2026	65,000	63,693
4.750%, Due 12/7/2046	90,000	98,355

		13,023,355

Industrial - 0.85%
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	327,958
Burlington Northern Santa Fe LLC,
3.650%, Due 9/1/2025	65,000	68,518
5.750%, Due 5/1/2040	202,000	258,692
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	125,000	124,032
CSX Corp., 5.500%, Due 4/15/2041	157,000	189,303
Eaton Corp.,
5.600%, Due 5/15/2018	77,000	78,606
2.750%, Due 11/2/2022	75,000	75,386
General Electric Co.,
5.625%, Due 5/1/2018	181,000	184,613
6.000%, Due 8/7/2019	169,000	181,237
5.500%, Due 1/8/2020	120,000	128,977
Hexcel Corp., 3.950%, Due 2/15/2027	95,000	96,980
John Deere Capital Corp., 1.950%, Due 6/22/2020	150,000	149,687
Norfolk Southern Corp., 5.750%, Due 4/1/2018	205,000	208,309
Northrop Grumman Corp.,
5.050%, Due 8/1/2019	72,000	76,008
3.850%, Due 4/15/2045	155,000	153,615
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	185,000	186,296
Union Pacific Corp., 4.100%, Due 9/15/2067	90,000	91,870
United Technologies Corp.,
1.900%, Due 5/4/2020	135,000	134,613
6.125%, Due 7/15/2038	217,000	283,188

		2,997,888

Technology - 1.03%
Analog Devices, Inc., 3.900%, Due 12/15/2025	95,000	99,788
Apple, Inc.,
2.400%, Due 5/3/2023	220,000	219,563
4.650%, Due 2/23/2046	549,000	625,818
Autodesk, Inc., 3.500%, Due 6/15/2027	95,000	94,697
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, Due 1/15/2020C	41,000	41,229
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	90,000	88,823
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019C	110,000	111,973
4.420%, Due 6/15/2021C	100,000	105,151
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	1,178,000	1,254,148
HP, Inc., 4.050%, Due 9/15/2022	145,000	153,121
Intel Corp., 3.300%, Due 10/1/2021	116,000	121,148
Maxim Integrated Products, Inc., 3.450%, Due 6/15/2027	95,000	96,556
Microsoft Corp., 4.450%, Due 11/3/2045	135,000	153,744

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.59% (continued)
Technology - 1.03% (continued)
Oracle Corp.,
2.500%, Due 5/15/2022	$115,000	$115,868
4.300%, Due 7/8/2034	157,000	172,846
QUALCOMM, Inc., 3.000%, Due 5/20/2022	65,000	66,319
Xilinx, Inc., 2.950%, Due 6/1/2024	90,000	90,064

		3,610,856

Utilities - 0.81%
Atmos Energy Corp., 3.000%, Due 6/15/2027	95,000	94,573
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	294,000	385,000
Consolidated Edison Co. of New York, Inc.,
5.500%, Due 12/1/2039, Series 09-C	169,000	211,477
4.625%, Due 12/1/2054	55,000	62,069
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	106,000	110,475
Dominion Energy, Inc., 2.579%, Due 7/1/2020	90,000	90,492
Duke Energy Corp., 3.550%, Due 9/15/2021	180,000	187,334
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	125,000	134,087
Edison International, 2.950%, Due 3/15/2023	82,000	83,002
Georgia Power Co., 1.950%, Due 12/1/2018	75,000	75,079
MidAmerican Energy Co., 3.100%, Due 5/1/2027	125,000	125,933
National Fuel Gas Co., 3.950%, Due 9/15/2027	125,000	123,597
NiSource Finance Corp.,
3.490%, Due 5/15/2027	70,000	70,961
3.950%, Due 3/30/2048	95,000	94,127
Southern Co.,
2.150%, Due 9/1/2019	92,000	92,128
2.750%, Due 6/15/2020	241,000	244,566
Southern Power Co.,
4.150%, Due 12/1/2025	84,000	88,758
4.950%, Due 12/15/2046, Series F	87,000	93,341
Southwestern Electric Power Co., 3.550%, Due 2/15/2022	289,000	299,526
Union Electric Co., 6.700%, Due 2/1/2019	96,000	101,467
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	94,000	97,124

		2,865,116

Total Corporate Obligations (Cost $35,608,525)		37,321,849

FOREIGN CORPORATE OBLIGATIONS - 1.63%
Basic Materials - 0.09%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	145,000	144,905
Potash Corp. of Saskatchewan, Inc., 4.000%, Due 12/15/2026	94,000	98,285
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	65,000	68,641

		311,831

Communications - 0.50%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	313,000	323,953
America Movil S.A.B. de C.V., 6.375%, Due 3/1/2035	169,000	211,374
Deutsche Telekom International Finance B.V., 4.875%, Due 3/6/2042C	150,000	167,003
Rogers Communications, Inc., 2.900%, Due 11/15/2026	125,000	121,588
TELUS Corp., 2.800%, Due 2/16/2027	99,000	94,221
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	154,168
3.850%, Due 9/29/2024	193,000	200,513
Vodafone Group PLC, 6.150%, Due 2/27/2037	393,000	483,506

		1,756,326

Consumer, Non-Cyclical - 0.09%
Sanofi, 4.000%, Due 3/29/2021	105,000	111,090
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	105,000	103,943
Teva Pharmaceutical Finance Netherlands III B.V., 3.150%, Due 10/1/2026	115,000	101,723

		316,756

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 1.63% (continued)
Energy - 0.26%
Canadian Natural Resources Ltd.,
3.900%, Due 2/1/2025	$90,000	$92,913
6.250%, Due 3/15/2038	176,000	217,580
Husky Energy, Inc., 3.950%, Due 4/15/2022	135,000	140,998
Shell International Finance B.V., 1.625%, Due 11/10/2018	185,000	184,895
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	153,319
6.100%, Due 6/1/2040	82,000	107,924

		897,629

Financial - 0.56%
ABN AMRO Bank N.V., 1.800%, Due 6/4/2018C	289,000	288,723
Bank of Montreal, 1.750%, Due 9/11/2019	160,000	159,438
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3 mo. USD LIBOR + 1.055%)D	123,000	125,706
Macquarie Bank Ltd., 1.686%, Due 4/4/2019C E	355,000	355,310
National Australia Bank Ltd., 1.825%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)C D	470,000	472,172
Nordea Bank AB, 4.875%, Due 1/27/2020C	120,000	127,198
Royal Bank of Canada, 2.125%, Due 3/2/2020	175,000	175,405
Toronto-Dominion Bank, 2.625%, Due 9/10/2018	185,000	186,472
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	87,000	92,831

		1,983,255

Industrial - 0.13%
Canadian National Railway Co., 5.550%, Due 5/15/2018	169,000	172,530
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	145,000	145,863
Johnson Controls International PLC, 5.000%, Due 3/30/2020	145,000	154,303

		472,696

Total Foreign Corporate Obligations (Cost $5,450,748)		5,738,493

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	140,000	141,547
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	140,000	139,972
Province of Ontario Canada, 2.500%, Due 4/27/2026	170,000	167,142
Province of Quebec Canada, 2.375%, Due 1/31/2022	125,000	125,566

Total Foreign Sovereign Obligations (Cost $573,936)		574,227

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.70%
Ginnie Mae REMIC Trust,
1.147%, Due 12/16/2038, 2013-139 A	342,306	338,652
1.624%, Due 7/16/2039, 2013-78 AB	658,551	644,732
2.586%, Due 9/16/2039, 2014-31 AB	65,292	65,317
1.367%, Due 11/16/2041, 2013-125 AB	699,423	682,597
3.200%, Due 11/16/2044, 2011-92 B	78,531	78,597
GS Mortgage Securities Trust, 3.679%, Due 8/10/2043, 2010-C1 A1C	27,419	27,919
JP Morgan Chase Commercial Mortgage Securities Trust, 4.388%, Due 2/15/2046, 2011-C3 A3C	87,206	88,008
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	320,000	327,739
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	219,000	226,710

Total Commercial Mortgage-Backed Obligations (Cost $2,505,748)		2,480,271

ASSET-BACKED OBLIGATIONS - 0.70%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	285,000	284,094
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	118,000	117,479
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	185,000	184,621
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	180,000	180,015
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	318,000	315,535
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	265,000	263,156
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	170,000	170,037
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	292,000	292,679
GM Financial Automobile Leasing Trust,
1.680%, Due 12/20/2018, 2015 2 A3	251,638	251,762
2.060%, Due 5/20/2020, 2017 1 A3	284,000	284,555
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	135,000	134,543

Total Asset-Backed Obligations (Cost $2,483,517)		2,478,476

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.15%
Federal Home Loan Mortgage Corp.,
4.500%, Due 3/1/2019	$15,090	$15,380
5.000%, Due 10/1/2020	11,107	11,365
3.500%, Due 8/1/2026	40,854	42,770
3.500%, Due 9/1/2028	271,736	284,238
5.000%, Due 8/1/2033	55,521	60,483
5.500%, Due 2/1/2034	53,616	59,786
4.000%, Due 1/1/2041	188,775	198,874
4.500%, Due 2/1/2041	137,545	147,725
3.500%, Due 6/1/2042	610,461	630,669
3.500%, Due 7/1/2042	169,412	175,019

		1,626,309

Federal National Mortgage Association,
5.000%, Due 12/1/2017	417	423
4.500%, Due 9/1/2018	5,845	5,945
4.000%, Due 8/1/2020	23,253	24,032
4.000%, Due 5/1/2026	179,902	188,122
4.000%, Due 6/1/2026	242,031	254,513
3.500%, Due 1/1/2028E	125,272	130,188
3.000%, Due 4/1/2032	247,907	254,166
5.000%, Due 3/1/2034E	61,872	67,837
4.500%, Due 4/1/2034	104,075	112,260
3.500%, Due 6/1/2037	344,585	359,342
5.500%, Due 6/1/2038	11,529	12,833
4.500%, Due 1/1/2040	154,118	165,716
5.000%, Due 5/1/2040	248,870	270,563
5.000%, Due 6/1/2040	191,946	208,853
4.000%, Due 9/1/2040	128,511	135,506
4.000%, Due 1/1/2041	250,398	263,956
4.000%, Due 1/1/2041E	152,388	160,671
4.500%, Due 4/1/2041	287,339	308,892
4.500%, Due 10/1/2041	162,627	175,828
3.000%, Due 5/1/2043	411,146	413,612
3.000%, Due 6/1/2043	961,200	966,870
3.000%, Due 6/1/2043	355,004	357,117
3.500%, Due 6/1/2043	163,546	168,601
3.500%, Due 7/1/2043	170,898	176,553
3.000%, Due 8/1/2043	834,521	839,401
4.000%, Due 7/1/2045	377,816	399,008
4.000%, Due 7/1/2045	473,258	497,068
3.500%, Due 8/1/2045	155,993	160,472
3.500%, Due 11/1/2045	391,640	402,881
3.500%, Due 11/1/2045	1,746,350	1,796,475
4.000%, Due 3/1/2046	235,883	249,063
3.000%, Due 4/1/2046	201,139	201,367
3.500%, Due 5/1/2046	233,493	240,195
3.500%, Due 5/1/2046	359,041	369,346
3.000%, Due 6/1/2046	300,728	301,068
4.000%, Due 7/1/2046	385,550	405,258
4.000%, Due 7/1/2046	351,085	368,807
3.000%, Due 11/1/2046	386,502	387,757
3.500%, Due 11/1/2046	609,356	628,636
3.500%, Due 3/1/2047	121,924	125,798
4.500%, Due 6/1/2047	161,119	172,457
3.500%, Due 9/1/2047	376,724	387,537

		13,114,993

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.15% (continued)
Government National Mortgage Association,
6.500%, Due 8/15/2027	$52,862	$59,303
6.500%, Due 11/15/2027	57,163	64,127
7.500%, Due 12/15/2028	52,830	61,186
5.500%, Due 7/15/2033	57,392	64,364
6.000%, Due 12/15/2033	71,459	82,837
5.500%, Due 2/20/2034	80,740	89,992
5.000%, Due 10/15/2039	116,325	128,801
3.500%, Due 9/15/2041	324,300	337,197
3.500%, Due 3/15/2043	240,187	250,610
3.500%, Due 3/20/2045	222,817	232,181
3.000%, Due 1/20/2046	94,205	95,407
3.000%, Due 6/20/2046	315,965	319,995
4.000%, Due 3/20/2047	366,360	385,409
4.000%, Due 7/20/2047	326,644	344,210
3.500%, Due 8/20/2047	159,253	165,392
4.000%, Due 8/20/2047	422,710	445,783
4.500%, Due 10/20/2047	259,235	275,615

		3,402,409

Total U.S. Agency Mortgage-Backed Obligations (Cost $18,082,473)		18,143,711

U.S. TREASURY OBLIGATIONS - 13.47%
U.S. Treasury Notes/Bonds,
1.307%, Due 7/31/2018, (3 mo. Treasury money market yield + 0.174%)D	15,910,000	15,933,026
1.303%, Due 10/31/2018, (3 mo. Treasury money market yield + 0.170%)D	1,706,000	1,709,327
1.273%, Due 1/31/2019, (3 mo. Treasury money market yield + 0.140%)D	2,496,000	2,500,860
1.203%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)D	3,355,000	3,357,264
1.125%, Due 5/31/2019	723,000	718,368
0.750%, Due 7/15/2019	1,481,000	1,460,578
0.875%, Due 7/31/2019	482,000	476,276
1.193%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)D	1,525,000	1,525,534
0.875%, Due 9/15/2019	1,205,000	1,189,279
1.250%, Due 2/29/2020	964,000	955,226
1.750%, Due 10/31/2020	964,000	964,264
1.250%, Due 3/31/2021	964,000	946,151
1.375%, Due 4/30/2021	964,000	949,427
2.000%, Due 5/31/2021	1,446,000	1,453,964
2.000%, Due 11/15/2021	1,584,000	1,591,178
2.000%, Due 2/15/2022	2,691,000	2,699,199
1.750%, Due 9/30/2022	500,000	493,711
1.625%, Due 11/15/2022	964,000	945,887
2.500%, Due 8/15/2023	964,000	984,636
2.375%, Due 8/15/2024	1,805,000	1,823,120
6.875%, Due 8/15/2025	279,000	371,539
2.000%, Due 11/15/2026	825,000	801,217
5.250%, Due 11/15/2028	217,000	277,251
4.750%, Due 2/15/2037	304,000	402,016
4.500%, Due 8/15/2039	241,000	310,655
3.125%, Due 11/15/2041	1,346,000	1,420,135
2.500%, Due 5/15/2046	1,323,000	1,225,584

		47,485,672

Total U.S. Treasury Obligations (Cost $47,309,839)		47,485,672

MUNICIPAL OBLIGATIONS - 0.30% (Cost $859,287)
Municipal Electric Authority of Georgia, 6.655%, Due 4/1/2057	848,000	1,053,606

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.23% (Cost $7,863,253)
Investment Companies - 2.23%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%F G	7,863,253	$7,863,253

SECURITIES LENDING COLLATERAL - 0.88% (Cost $3,085,328)
Investment Companies - 0.88%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%F G	3,085,328	3,085,328

TOTAL INVESTMENTS - 100.61% (Cost $298,878,053)		354,689,988
LIABILITIES, NET OF OTHER ASSETS - (0.61%)		(2,148,460)

TOTAL NET ASSETS - 100.00%		$352,541,528

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at October 31, 2017.

B Non-income producing security.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,175,213 or 1.47% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2017.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	53	December 2017	$ 6,719,976	$6,817,655	$97,679

			$ 6,719,976	$6,817,655	$97,679

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2017

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$228,465,102	$-	$-	$228,465,102
Corporate Obligations	-	37,321,849	-	37,321,849
Foreign Corporate Obligations	-	5,738,493	-	5,738,493
Foreign Sovereign Obligations	-	574,227	-	574,227
Commercial Mortgage-Backed Obligations	-	2,480,271	-	2,480,271
Asset-Backed Obligations	-	2,478,476	-	2,478,476
U.S. Agency Mortgage-Backed Obligations	-	18,143,711	-	18,143,711
U.S. Treasury Obligations	-	47,485,672	-	47,485,672
Municipal Obligations	-	1,053,606	-	1,053,606
Short-Term Investments	7,863,253	-	-	7,863,253
Securities Lending Collateral	3,085,328	-	-	3,085,328

Total Investments in Securities – Assets	$239,413,683	$115,276,305	$-	$354,689,988

Financial Derivative Instruments - Assets
Futures Contracts	$97,679	$-	$-	$97,679

Total Financial Derivative Instruments - Assets	$97,679	$-	$-	$97,679

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 94.45%
Consumer Discretionary - 12.49%
Auto Components - 1.84%
Adient PLC	29,200	$2,463,312
Dana, Inc.	170,822	5,208,363
Delphi Automotive PLC	46,881	4,659,034

		12,330,709

Hotels, Restaurants & Leisure - 3.91%
Hilton Worldwide Holdings, Inc.	65,836	4,758,626
Norwegian Cruise Line Holdings Ltd.A	99,425	5,542,944
Royal Caribbean Cruises Ltd.	63,141	7,814,961
SeaWorld Entertainment, Inc.B	160,392	1,841,300
Wyndham Worldwide Corp.	58,021	6,199,544

		26,157,375

Household Durables - 1.53%
DR Horton, Inc.	106,829	4,722,910
Whirlpool Corp.	33,432	5,480,508

		10,203,418

Leisure Products - 0.31%
Brunswick Corp.	41,066	2,079,993

Media - 2.72%
Interpublic Group of Cos, Inc.	265,727	5,115,245
Meredith Corp.	48,455	2,568,115
News Corp., Class A	333,122	4,550,447
Omnicom Group, Inc.	88,354	5,936,505

		18,170,312

Multiline Retail - 0.79%
Dollar General Corp.	65,200	5,270,768

Specialty Retail - 0.71%
L Brands, Inc.	111,111	4,782,217

Textiles, Apparel & Luxury Goods - 0.68%
Hanesbrands, Inc.B	203,015	4,567,837

Total Consumer Discretionary		83,562,629

Consumer Staples - 0.65%
Beverages - 0.65%
Coca-Cola European Partners PLC	106,900	4,367,934

Energy - 8.69%
Energy Equipment & Services - 1.56%
Superior Energy Services, Inc.A	196,868	1,736,376
TechnipFMC PLCA	135,075	3,699,704
Weatherford International PLCA B	1,454,012	5,045,422

		10,481,502

Oil, Gas & Consumable Fuels - 7.13%
Cenovus Energy, Inc.	568,476	5,525,587
Chesapeake Energy Corp.A B	451,600	1,761,240
Devon Energy Corp.	142,200	5,247,180
EQT Corp.	142,971	8,941,406
Golar LNG Ltd.	184,089	3,889,800

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 94.45% (continued)
Energy - 8.69% (continued)
Oil, Gas & Consumable Fuels - 7.13% (continued)
Murphy Oil Corp.	443,825	$11,872,319
PBF Energy, Inc., Class A	155,864	4,515,380
Vermilion Energy, Inc.B	173,800	5,931,794

		47,684,706

Total Energy		58,166,208

Financials - 24.37%
Banks - 6.92%
CIT Group, Inc.	71,114	3,315,335
Comerica, Inc.	58,712	4,613,002
Cullen/Frost Bankers, Inc.	33,914	3,340,529
Fifth Third Bancorp	282,620	8,167,718
KeyCorp	611,569	11,161,134
Regions Financial Corp.	408,968	6,330,824
Signature BankA	33,300	4,329,333
TCF Financial Corp.	109,892	2,002,232
Valley National Bancorp	176,652	2,031,498
Webster Financial Corp.	18,633	1,024,629

		46,316,234

Capital Markets - 3.61%
Apollo Global Management LLC, Class A, MLP	190,325	6,010,464
Franklin Resources, Inc.	124,088	5,227,827
Invesco Ltd.	160,362	5,739,356
KKR & Co. LP	358,068	7,179,263

		24,156,910

Consumer Finance - 3.35%
Ally Financial, Inc.	334,300	8,735,259
Capital One Financial Corp.	20,842	1,921,216
Discover Financial Services	51,261	3,410,394
Navient Corp.	279,362	3,480,851
SLM Corp.A	459,995	4,871,347

		22,419,067

Diversified Financial Services - 1.39%
Voya Financial, Inc.	230,934	9,274,309

Insurance - 7.98%
Allstate Corp.	55,521	5,211,201
Assurant, Inc.	34,300	3,452,295
Axis Capital Holdings Ltd.	94,167	5,121,743
FNF GroupC	267,292	10,002,067
Hanover Insurance Group, Inc.	57,094	5,616,908
Torchmark Corp.	26,492	2,228,772
Validus Holdings Ltd.	114,973	5,987,794
Willis Towers Watson PLC	80,781	13,012,203
XL Group Ltd.	68,500	2,772,195

		53,405,178

Mortgage Real Estate Investment Trusts (REITs) - 0.37%
MFA Financial, Inc.	298,312	2,458,091

Thrifts & Mortgage Finance - 0.75%
New York Community Bancorp, Inc.	401,675	5,045,038

Total Financials		163,074,827

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 94.45% (continued)
Health Care - 7.46%
Health Care Equipment & Supplies - 1.14%
Zimmer Biomet Holdings, Inc.	62,655	$7,620,101

Health Care Providers & Services - 5.26%
Cardinal Health, Inc.	159,275	9,859,122
Cigna Corp.	42,198	8,322,290
MEDNAX, Inc.A	101,500	4,444,685
Patterson Cos., Inc.	135,800	5,024,600
Universal Health Services, Inc., Class B	73,360	7,534,072

		35,184,769

Pharmaceuticals - 1.06%
Mylan N.V.A	199,340	7,118,432

Total Health Care		49,923,302

Industrials - 14.64%
Aerospace & Defense - 2.41%
Spirit AeroSystems Holdings, Inc., Class A	89,215	7,146,122
TransDigm Group, Inc.	32,475	9,011,812

		16,157,934

Building Products - 3.31%
JELD-WEN Holding, Inc.A	223,737	8,251,421
Johnson Controls International PLC	115,561	4,783,070
Owens Corning	110,189	9,111,528

		22,146,019

Commercial Services & Supplies - 0.80%
Republic Services, Inc.	82,215	5,349,730

Construction & Engineering - 1.35%
AECOMA	123,562	4,332,084
KBR, Inc.	238,744	4,686,544

		9,018,628

Machinery - 4.51%
CNH Industrial N.V.	116,109	1,474,584
Dover Corp.	154,881	14,789,587
Stanley Black & Decker, Inc.	43,698	7,059,412
Terex Corp.	145,208	6,840,749

		30,164,332

Professional Services - 0.38%
Nielsen Holdings PLC	68,800	2,550,416

Road & Rail - 1.11%
Ryder System, Inc.	91,334	7,405,361

Trading Companies & Distributors - 0.77%
AerCap Holdings N.V.A	97,800	5,148,192

Total Industrials		97,940,612

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 94.45% (continued)
Information Technology - 11.97%
Electronic Equipment, Instruments & Components - 2.98%
Avnet, Inc.	269,461	$10,724,548
Flex Ltd.A	274,446	4,885,139
Keysight Technologies, Inc.A	97,230	4,343,264

		19,952,951

IT Services - 3.23%
Alliance Data Systems Corp.	18,300	4,094,259
Black Knight, Inc.A	33,576	1,522,672
Convergys Corp.	43,630	1,122,600
CSRA, Inc.	65,368	2,091,122
DXC Technology Co.	48,668	4,454,095
Genpact Ltd.	165,393	5,036,217
Total System Services, Inc.	45,086	3,248,446

		21,569,411

Semiconductors & Semiconductor Equipment - 3.31%
Marvell Technology Group Ltd.	344,424	6,361,511
Microchip Technology, Inc.	106,435	10,090,038
Versum Materials, Inc.	134,900	5,676,592

		22,128,141

Software - 0.35%
Micro Focus International PLC, Sponsored ADRA	67,571	2,360,255

Technology Hardware, Storage & Peripherals - 2.10%
Hewlett Packard Enterprise Co.	546,453	7,606,626
HP, Inc.	220,858	4,759,490
Seagate Technology PLC	45,625	1,686,756

		14,052,872

Total Information Technology		80,063,630

Materials - 4.61%
Chemicals - 2.91%
Ashland Global Holdings, Inc.	82,053	5,577,963
Axalta Coating Systems Ltd.A	185,500	6,167,875
Celanese Corp., Series A	32,400	3,379,644
Eastman Chemical Co.	47,502	4,313,657

		19,439,139

Construction Materials - 0.33%
CRH PLC, Sponsored ADRB	58,998	2,213,605

Containers & Packaging - 1.37%
Owens-Illinois, Inc.A	190,967	4,562,201
Packaging Corp. of America	39,596	4,603,827

		9,166,028

Total Materials		30,818,772

Real Estate - 4.20%
Equity Real Estate Investment Trusts (REITs) - 4.20%
AvalonBay Communities, Inc.	26,748	4,850,215
CBL & Associates Properties, Inc.B	168,203	1,318,712
EPR Properties	68,064	4,708,668
GEO Group, Inc.	97,950	2,541,802

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

	Shares	Fair Value

COMMON STOCKS - 94.45% (continued)
Real Estate - 4.20% (continued)
Equity Real Estate Investment Trusts (REITs) - 4.20% (continued)
Lamar Advertising Co., Class A	164,780	$11,607,103
MGM Growth Properties LLC, Class AB	103,585	3,056,793

		28,083,293

Total Real Estate		28,083,293

Utilities - 5.37%
Electric Utilities - 4.51%
Edison International	77,630	6,206,518
Great Plains Energy, Inc.	254,347	8,350,212
Pinnacle West Capital Corp.	126,556	11,100,227
Xcel Energy, Inc.	90,778	4,495,327

		30,152,284

Gas Utilities - 0.60%
UGI Corp.	84,232	4,031,344

Multi-Utilities - 0.26%
CenterPoint Energy, Inc.	57,849	1,711,173

Total Utilities		35,894,801

Total Common Stocks (Cost $521,392,478)		631,896,008

SHORT-TERM INVESTMENTS - 4.86% (Cost $32,552,471)
Investment Companies - 4.86%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%D E	32,552,471	32,552,471

SECURITIES LENDING COLLATERAL - 2.88% (Cost $19,270,065)
Investment Companies - 2.88%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.97%D E	19,270,065	19,270,065

TOTAL INVESTMENTS - 102.19% (Cost $573,215,014)		683,718,544
LIABILITIES, NET OF OTHER ASSETS - (2.19%)		(14,667,805)

TOTAL NET ASSETS - 100.00%		$669,050,739

Percentages are stated as a percent of net assets.
A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2017.

C Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2017

Futures Contracts Open on October 31, 2017:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index Futures	167	December 2017	$ 29,364,992	$30,626,130	$1,261,138

			$ 29,364,992	$30,626,130	$1,261,138

Index Abbreviations:
S&P	Standard & Poor’s

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2017, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$631,896,008	$-	$-	$631,896,008
Short-Term Investments	32,552,471	-	-	32,552,471
Securities Lending Collateral	19,270,065	-	-	19,270,065

Total Investments in Securities – Assets	$683,718,544	$-	$-	$683,718,544

Financial Derivative Instruments - Assets
Futures Contracts	$1,261,138	$-	$-	$1,261,138

Total Financial Derivative Instruments - Assets	$1,261,138	$-	$-	$1,261,138

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended October 31, 2017, there were no transfers between levels.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2017

	Balanced Fund	Mid-Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†	$343,741,407	$631,896,008
Investments in affiliated securities, at fair value‡	10,948,581	51,822,536
Cash	64,936	-
Deposit with brokers for futures contracts	238,500	1,002,000
Dividends and interest receivable	739,612	266,162
Receivable for investments sold	1,278,859	4,760,359
Receivable for fund shares sold	199,231	347,754
Receivable for variation margin on open futures contracts (Note 5)	16,486	144,784
Prepaid expenses	173,579	37,446

Total assets	357,401,191	690,277,049

Liabilities:
Payable for investments purchased	984,125	326,126
Payable for fund shares redeemed	469,913	745,668
Cash due to custodian	-	233,595
Payable upon return of securities loaned§ (Note 9)	3,085,328	19,270,065
Management and sub-advisory fees payable (Note 2)	104,796	453,080
Service fees payable (Note 2)	69,203	63,676
Transfer agent fees payable (Note 2)	16,470	19,969
Custody and fund accounting fees payable	50,149	40,848
Professional fees payable	51,778	39,621
Trustee fees payable (Note 2)	1,779	3,028
Payable for prospectus and shareholder reports	17,428	19,438
Other liabilities	8,694	11,196

Total liabilities	4,859,663	21,226,310

Net assets	$352,541,528	$669,050,739

Analysis of net assets:
Paid-in-capital	$276,480,411	$541,974,243
Undistributed net investment income	4,950,273	3,849,149
Accumulated net realized gain	15,201,230	11,462,807
Unrealized appreciation of investments in unaffiliated securitiesA	55,811,935	110,503,530
Unrealized (depreciation) of foreign currency translations	-	(128)
Unrealized appreciation of futures contracts	97,679	1,261,138

Net assets	$352,541,528	$669,050,739

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2017

	Balanced Fund	Mid-Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,091,533	15,414,870

Y Class	3,733,529	5,855,418

Investor Class	8,004,487	15,780,223

Advisor Class	668,139	218,770

A Class	1,416,690	1,079,251

C Class	2,721,677	400,735

Net assets:
Institutional Class	$88,015,702	$265,934,589

Y Class	$64,926,394	$100,190,167

Investor Class	$124,143,894	$274,552,551

Advisor Class	$10,944,675	$3,682,231

A Class	$21,934,880	$18,170,218

C Class	$42,575,983	$6,520,983

Net asset value, offering and redemption price per share:
Institutional ClassB	$17.30	$17.25

Y Class	$17.39	$17.11

Investor Class	$15.51	$17.40

Advisor Class	$16.38	$16.83

A Class	$15.48	$16.84

A Class (offering price)	$16.42	$17.87

C Class	$15.64	$16.27

† Cost of investments in unaffiliated securities	$287,929,472	$521,392,478
‡ Cost of investments in affiliated securities	$10,948,581	$51,822,536
§ Fair value of securities on loan	$3,023,104	$18,807,570
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Net asset value has been rounded due to inclusion of the AMR Class assets of the Balanced Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2017

	Balanced Fund	Mid-Cap Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$7,867,101	$11,901,235
Dividend income from affiliated securities (Note 8)	120,975	219,449
Interest income	4,477,608	152
Income derived from securities lending (Note 9)	10,761	41,295

Total investment income	12,476,445	12,162,131

Expenses:
Management and sub-advisory fees (Note 2)	2,627,213	5,011,833
Transfer agent fees:
Institutional Class (Note 2)	24,078	53,427
Y Class (Note 2)	40,845	56,098
Investor Class	12,136	14,921
Advisor Class	644	2,581
A Class	2,236	2,341
C Class	3,301	1,712
Custody and fund accounting fees	100,831	81,795
Professional fees	60,443	56,062
Registration fees and expenses	92,994	89,550
Service fees (Note 2):
Y Class	21,650	32,652
Investor Class	396,638	599,891
Advisor Class	27,339	13,920
A Class	37,215	30,822
C Class	64,227	9,962
Distribution fees (Note 2):
Advisor Class	27,339	13,920
A Class	62,025	51,370
C Class	428,180	66,416
Prospectus and shareholder report expenses	49,440	58,456
Trustee fees (Note 2)	29,371	38,181
Other expenses	71,688	50,243

Total expenses	4,179,833	6,336,153

Net investment income	8,296,612	5,825,978

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	29,552,292	30,539,008
Redemption in kind (Note 7)	27,820,441	-
Commission recapture (Note 1)	2,524	20,932
Foreign currency transactions	(431)	3,977
Futures contracts	3,847,111	3,703,362
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	10,771,171	90,288,297
Foreign currency transactions	-	67
Futures contracts	368,904	1,742,221

Net gain from investments	72,362,012	126,297,864

Net increase in net assets resulting from operations	$80,658,624	$132,123,842

† Foreign taxes	$87,373	$49,980
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$8,296,612	$13,596,214	$5,825,978	$9,145,985
Net realized gain (loss) from investments in unaffiliated securities, redemption in kind, commission recapture, foreign currency transactions, and futures contracts	61,221,937	(2,124,832)	34,267,279	(20,935,169)
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, and futures contracts	11,140,075	8,639,376	92,030,585	23,752,522

Net increase in net assets resulting from operations	80,658,624	20,110,758	132,123,842	11,963,338

Distributions to shareholders:
Net investment income:
Institutional Class	(3,922,895)	(8,111,530)	(3,184,300)	(3,042,980)
Y Class	(1,320,074)	(394,207)	(1,054,082)	(804,213)
Investor Class	(2,791,629)	(1,913,613)	(3,122,003)	(2,883,653)
Advisor Class	(196,602)	(128,760)	(63,730)	(40,603)
A Class	(506,915)	(367,530)	(224,784)	(117,192)
C Class	(535,923)	(318,121)	(30,824)	(11,670)
Net realized gain from investments:
Institutional Class	-	(21,528,686)	-	(12,422,126)
Y Class	-	(1,587,112)	-	(3,405,226)
Investor Class	-	(7,811,741)	-	(14,625,725)
Advisor Class	-	(610,329)	-	(345,718)
A Class	-	(1,380,563)	-	(800,587)
C Class	-	(2,350,891)	-	(322,638)

Net distributions to shareholders	(9,274,038)	(46,503,083)	(7,679,723)	(38,822,331)

Capital share transactions (Note 10):
Proceeds from sales of shares	125,828,653	461,674,934	180,157,266	152,464,371
Reinvestment of dividends and distributions	8,901,335	45,872,150	7,582,763	38,345,842
Cost of shares redeemed	(571,205,485)	(481,741,305)	(183,160,251)	(287,829,842)

Net increase (decrease) in net assets from capital share transactions	(436,475,497)	25,805,779	4,579,778	(97,019,629)

Net increase (decrease) in net assets	(365,090,911)	(586,546)	129,023,897	(123,878,622)

Net assets:
Beginning of period	717,632,439	718,218,985	540,026,842	663,905,464

End of period*	$352,541,528	$717,632,439	$669,050,739	$540,026,842

*Includes undistributed net investment income	$4,950,273	$5,642,174	$3,849,149	$6,383,795

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment companies. As of October 31, 2017, the Trust consists of thirty-four active series, two of which are presented in this filing: American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The AMR Class of the Balanced Fund closed on May 31, 2016 and the shares merged into the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Dividends from net investment income of the Balanced Fund will normally be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value Fund will normally be declared and be paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may also designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a controlling ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of October 31, 2017, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, two accounts have been identified as representing a non-affiliated controlling ownership of approximately 13% of the Balanced Fund’s outstanding shares and one account has been identified as representing a non-affiliated controlling ownership of approximately 32% of the Mid-Cap Value Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; and Hotchkis and Wiley Capital Management, LLC for the Balanced Fund. In addition, the Manager manages a portion of the Balanced Fund pursuant to the Management Agreement. The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Pzena Investment Management, LLC; and WEDGE Capital Management, L.L.P. for the Mid-Cap Value Fund pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2017 were as follows:

Balanced Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.36%	$1,839,408
Sub-Advisor Fees	0.14%	787,805

Total	0.50%	$2,627,213

Mid-Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,190,546
Sub-Advisor Fees	0.45%	2,821,287

Total	0.80%	$5,011,833

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended October 31, 2017, the Manager received securities lending fees of $1,403 and $5,376 for the securities lending activities of the Balanced Fund and Mid-Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications, and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$49,809
Mid-Cap Value	86,187

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

As of October 31, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$7,594
Mid-Cap Value	9,732

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2017, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Balanced	$22,541	$1,857	$24,398
Mid-Cap Value	31,683	13,794	45,477

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2017, the Balanced Fund borrowed on average $5,497,161 for 2 days at an average interest rate of 1.74% with interest charges of $524. This amount is included in “Other expenses” on the Statements of Operations. The Balanced Fund also participated as a lender by loaning an average amount of $1,885,061 for 16 days at an average interest rate of 1.25% with interest charges earned of $1,002. This amount is included in “Interest income” on the Statements of Operations. For the year ended October 31, 2017, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2017, there were no waived fees, expenses reimbursed, or recovered expenses.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2017, Foreside collected $23,984 and $2,147 in sales commissions for Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2017, CDSC fees of $625 were collected for Class A Shares of the Mid-Cap Value Fund and no fees were collected for Class A Shares of the Balanced Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2017, CDSC fees of $9,571 and $90 were collected for Class C Shares of the Balanced Fund and Mid-Cap Value Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts (“ADRs”) and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2017 are disclosed in the Funds’ Notes to the Schedules of Investments. The Funds did not hold any illiquid securities as of the year ended October 31, 2017.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities (“MBS”)

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Funds may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Funds.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Publicly Traded Partnerships; Master Limited Partnerships

The Funds may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter (“OTC”) market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2017
Balanced	122
Mid-Cap Value	173

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Balanced Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$97,679	$97,679

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$3,847,111	$3,847,111

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$368,904	$368,904

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Mid-Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,261,138	$1,261,138

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2017:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$3,703,362	$3,703,362

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,742,221	$1,742,221

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Balanced Fund is subject to the risk that the market value of fixed-income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled one more hike in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their duration. Fixed-income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

To the extent the Funds lend its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2017.

Balanced Fund

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$97,679	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$97,679	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(97,679)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$19,270,065	$-	$-	$-	$19,270,065

Total Borrowings	$19,270,065	$-	$-	$-	$19,270,065

Gross amount of recognized liabilities for securities lending transactions					$19,270,065

Mid-Cap Value Fund

Offsetting of Financial and Derivative Assets as of October 31, 2017:
	Assets	Liabilities
Futures Contracts	$1,261,138	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,261,138	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,261,138)	$-

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,085,328	$-	$-	$-	$3,085,328

Total Borrowings	$3,085,328	$-	$-	$-	$3,085,328

Gross amount of recognized liabilities for securities lending transactions and sale buy-back transactions					$3,085,328

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Balanced Fund utilized earnings and profits distributed to shareholders from redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income*
Institutional ClassA	$3,922,895	$8,264,594	$3,184,300	$5,546,242
Y Class	1,320,074	405,490	1,054,082	1,490,422
Investors Class	2,791,629	1,969,152	3,122,003	5,830,974
Advisor Class	196,602	133,099	63,730	110,271
A Class	506,915	377,279	224,784	278,524
C Class	535,923	334,834	30,824	76,687
Long-term capital gains
Institutional ClassA	-	21,375,622	-	9,918,865
Y Class	-	1,575,829	-	2,719,017
Investors Class	-	7,756,202	-	11,678,403
Advisor Class	-	605,990	-	276,050
A Class	-	1,370,814	-	639,255
C Class	-	2,334,178	-	257,621

Total distributions paid	$9,274,038	$46,503,083	$7,679,723	$38,822,331

*For tax purposes, short-term gains are considered ordinary income distributions.

A Includes AMR Class distribution due to merger with the Institutional Class on May 31, 2016.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

As of October 31, 2017 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$300,628,066	$62,838,788	$(8,776,868)	$54,061,920
Mid-Cap Value	577,831,603	132,835,661	(26,948,847)	105,886,814

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$54,061,920	$10,713,137	$11,286,059	$-	$1	$76,061,117
Mid-Cap Value	105,886,814	3,849,149	17,340,533	-	-	127,076,496

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from real estate investment securities and publicly traded partnerships, and book amortization of premiums.

Shareholders of the Balanced Fund elected to receive securities rather than cash for their redemption proceeds. The Fund realized gains of $27,820,441 as a result of the in kind distribution, as disclosed on the Statements of Operations for the year ended October 31, 2017. These gains were not recognized for federal income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, foreign currency reclasses, paydown reclasses, Section 732 basis adjustments, reclassifications of income from real estate investment securities, publicly traded partnerships, reclassifications of dividends, utilization of earnings and profits distributed to shareholders from redemption of shares, and net realized gains from redemption in kind as of October 31, 2017:

Fund	Paid-In-Capital	Undistributed (Overdistribution of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Balanced	$33,333,840	$285,525	$(33,619,365)	$-
Mid-Cap Value	(28)	(680,901)	680,929	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Funds did not any have capital loss carryforwards.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$120,975,229	$23,072,873	$148,343,289	$21,408,125
Mid-Cap Value	166,706,144	-	162,380,314	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2017 are as follows:

Fund	Type of Transaction	October 31, 2016 Shares/Fair Value	Purchases	Sales	October 31, 2017 Shares/Fair Value	Dividend Income
Balanced	Direct	$32,057,781	$186,700,032	$210,894,560	$7,863,253	$120,975
Balanced	Securities Lending	-	45,703,175	42,617,847	3,085,328	N/A
Mid-Cap Value	Direct	25,957,274	232,854,373	226,259,176	32,552,471	219,449
Mid-Cap Value	Securities Lending	4,103,281	219,794,705	204,627,921	19,270,065	N/A

9.  Securities Lending

The Funds may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$3,023,104	$3,085,328	$-	$3,085,328
Mid-Cap Value	18,807,570	19,270,065	-	19,270,065

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended October 31,
	2017		2016A
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,092,787	$18,080,161	27,615,173	$413,275,370
Reinvestment of dividends	238,615	3,910,236	2,110,281	29,609,682
Shares redeemed	(28,034,177)	(458,858,477)	(26,882,903)	(378,720,594)

Net increase (decrease) in shares outstanding	(26,702,775)	$(436,868,080)	2,842,551	$64,164,458

	Y Class
	Year Ended October 31,
	2017		2016
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	3,930,687	$64,515,384	1,011,636	$15,071,547
Reinvestment of dividends	65,834	1,098,461	126,508	1,861,848
Shares redeemed	(2,147,617)	(35,745,768)	(1,725,794)	(25,396,659)

Net increase (decrease) in shares outstanding	1,848,904	$29,868,077	(587,650)	$(8,463,264)

	Investor Class
	Year Ended October 31,
	2017		2016
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,891,239	$27,893,209	1,350,859	$18,123,424
Reinvestment of dividends	183,821	2,729,041	720,937	9,524,234
Shares redeemed	(3,351,461)	(49,631,206)	(3,685,502)	(49,146,541)

Net (decrease) in shares outstanding	(1,276,401)	$(19,008,956)	(1,613,706)	$(21,498,883)

	Advisor Class
	Year Ended October 31,
	2017		2016
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	105,859	$1,651,482	133,774	$1,850,033
Reinvestment of dividends	12,537	196,603	53,093	739,089
Shares redeemed	(183,384)	(2,863,636)	(352,921)	(4,929,490)

Net (decrease) in shares outstanding	(64,988)	$(1,015,551)	(166,054)	$(2,340,368)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

	A Class
	Year Ended October 31,
	2017		2016
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	410,539	$6,059,817	482,815	$6,411,237
Reinvestment of dividends	31,357	464,996	125,899	1,660,888
Shares redeemed	(843,857)	(12,512,241)	(826,982)	(11,295,620)

Net (decrease) in shares outstanding	(401,961)	$(5,987,428)	(218,268)	$(3,223,495)

	C Class
	Year Ended October 31,
	2017		2016
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	511,750	$7,628,600	513,284	$6,943,323
Reinvestment of dividends	33,550	501,998	186,044	2,476,409
Shares redeemed	(776,384)	(11,594,157)	(909,921)	(12,252,401)

Net (decrease) in shares outstanding	(231,084)	$(3,463,559)	(210,593)	$(2,832,669)

	Institutional Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,954,710	$95,148,198	4,825,944	$64,259,175
Reinvestment of dividends	200,907	3,102,004	1,149,977	15,064,696
Shares redeemed	(4,676,013)	(74,643,061)	(9,719,197)	(132,906,070)

Net increase (decrease) in shares outstanding	1,479,604	$23,607,141	(3,743,276)	$(53,582,199)

	Y Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,882,597	$30,182,084	1,694,856	$21,909,728
Reinvestment of dividends	68,733	1,052,987	323,352	4,203,575
Shares redeemed	(1,053,861)	(16,770,607)	(1,882,894)	(24,911,078)

Net increase in shares outstanding	897,469	$14,464,464	135,314	$1,202,225

	Investor Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,951,825	$47,658,072	3,990,292	$53,655,559
Reinvestment of dividends	199,673	3,114,890	1,320,670	17,472,464
Shares redeemed	(4,583,694)	(73,830,629)	(8,788,846)	(117,484,842)

Net (decrease) in shares outstanding	(1,432,196)	$(23,057,667)	(3,477,884)	$(46,356,819)

	Advisor Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	81,445	$1,272,473	152,769	$1,990,312
Reinvestment of dividends	4,212	63,730	30,087	386,321
Shares redeemed	(350,490)	(5,453,538)	(167,622)	(2,196,069)

Net increase (decrease) in shares outstanding	(264,833)	$(4,117,335)	15,234	$180,564

	A Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	318,235	$4,979,042	798,185	$9,613,064
Reinvestment of dividends	14,503	219,286	69,638	893,451
Shares redeemed	(676,186)	(10,691,000)	(595,507)	(7,792,695)

Net increase (decrease) in shares outstanding	(343,448)	$(5,492,672)	272,316	$2,713,820

American Beacon FundsSM

Notes to Financial Statements

October 31, 2017

	C Class
	Year Ended October 31,
	2017		2016
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	60,211	$917,397	78,375	$1,022,759
Reinvestment of dividends	2,030	29,866	26,027	325,334
Shares redeemed	(116,353)	(1,771,416)	(99,482)	(1,268,556)

Net increase (decrease) in shares outstanding	(54,112)	$(824,153)	4,920	$79,537

	AMR Class
	Year Ended October 31,
	2017		2016B
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	936	$13,774
Shares redeemed	-	-	(85,963)	(1,270,532)

Net (decrease) in shares outstanding	-	$-	(85,027)	$(1,256,758)

A Includes AMR Class transactions prior to merger with the Institutional Class on May 31,2016.

B The AMR Class closed on December 11, 2015.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.26	$15.79	$16.79	$16.31	$14.27

Income (loss) from investment operations:
Net investment income	0.36	0.27	0.32	0.38	0.30
Net gains (losses) on investments (both realized and unrealized)	2.04	0.20	(0.32)	1.35	2.35

Total income (loss) from investment operations	2.40	0.47	-	1.73	2.65

Less distributions:
Dividends from net investment income	(0.36)	(0.25)	(0.22)	(0.42)	(0.30)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.36)	(1.00)	(1.00)	(1.25)	(0.61)

Net asset value, end of period	$17.30	$15.26	$15.79	$16.79	$16.31

Total returnB	15.82%	3.30%	(0.07)%	11.15%	19.04%

Ratios and supplemental data:
Net assets, end of period	$88,015,702	$485,231,068	$99,173,943	$74,422,347	$60,916,035
Ratios to average net assets:
Expenses, before reimbursements	0.59%	0.62%	0.58%	0.58%	0.60%
Expenses, net of reimbursements	0.59%	0.62%	0.58%	0.58%	0.60%
Net investment income, before expense reimbursements	1.80%	1.90%	1.83%	2.24%	1.86%
Net investment income, net of reimbursements	1.80%	1.90%	1.83%	2.24%	1.86%
Portfolio turnover rate	32%	16%	62%	34%	56%

	Y Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$15.30	$15.84	$16.83	$16.37	$14.32

Income (loss) from investment operations:
Net investment income	0.24	0.30	0.30	0.40	0.39
Net gains (losses) on investments (both realized and unrealized)	2.20	0.13	(0.30)	1.31	2.26

Total income (loss) from investment operations	2.44	0.43	-	1.71	2.65

Less distributions:
Dividends from net investment income	(0.35)	(0.22)	(0.21)	(0.42)	(0.29)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.35)	(0.97)	(0.99)	(1.25)	(0.60)

Net asset value, end of period	$17.39	$15.30	$15.84	$16.83	$16.37

Total returnB	16.05%	3.06%	(0.07)%	10.98%	18.97%

Ratios and supplemental data:
Net assets, end of period	$64,926,394	$28,843,268	$39,151,318	$36,113,608	$7,262,894
Ratios to average net assets:
Expenses, before reimbursements	0.68%	0.72%	0.66%	0.67%	0.68%
Expenses, net of reimbursements	0.68%	0.72%	0.66%	0.68%	0.70%
Net investment income, before expense reimbursements	1.67%	1.95%	1.75%	2.01%	1.71%
Net investment income, net of reimbursements	1.67%	1.95%	1.75%	2.01%	1.69%
Portfolio turnover rate	32%	16%	62%	34%	56%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.71	$14.30	$15.31	$14.98	$13.16

Income (loss) from investment operations:
Net investment income	0.15	0.18	0.22	0.42	0.26
Net gains (losses) on investments (both realized and unrealized)	1.96	0.18	(0.26)	1.11	2.13

Total income (loss) from investment operations	2.11	0.36	(0.04)	1.53	2.39

Less distributions:
Dividends from net investment income	(0.31)	(0.20)	(0.19)	(0.37)	(0.26)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.31)	(0.95)	(0.97)	(1.20)	(0.57)

Net asset value, end of period	$15.51	$13.71	$14.30	$15.31	$14.98

Total returnA	15.52%	2.85%	(0.35)%	10.75%	18.65%

Ratios and supplemental data:
Net assets, end of period	$124,143,894	$127,235,433	$155,757,561	$165,808,020	$109,336,889
Ratios to average net assets:
Expenses, before reimbursements	0.89%	0.95%	0.91%	0.92%	0.92%
Expenses, net of reimbursements	0.89%	0.95%	0.91%	0.92%	0.92%
Net investment income, before expense reimbursements	1.48%	1.72%	1.51%	1.84%	1.62%
Net investment income, net of reimbursements	1.48%	1.72%	1.51%	1.84%	1.62%
Portfolio turnover rate	32%	16%	62%	34%	56%

	Advisor Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.46	$15.02	$16.04	$15.65	$13.73

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.24	0.22	0.18	(0.12)
Net gains (losses) on investments (both realized and unrealized)	1.99	0.12	(0.29)	1.39	2.60

Total income (loss) from investment operations	2.20	0.36	(0.07)	1.57	2.48

Less distributions:
Dividends from net investment income	(0.28)	(0.17)	(0.17)	(0.35)	(0.25)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.28)	(0.92)	(0.95)	(1.18)	(0.56)

Net asset value, end of period	$16.38	$14.46	$15.02	$16.04	$15.65

Total returnA	15.31%	2.71%	(0.58)%	10.58%	18.52%

Ratios and supplemental data:
Net assets, end of period	$10,944,675	$10,603,004	$13,510,138	$14,705,747	$6,352,890
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.12%	1.06%	1.07%	1.07%
Expenses, net of reimbursements	1.08%	1.12%	1.06%	1.07%	1.07%
Net investment income, before expense reimbursements	1.29%	1.55%	1.35%	1.75%	1.32%
Net investment income, net of reimbursements	1.29%	1.55%	1.35%	1.75%	1.32%
Portfolio turnover rate	32%	16%	62%	34%	56%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.69	$14.27	$15.29	$14.97	$13.16

Income (loss) from investment operations:
Net investment income	0.16	0.21	0.23	0.33	0.22
Net gains (losses) on investments (both realized and unrealized)	1.93	0.15	(0.29)	1.18	2.14

Total income (loss) from investment operations	2.09	0.36	(0.06)	1.51	2.36

Less distributions:
Dividends from net investment income	(0.30)	(0.19)	(0.18)	(0.36)	(0.24)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.30)	(0.94)	(0.96)	(1.19)	(0.55)

Net asset value, end of period	$15.48	$13.69	$14.27	$15.29	$14.97

Total returnA	15.36%	2.84%	(0.48)%	10.67%	18.45%

Ratios and supplemental data:
Net assets, end of period	$21,934,880	$24,892,096	$29,074,120	$25,578,944	$6,284,539
Ratios to average net assets:
Expenses, before reimbursements	0.99%	1.02%	0.97%	1.02%	1.10%
Expenses, net of reimbursements	0.99%	1.02%	0.97%	1.04%	1.10%
Net investment income, before expense reimbursements	1.39%	1.64%	1.44%	1.68%	1.31%
Net investment income, net of reimbursements	1.39%	1.64%	1.44%	1.67%	1.30%
Portfolio turnover rate	32%	16%	62%	34%	56%

	C Class
	Year Ended October 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.83	$14.43	$15.47	$15.13	$13.33

Income (loss) from investment operations:
Net investment income	0.08	0.12	0.14	0.21	0.17
Net gains (losses) on investments (both realized and unrealized)	1.92	0.13	(0.29)	1.20	2.11

Total income (loss) from investment operations	2.00	0.25	(0.15)	1.41	2.28

Less distributions:
Dividends from net investment income	(0.19)	(0.10)	(0.11)	(0.24)	(0.17)
Distributions from net realized gains	-	(0.75)	(0.78)	(0.83)	(0.31)

Total distributions	(0.19)	(0.85)	(0.89)	(1.07)	(0.48)

Net asset value, end of period	$15.64	$13.83	$14.43	$15.47	$15.13

Total returnA	14.50%	2.03%	(1.14)%	9.80%	17.50%

Ratios and supplemental data:
Net assets, end of period	$42,575,983	$40,827,570	$45,641,648	$32,045,404	$11,573,900
Ratios to average net assets:
Expenses, before reimbursements	1.73%	1.77%	1.72%	1.78%	1.84%
Expenses, net of reimbursements	1.73%	1.77%	1.72%	1.79%	1.85%
Net investment income, before expense reimbursements	0.63%	0.89%	0.69%	0.94%	0.51%
Net investment income, net of reimbursements	0.63%	0.89%	0.69%	0.93%	0.50%
Portfolio turnover rate	32%	16%	62%	34%	56%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$14.03	$14.62	$14.76		$14.33		$10.95

Income (loss) from investment operations:
Net investment income	0.16	0.26	0.16		0.12		0.13
Net gains on investments (both realized and unrealized)	3.28	0.03	0.25		1.27		3.93

Total income from investment operations	3.44	0.29	0.41		1.39		4.06

Less distributions:
Dividends from net investment income	(0.22)	(0.17)	(0.10)		(0.11)		(0.20)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.22)	(0.88)	(0.55)		(0.96)		(0.68)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$17.25	$14.03	$14.62		$14.76		$14.33

Total returnC	24.71%	2.39%	2.73%		10.20%		39.18%

Ratios and supplemental data:
Net assets, end of period	$265,934,589	$195,472,135	$258,503,278		$193,634,639		$72,206,907
Ratios to average net assets:
Expenses, before reimbursements	0.89%	0.89%	0.85%		0.89%		0.99%
Expenses, net of reimbursements	0.89%	0.89%	0.85%		0.93%		0.98%
Net investment income, before expense reimbursements	1.06%	1.65%	1.10%		0.92%		1.05%
Net investment income, net of reimbursements	1.06%	1.65%	1.10%		0.88%		1.06%
Portfolio turnover rate	28%	27%	79%		24%		48%

	Y Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$13.92	$14.52	$14.66		$14.25		$10.92

Income (loss) from investment operations:
Net investment income	0.15	0.23	0.15		0.18		0.17
Net gains on investments (both realized and unrealized)	3.25	0.05	0.26		1.19		3.86

Total income from investment operations	3.40	0.28	0.41		1.37		4.03

Less distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.10)		(0.11)		(0.22)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.21)	(0.88)	(0.55)		(0.96)		(0.70)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$17.11	$13.92	$14.52		$14.66		$14.25

Total returnC	24.60%	2.29%	2.76%		10.15%		38.99%

Ratios and supplemental data:
Net assets, end of period	$100,190,167	$68,994,531	$70,009,288		$31,074,584		$2,813,712
Ratios to average net assets:
Expenses, before reimbursements	0.97%	0.96%	0.94%		0.98%		1.11%
Expenses, net of reimbursements	0.97%	0.96%	0.94%		0.98%		1.08%
Net investment income, before expense reimbursements	0.98%	1.59%	1.02%		0.80%		0.79%
Net investment income, net of reimbursements	0.98%	1.59%	1.02%		0.80%		0.82%
Portfolio turnover rate	28%	27%	79%		24%		48%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$14.14	$14.73	$14.89		$14.47		$10.98

Income (loss) from investment operations:
Net investment income	0.14	0.21	0.13		0.16		0.23
Net gains on investments (both realized and unrealized)	3.31	0.05	0.25		1.21		3.83

Total income from investment operations	3.45	0.26	0.38		1.37		4.06

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.09)		(0.10)		(0.09)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.19)	(0.85)	(0.54)		(0.95)		(0.57)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$17.40	$14.14	$14.73		$14.89		$14.47

Total returnC	24.52%	2.12%	2.52%		9.99%		38.69%

Ratios and supplemental data:
Net assets, end of period	$274,552,551	$243,421,035	$304,799,582		$246,404,670		$17,871,568
Ratios to average net assets:
Expenses, before reimbursements	1.09%	1.12%	1.09%		1.13%		1.25%
Expenses, net of reimbursements	1.09%	1.12%	1.09%		1.14%		1.23%
Net investment income, before expense reimbursements	0.86%	1.44%	0.87%		0.61%		0.68%
Net investment income, net of reimbursements	0.86%	1.44%	0.87%		0.60%		0.70%
Portfolio turnover rate	28%	27%	79%		24%		48%

	Advisor Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$13.69	$14.27	$14.46		$14.07		$10.81

Income (loss) from investment operations:
Net investment income	0.10	0.16	0.08		0.11		0.11
Net gains on investments (both realized and unrealized)	3.18	0.05	0.25		1.17		3.83

Total income from investment operations	3.28	0.21	0.33		1.28		3.94

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.07)		(0.04)		(0.20)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.14)	(0.79)	(0.52)		(0.89)		(0.68)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$16.83	$13.69	$14.27		$14.46		$14.07

Total returnC	24.10%	1.82%	2.25%		9.58%		38.43%

Ratios and supplemental data:
Net assets, end of period	$3,682,231	$6,622,356	$6,684,131		$7,149,083		$727,587
Ratios to average net assets:
Expenses, before reimbursements	0.55%	1.40%	1.37%		1.40%		1.61%
Expenses, net of reimbursements	0.55%	1.40%	1.37%		1.46%		1.49%
Net investment income, before expense reimbursements	0.67%	1.16%	0.58%		0.35%		0.46%
Net investment income, net of reimbursements	0.67%	1.16%	0.58%		0.30%		0.58%
Portfolio turnover rate	28%	27%	79%		24%		48%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$13.70	$14.28	$14.43		$14.09		$10.82

Income (loss) from investment operations:
Net investment income	0.13	0.18	0.11		0.13		0.14
Net gains on investments (both realized and unrealized)	3.18	0.05	0.25		1.16		3.80

Total income from investment operations	3.31	0.23	0.36		1.29		3.94

Less distributions:
Dividends from net investment income	(0.17)	(0.10)	(0.06)		(0.10)		(0.19)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.17)	(0.81)	(0.51)		(0.95)		(0.67)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$16.84	$13.70	$14.28		$14.43		$14.09

Total returnC	24.26%	1.98%	2.35%		9.68%		38.39%

Ratios and supplemental data:
Net assets, end of period	$18,170,218	$19,486,655	$16,422,504		$18,345,497		$1,666,696
Ratios to average net assets:
Expenses, before reimbursements	1.27%	1.26%	1.25%		1.33%		1.48%
Expenses, net of reimbursements	1.27%	1.26%	1.25%		1.33%		1.49%
Net investment income, before expense reimbursements	0.69	1.30%	0.71%		0.42%		0.44%
Net investment income, net of reimbursements	0.69	1.30%	0.71%		0.42%		0.43%
Portfolio turnover rate	28%	27%	79%		24%		48%

	C Class
	Year Ended October 31,
	2017	2016	2015A		2014		2013

Net asset value, beginning of period	$13.26	$13.87	$14.08		$13.81		$10.70

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.07	0.01		0.08		0.11
Net gains on investments (both realized and unrealized)	3.11	0.06	0.23		1.09		3.67

Total income from investment operations	3.08	0.13	0.24		1.17		3.78

Less distributions:
Dividends from net investment income	(0.07)	(0.03)	-		(0.05)		(0.19)
Distributions from net realized gains	-	(0.71)	(0.45)		(0.85)		(0.48)

Total distributions	(0.07)	(0.74)	(0.45)		(0.90)		(0.67)

Redemption fees added to beneficial interests	-	-	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$16.27	$13.26	$13.87		$14.08		$13.81

Total returnC	23.27%	1.19%	1.57%		8.88%		37.32%

Ratios and supplemental data:
Net assets, end of period	$6,520,983	$6,030,130	$6,238,827		$5,104,394		$904,692
Ratios to average net assets:
Expenses, before reimbursements	2.04%	2.04%	2.01%		2.12%		2.25%
Expenses, net of reimbursements	2.04%	2.04%	2.01%		2.13%		2.24%
Net investment income (loss), before expense reimbursements	(0.09)%	0.53%	(0.05)%		(0.33)%		(0.27)%
Net investment income (loss), net of reimbursements	(0.09)%	0.53%	(0.05)%		(0.34)%		(0.26)%
Portfolio turnover rate	28%	27%	79%		24%		48%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2017 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2017.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2017. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	40.87%
Mid-Cap Value	60.79%

Qualified Dividend Income:

Balanced	78.08%
Mid-Cap Value	100.00%

Long-Term Capital Gain Distributions:

Balanced	$9,275,294
Mid-Cap Value	-

Short-Term Capital Gain Distributions:

Balanced	$-
Mid-Cap Value	-

Shareholders will receive notification in January 2018 of the applicable tax information necessary to prepare their 2017 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Balanced Fund (“Balanced Fund”) and American Beacon Mid-Cap Value Fund (“Mid Cap Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid Cap Fund, and each of Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, L.L.P. (“WEDGE”).

Each of the Investment Advisory Agreements is referred to herein as the “Investment Advisory Agreement,” and Barrow, Brandywine, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of certain similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•	an evaluation of other benefits to a firm or Funds as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for both of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the applicable Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index and, with respect to certain subadvisors, an additional market. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with each Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadviser and for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered each subadvisor’s representation that, with respect to each subadviser, except for

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

WEDGE, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts and, with respect to WEDGE, the Fund’s subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and, those that do, likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadviser, the Manager has negotiated breakpoints in the subadvisory fee schedule for each Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund, except for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadviser. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance of each Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) the Manager’s representation that a comparison of its performance relative to the Manager’s benchmark index rather than its Broadridge performance universe may be more appropriate because the Manager only manages an investment-grade fixed-income portion of the Fund; and (2) that the Manager outperformed its applicable benchmark index for the 5-year period ended February 28, 2017.

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine and Hotchkis, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Barrow	5 years	2	nd Quintile
Brandywine	5 years	1	st Quintile
Hotchkis*	5 years	1	st Quintile

* Hotchkis equity only return compared to the Broadridge large cap value performance universe

The Trustees also considered: (1) the Manager’s representation that the Funds included in the Broadridge performance universe are managed pursuant to a variety of investment styles and the Fund may underperform when its value style is out of favor; (2) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; and (3) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relative performance impact of the investment restrictions the Manager places on the subadvisors.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the Mid Cap Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated, ending February 28, 2017)

Barrow	5 years	2	nd Quintile
Pzena	5 years	1	st Quintile
WEDGE	1 Year	2	nd Quintile

The Trustees also considered: (1) that the Fund’s Broadridge expense group and expense universe are comprised principally of single-manager funds, which typically reach breakpoints in their subadvisory fee schedules sooner than multi-manager funds; (2) the Manager’s representation that one of the Fund’s subadvisors had committed to reducing the subadvisor’s fee rate schedule with respect to its allocation of the Fund; (3) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor’s allocation of the Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; and (2) determined that the Mid Cap Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).
NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017–present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Joseph B. Armes (55)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Gerard J. Arpey (59)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term

Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (63)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Thomas M. Dunning (75)	Trustee since 2008	Chairman Emeritus, Lockton Dunning Benefits (consulting firm in employee benefits) (2008–Present); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Richard A. Massman (74)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

Barbara J. McKenna, CFA (54)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present).

R. Gerald Turner (71)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present).

OFFICERS	Term

One Year

Gene L. Needles, Jr. (62)	President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Resolute Investment Managers, Inc. (2015-Present); President, CEO and Director, Resolute Acquisition, Inc. (2015-Present); President, CEO and Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017—Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009–2012); President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rosemary K. Behan (58)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present) Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present).

Brian E. Brett (57)	VP since 2004	Senior Vice President (2012-Present) and Vice President (2004-2012), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Paul B. Cavazos (48)	VP since 2016	Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Erica Duncan (47)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Melinda G. Heika (56)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Terri L. McKinney (53)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Jeffrey K. Ringdahl (42)	VP since 2010	Senior Vice President (2013-Present), Vice President (2010-2013), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Senior Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-President); Director, Shapiro Capital Management, LLC (2017-Present).

Samuel J. Silver (54)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-Present); Assistant Treasurer, Resolute Investment Managers, Inc. (2015-Present); Assistant Treasurer, Resolute Acquisition, Inc. (2015-Present); Assistant. Treasurer, Resolute Topco, Inc. (2015-Present); Assistant Treasurer, Resolute Investment Holdings, LLC.; Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term

One Year

Rebecca L. Harris (50)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

Teresa A. Oxford (59)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

October 31, 2017 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/17

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 24, 2017 to disclose the addition of the Institutional Funds Trust, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$231,054	10/31/2016
$231,167	10/31/2017

(b)

Audit-Related Fees	Fiscal Year Ended
$0	10/31/2016
$0	10/31/2017

(c)

Tax Fees	Fiscal Year Ended
$34,161	10/31/2016
$41,259	10/31/2017

(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2016
$0	10/31/2017

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$34,161	$215,882	N/A	10/31/2016
$41,259	$54,542	N/A	10/31/2017

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 8, 2018

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: January 8, 2018